As filed with the U.S. Securities and Exchange Commission on May 16, 2006.

Securities Act File No. 333-132344

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY STRATEGIST FUND

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 869-6397

(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Strategist Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY TOTAL RETURN TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 17, 2006

To the Shareholders of Morgan Stanley Total Return Trust

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Total Return Trust (‘‘Total Return’’) to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 2:00 p.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.	To consider and vote upon an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Reorganization Agreement’’), between Total Return and Morgan Stanley Strategist Fund (‘‘Strategist’’), pursuant to which substantially all of the assets of Total Return would be combined with those of Strategist and shareholders of Total Return would become shareholders of Strategist receiving shares of Strategist with a value equal to the value of their holdings in Total Return (the ‘‘Reorganization’’); and

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on April 7, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Total Return recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

May 18, 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY STRATEGIST FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Total Return Trust

By and in Exchange for Shares of
Morgan Stanley Strategist Fund

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Total Return Trust (‘‘Total Return’’) in connection with an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Total Return will be combined with those of Morgan Stanley Strategist Fund (‘‘Strategist’’) in exchange for shares of Strategist (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Total Return will become shareholders of Strategist and will receive shares of Strategist with a value equal to the value of their holdings in Total Return. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Total Return and Strategist attached hereto as Exhibit A. The address of Total Return is that of Strategist set forth above. This Proxy Statement also constitutes a Prospectus of Strategist, which is dated May 18, 2006, filed by Strategist with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Strategist is an open-end management investment company whose investment objective is to seek to maximize the total return on its investments. Strategist actively allocates its assets among the major asset categories of equity securities, fixed income securities and money market instruments, with no limit on the percentage of assets that may be allocated to any one asset class.

This Proxy Statement and Prospectus sets forth concisely information about Strategist that shareholders of Total Return should know before voting on the Reorganization Agreement. A copy of the Prospectus for Strategist dated November 30, 2005, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference are Strategist's Annual Report for the fiscal year ended July 31, 2005 and its succeeding Semi-Annual Report for the six-months ended January 31, 2006. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated May 18, 2006, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Total Return's Prospectus, dated November 30, 2005, as supplemented, its Annual Report for its fiscal year ended July 31, 2005 and its succeeding Semi-Annual report for the six-months ended January 31, 2006. Such documents, as well as additional information about Strategist, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated May 18, 2006.

PROXY STATEMENT AND PROSPECTUS

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MORGAN STANLEY TOTAL RETURN TRUST
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held July 17, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Total Return Trust (‘‘Total Return’’), an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Total Return (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Total Return to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 2:00 p.m., New York time, on July 17, 2006, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about May 18, 2006.

At the Meeting, Total Return shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Reorganization Agreement’’), between Total Return and Morgan Stanley Strategist Fund (‘‘Strategist’’), pursuant to which substantially all of the assets of Total Return will be combined with those of Strategist in exchange for shares of Strategist. As a result of this transaction, Shareholders will become shareholders of Strategist and will receive shares of Strategist equal to the value of their holdings in Total Return on the date of such transaction (the ‘‘Reorganization’’). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Total Return will receive Class A, Class B, Class C and Class D shares of Strategist, respectively. The shares to be issued by Strategist pursuant to the Reorganization (the ‘‘Strategist Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Strategist is set forth herein and in Strategist's current Prospectus, dated November 30, 2005 (‘‘Strategist's Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The information concerning Total Return and Strategist contained herein has been supplied by Total Return and Strategist, respectively. Each of Total Return and Strategist is referred to herein as a ‘‘Fund.’’

Record Date; Share Information

The Board has fixed the close of business on April 7, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 7,231,196 shares of Total Return issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class will vote together as a single class in connection with the Reorganization Agreement. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date:

Name and Address of Total Return Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
WINMEX INVESTMENTS LIMITED LOT 220 CLEAR WATER BAY ROAD KOWLOON, HONG KONG	165,995.931	6.34%
Class B
NONE
Class C
NONE
Class D
NONE

Name and Address of Strategist Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
STATE STREET BANK AND TRUST CO. FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	1,466,761.674	5.83%
Class B
NONE
Class C
NONE
Class D
MAC & CO A/C MSWF4000152 MUTUAL FUNDS OPERATIONS MORGAN STANLEY DPSP/START PLAN PO BOX 3198 PITTSBURGH, PA 15230-3198	1,588,008.755	54.21%
STATE STREET BANK AND TRUST CO. FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	318,346.914	10.87%

As of the Record Date, the trustees and officers of Total Return and Strategist, each as a group, owned less than 1% of the outstanding shares of Total Return and Strategist, respectively.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board

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knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Total Return, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Total Return present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Total Return, which expenses are expected to approximate $194,641. Total Return and Strategist will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Total Return or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Total Return will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Total Return may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Total Return would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by the Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to

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authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Total Return has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Total Return.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Total Return represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Total Return will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Strategist's Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Total Return, subject to stated liabilities, to Strategist in exchange for the Strategist Shares. The aggregate net asset value of the Strategist Shares issued in the exchange will equal the aggregate value of the net assets of Total Return received by Strategist. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Total Return will distribute the Strategist Shares received by Total Return to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Total Return, and Total Return will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Strategist Shares equal in value to such Shareholder's pro rata interest in the net assets of Total Return transferred to Strategist. Pursuant to the Reorganization, each Shareholder will

4

receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Total Return will become a holder of Class A, Class B, Class C and Class D shares of Strategist, respectively. Shareholders holding their shares of Total Return in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Strategist Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Strategist Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Total Return and Strategist may agree, on which date the number of Strategist shares to be delivered to Total Return will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Total Return will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Total Return's investment company taxable income for all periods since the inception of Total Return through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Total Return's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board's Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Total Return (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Total Return and the Shareholders and recommends approval of the Reorganization Agreement.

Past Performance

Total Return.    The bar chart and table below provide some indication of the risks of investing in Total Return. Total Return's past performance (before and after taxes) does not indicate how Total Return will perform in the future. This chart shows how the performance of Total Return's Class B shares has varied from year to year over the past 10 calendar years.

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Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 5.89%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.65% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was –21.14% (quarter ended September 30, 2002).

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This table compares Total Return's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. Total Return's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	−0.26%	–4.54%	—	2.28%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	—	5.75%
Class B1—Return Before Taxes	−0.50%	−4.62%	5.95%	—
Return After Taxes on Distributions[4]	−0.50%	–4.62%	4.97%	—
Return After Taxes on Distributions and Sale of Fund Shares	−0.33%	–3.87%	4.66%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	8.92%	—
Class C1—Return Before Taxes	3.50%	–4.24%	—	2.19%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	—	5.75%
Class D1—Return Before Taxes	5.48%	–3.28%	—	3.17%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lipper Multi-Cap Core Funds Index[3]	8.22%	2.21%	—	5.75%

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on November 30, 1994.

(2)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Total Return's Class B shares. The after-tax returns for Total Return's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Total Return shares through tax-deferred arrangements, such as 401(k) plans or individual

7

retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Total Return shares been sold at the end of the relevant periods, as applicable.

Strategist.    The bar chart and table below provide some indication of the risks of investing in Strategist. Strategist's past performance (before and after taxes) does not indicate how Strategist will perform in the future. This chart shows how the performance of Strategist's Class B shares has varied from year to year over the past 10 calendar years.

Annual Total Returns — Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 4.78%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.80% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was –12.84% (quarter ended September 30, 2002).

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This table compares Strategist's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. Strategist's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1—Return Before Taxes	2.15%	1.36%	—	5.50%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	—	4.87%
Class B1—Return Before Taxes	1.99%	1.28%	7.54%	—
Return After Taxes on Distributions[5]	1.73%	1.01%	6.11%	—
Return After Taxes on Distributions and Sale of Fund Shares	1.29%	0.93%	5.89%	—
S&P 500® Index[2]	4.91%	0.55%	9.07%	—
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	6.17%	—
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	6.88%	—
Class C1—Return Before Taxes	5.98%	1.66%	—	5.35%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	—	4.87%
Class D1—Return Before Taxes	8.05%	2.68%	—	6.41%
S&P 500® Index[2]	4.91%	0.55%	—	5.07%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Flexible Portfolio Funds Index[4]	6.34%	2.54%	—	4.87%

*	Only shown for share classes with less than a ten-year history.

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on October 31, 1988.

(2)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

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(4)	The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Strategist's Class B shares. The after-tax returns for Strategist's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Strategist shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Strategist shares been sold at the end of the relevant periods, as applicable.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Total Return and Strategist may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Total Return for its fiscal year ended July 31, 2005, and by Strategist for its fiscal year ended July 31, 2005. Total Return and Strategist each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Strategist) (the ‘‘Combined Fund’’) reflecting what the fee schedule would have been on January 31, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder's investment)	Total Return	Strategist	Pro Forma Combined Fund(6)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25%(1)	5.25%(1)	5.25%(1)
Class B	none	none	none
Class C	none	none	none
Class D	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	none(2)
Class B	5.00%(3)	5.00%(3)	5.00%(3)
Class C	1.00%(4)	1.00%(4)	1.00%(4)
Class D	none	none	none

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Shareholder Fees (fees paid directly from a shareholder's investment)	Total Return	Strategist	Pro Forma Combined Fund(6)
Redemption Fees(5)
Class A	2.00%	2.00%	2.00%
Class B	2.00%	2.00%	2.00%
Class C	2.00%	2.00%	2.00%
Class D	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Total Return	Strategist	Pro Forma Combined Fund(6)
Advisory Fees*
Class A	0.67%	0.42%	0.42%
Class B	0.67%	0.42%	0.42%
Class C	0.67%	0.42%	0.42%
Class D	0.67%	0.42%	0.42%
Distribution and Service (12b-1) Fees(7)
Class A	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%
Class C	1.00%	0.97%	0.97%
Class D	none	none	none
Other Expenses
Class A	0.43%	0.26%	0.28%
Class B	0.43%	0.26%	0.28%
Class C	0.43%	0.26%	0.28%
Class D	0.43%	0.26%	0.28%
Total Annual Fund Operating Expenses (8)
Class A	1.35%	0.93%	0.95%
Class B	2.10%	1.68%	1.70%
Class C	2.10%	1.65%	1.67%
Class D	1.10%	0.68%	0.70%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Total Return, Strategist or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

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If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Total Return
Class A	$655	$930	$1,226	$2,064
Class B	$713	$958	$1,329	$2,431
Class C	$313	$658	$1,129	$2,431
Class D	$112	$350	$606	$1,340
Strategist
Class A	$615	$806	$1,013	$1,608
Class B	$671	$830	$1,113	$1,987
Class C	$268	$520	$897	$1,955
Class D	$69	$218	$379	$847
Pro Forma Combined Fund
Class A	$617	$812	$1,023	$1,630
Class B	$673	$836	$1,073	$1,810
Class C	$270	$526	$907	$1,976
Class D	$72	$224	$390	$871

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Total Return
Class A	$655	$930	$1,226	$2,064
Class B	$213	$658	$1,129	$2,431
Class C	$213	$658	$1,129	$2,431
Class D	$112	$350	$606	$1,340
Strategist
Class A	$615	$806	$1,013	$1,608
Class B	$176	$545	$939	$1,987
Class C	$176	$545	$939	$1,955
Class D	$75	$233	$406	$847
Pro Forma Combined Fund
Class A	$617	$812	$1,023	$1,630
Class B	$173	$536	$923	$1,810
Class C	$170	$526	$907	$1,976
Class D	$72	$224	$390	$871

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	Expense information has been restated to reflect current fees in effect as of November 1, 2004.

(1)	Reduced for purchases of $25,000 and over. See ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

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(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class A Shares’’ in each Fund's Prospectus.

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class B Shares’’ in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year after purchase. See ‘‘Purchases, Exchanges and Redemptions’’ below and ‘‘Share Class Arrangements — Class C Shares’’ in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Strategist and Total Return as of January 31, 2006.

(7)	Each Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

(8)	The Investment Adviser has agreed to cap the total operating expense ratios of the Combined Fund at 0.92%, 1.67%, 1.64% and 0.67% for Class A, Class B, Class C and Class D shares, respectively, for a period of two years following the consummation of the Reorganization.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Total Return and Strategist — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Total Return has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Total Return, Strategist or Total Return's shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Total Return and Strategist

Investment Objectives and Policies.    The investment objective of Total Return is to seek high total return from capital growth and income. The investment objective of Strategist is to seek to maximize the total return on its investments. The principal differences between the Funds' investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment policies of both Total Return and Strategist are fundamental and may not be changed without shareholder approval.

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Total Return seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. Generally, the Fund will invest in companies that (i) have a market capitalization of at least $1 billion and (ii) in the view of the Investment Adviser, are expected to pay dividends or interest income. Up to 35% of Total Return's assets may be invested in foreign securities (including depositary receipts). In addition, up to 35% of Total Return's net assets may be invested in fixed-income securities. Total Return may also invest in forward foreign currency contracts.

Strategist seeks to achieve its investment objective by actively allocating assets among the major asset categories of equity securities (including depositary receipts), fixed income securities and money market instruments, with no limit on the percentage of assets that may be allocated to any one asset class. Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Strategist may invest in common stock, preferred stock, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (‘‘REITs’’) and money market instruments. In addition, Strategist may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers (but no more than 10% of its net assets in securities denominated in a foreign currency). Strategist may also invest in forward foreign currency exchange contracts and derivatives, including options and futures (including interest rate futures and options thereon). Strategist may also invest in commercial mortgage-backed securities (‘‘CMBS’’), swaps, targeted return index securities (‘‘TRAINs’’), stripped mortgage backed securities and inverse floating obligations (‘‘inverse floaters’’).

Investment Advisory and Distribution Plan Fees.    Total Return and Strategist obtain advisory services from the Investment Adviser. Each class of both Funds' shares is subject to the same advisory fee rates applicable to the respective Fund.

For the fiscal year ended July 31, 2005, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

Total Return	For the period from November 1, 2004 to July 31, 2005: 0.67% of the portion of the daily net assets not exceeding $500 million, 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion; and

For the period from August 1, 2004 to October 31, 2004: 0.75% of the portion of the daily net assets not exceeding $500 million, 0.725% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.

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Strategist	For the period from November 1, 2004 to July 31, 2005: 0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion; and

For the period from August 1, 2004 to October 31, 2004: 0.60% of the portion of the daily net assets not exceeding $500 million, 0.55% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of the daily net assets exceeding $3 billion.

Both Total Return and Strategist have adopted a distribution plan (together, the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, the Plan provides that the Funds will reimburse Morgan Stanley Distributors Inc. (the ‘‘Distributor’’) and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Total Return's Class B shares, Total Return's Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of Total Return (not including capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since Total Return's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. In the case of Strategist's Class B Shares, the Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the implementation of the Plan on November 8, 1989 (not including capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Plan's inception upon which a CDSC has been imposed or upon which charge has been waived, or (b) the average daily net assets of Class B shares attributable to shares purchased by all shareholders, net of related shares sold by all shareholders since the implementation of the Plan, plus 0.25% of the average daily net assets of Class B shares attributable to shares purchased by all shareholders, net of related shares sold by all shareholders prior to the implementation of the Plan. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Strategist's shares, see the section entitled ‘‘Share Class Arrangements’’ in Strategist's Prospectus, attached hereto. The Distributor also receives the

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proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Total Return and Strategist are set forth below under ‘‘Purchases, Exchanges and Redemptions.’’

Other Significant Fees.    Both Total Return and Strategist pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Purchases, Exchanges and Redemptions.    Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Total Return and Strategist
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section ‘‘Share Class Arrangements’’ in each Fund's Prospectus).

Class D shares of each Fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of Total Return and Strategist are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Total Return and Strategist, see the section entitled ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Shares of each class of Total Return and Strategist may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Strategist Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Strategist shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

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With respect to both Funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Total Return) will be counted. During the period of time a Strategist or Total Return shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Total Return and Strategist provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Strategist, see the section entitled ‘‘How to Exchange Shares’’ in Strategist's Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of Total Return and Strategist may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. Both Total Return and Strategist offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Total Return and Strategist may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Total Return pays dividends from net investment income annually, while Strategist pays such dividends quarterly. Each Fund usually distributes net capital gains, if any, in December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

PRINCIPAL RISK FACTORS

The share price and return of Strategist and Total Return will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Strategist and Total Return are summarized below.

Equity Securities.    Both Funds invest in common stocks and other equity securities including preferred stocks, debt or preferred stocks convertible into common stocks and depositary receipts. In

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general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

Foreign Securities.    Each Fund may invest in foreign securities (including depositary receipts) not traded in the United States on a national securities exchange. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Funds' trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities.    Both Funds may invest in fixed-income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Strategist's investment grade securities may have speculative credit risk characteristics.

Convertible Securities.    Both Funds may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. In addition, a portion of the convertible securities in which Total Return may invest may be rated below investment grade. Securities rated below investment grade are commonly known as ‘‘junk bonds’’ and have speculative characteristics. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual

18

corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities.

Collateralized Mortgage Obligations.    Strategist may invest in collateralized mortgage obligations (‘‘CMOs’’), which are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively, ‘‘Mortgage Assets’’). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Asset-Backed Securities.    Strategist may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs.    Strategist, and to a lesser extent Total Return, may also invest in REITs, which pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may be the most practical alternative means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administrative fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Options and Futures.    Strategist may invest in options and futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The

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Investment Adviser's predictions of movements in the direction of the stock and/or fixed-income markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in the Prospectus of Total Return and in Strategist's Prospectus, both of which are incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Total Return, including the Independent Trustees, having reviewed the financial position of Total Return and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Total Return and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Total Return.

The Board's Considerations

At a meeting held on February 6, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly Total Return's inability to gain assets as expected and the comparative expenses currently incurred in the operations of Total Return and Strategist. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of Total Return and Strategist; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Total Return and Strategist in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Total Return considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the Combined Fund will be substantially lower on a percentage basis than the expenses of each corresponding class of Total Return. The Board noted that the annual management fee (as a percentage of assets) payable by Strategist to the Investment Adviser was lower than that payable by Total Return. The Board also noted that Strategist's ‘‘Other Expenses’’ for its last fiscal year (0.26%) were lower than Total Return's ‘‘Other Expenses’’ for its last fiscal year (0.43%). The Board also considered that, upon completion of the Reorganization, the Investment Adviser has agreed to cap the total operating expense ratios of the Combined Fund at 0.92%, 1.67%, 1.64% and 0.67% for Class A, Class B, Class C and Class D shares, respectively, for a period of two years, making the total annual expense ratios of each class of the Combined Fund following the Reorganization equal to that of Strategist. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

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2.    Shareholders would have continued participation in a fund with similar investment objectives and policies, substantially better performance and lower annual operating expenses per share due to a substantially lower management fee and economies of scale. The Board also considered that the performance record of Strategist is more representative of the portfolio management team than the performance record of Total Return because the team has been managing Strategist since January 1994, whereas it has been managing Total Return only since October 2002.

3.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Total Return, Strategist or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Total Return Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Strategist, including a majority of the Independent Trustees of Strategist, also has determined that the Reorganization is in the best interests of Strategist and its shareholders and that the interests of existing shareholders of Strategist will not be diluted as a result thereof. The transaction will enable Strategist to acquire investment securities which are consistent with Strategist's investment objectives, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Total Return will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Strategist on the Closing Date in exchange for the assumption by Strategist of stated liabilities of Total Return, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Total Return prepared by the Treasurer of Total Return as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Strategist Shares; (ii) the Strategist Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Total Return would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Total Return would be canceled.

The number of Strategist Shares to be delivered to Total Return will be determined by dividing the aggregate net asset value of each class of shares of Total Return acquired by Strategist by the net asset value per share of the corresponding class of shares of Strategist; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, Class B shares of Total Return had an aggregate net asset value of $100,000. If the net asset value per Class B share of Strategist were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Strategist to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Strategist would be distributed to the former Class B shareholders of Total

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Return. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Total Return will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Strategist Shares it receives. Each Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Shareholder. Accordingly, the Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Total Return, respectively. Strategist will cause its transfer agent to credit and confirm an appropriate number of Strategist Shares to each Shareholder. Certificates for Strategist Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Strategist. Shareholders who wish to receive certificates representing their Strategist Shares must, after receipt of their confirmations, make a written request to Strategist's transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Total Return holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Strategist; however, such Shareholders will not be able to redeem, transfer or exchange the Strategist Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Total Return or Strategist. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Total Return and Strategist. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Total Return shall: either pay or make provision for all of its liabilities to former Shareholders of Total Return that received Strategist Shares. Total Return shall be deregistered as an investment company and dissolved promptly following the distributions of shares of Strategist to Shareholders of record of Total Return.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Total Return (at net asset value on the Valuation Date) and reinvest the proceeds in Strategist Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Total Return recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Total Return at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Total Return thereafter will be treated as requests for redemption of shares of Strategist.

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Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Total Return and Strategist have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Total Return and Strategist:

1.    The transfer of Total Return's assets in exchange for the Strategist Shares and the assumption by Strategist of certain stated liabilities of Total Return followed by the distribution by Total Return of the Strategist Shares to Shareholders in exchange for their Total Return shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Total Return and Strategist will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Strategist upon the receipt of the assets of Total Return solely in exchange for the Strategist Shares and the assumption by Strategist of the stated liabilities of Total Return;

3.    No gain or loss will be recognized by Total Return upon the transfer of the assets of Total Return to Strategist in exchange for the Strategist Shares and the assumption by Strategist of the stated liabilities or upon the distribution of Strategist Shares to Shareholders in exchange for their Total Return shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Total Return for the Strategist Shares;

5.    The aggregate tax basis for the Strategist Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Total Return held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Strategist Shares to be received by each Shareholder will include the period during which the shares in Total Return surrendered in exchange therefor were held (provided such shares in Total Return were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Total Return acquired by Strategist will be the same as the tax basis of such assets of Total Return immediately prior to the Reorganization; and

8.    The holding period of the assets of Total Return in the hands of Strategist will include the period during which those assets were held by Total Return.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Total Return nor Strategist has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

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Tax Consequences of the Reorganization to Total Return and Strategist.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Total Return. The effect of any such limitations will depend on the existence and amount of Total Return's and Strategist's capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (July 31, 2005), Total Return had approximately $277 million of estimated capital loss carryovers. Additionally, as of July 31, 2005, Total Return had approximately $22 million of built-in capital gains. Strategist had approximately $78 million of capital loss carryovers (as of July 31, 2005) and $208 million of built-in capital gains (as of July 31, 2005). Under the Code, each Fund's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Total Return and Strategist will be subject to the following limitations:

1.	The Combined Fund can utilize the capital loss carryovers of Total Return to offset against capital gains from sales of assets owned by Total Return immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Total Return on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Total Return as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Total Return to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on July 31, 2005, then the additional amount of Total Return's carryovers that could be utilized each year would have been approximately $7 million per year; and

3.	The Combined Fund can utilize the capital loss carryovers of Strategist to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in paragraph 1.

It is uncertain how much of their respective capital loss carryovers Total Return and Strategist would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that each Fund could utilize in future years if the Reorganization did not occur would depend on, among other things: whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund's utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Strategist Shares will, when issued, be fully paid and non-assessable by Strategist and transferable without restrictions and will have no preemptive rights. Class B shares of Strategist, like Class B shares

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of Total Return, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Strategist and Total Return as of January 31, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Class A
Total Return	$45,755,350	2,640,724	$17.33
Strategist	$498,459,298	25,683,131	$19.41
Combined Fund (pro forma)	$544,145,806	28,040,439	$19.41
Class B
Total Return	$65,472,958	4,021,355	$16.28
Strategist	$353,681,822	18,179,164	$19.46
Combined Fund (pro forma)	$419,056,271	21,543,653	$19.45
Class C
Total Return	$6,054,659	372,386	$16.26
Strategist	$40,750,068	2,108,036	$19.33
Combined Fund (pro forma)	$46,795,617	2,421,262	$19.33
Class D
Total Return	$12,083,377	683,286	$17.68
Strategist	$57,743,601	2,971,414	$19.43
Combined Fund (pro forma)	$69,808,798	3,593,307	$19.43
Total Class A, B, C, D
Total Return	$129,366,344	7,717,751	$16.76
Strategist	$950,634,789	48,941,745	$19.42
Combined Fund (pro forma)	$1,079,806,492	55,598,661	$19.42

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $68,842, $98,509, $9,110 and $18,180 by Class A shares, Class B shares, Class C shares and Class D shares, respectively, of Total Return.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Total Return is to seek high total return from capital growth and income. The investment objective of Strategist is to seek to maximize the total return on its investments.

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Total Return

Total Return seeks to achieve its investment objective by investing at least 65% of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. Generally, the Fund will invest in companies that (i) have a market capitalization of at least $1 billion and (ii) in the view of the Investment Adviser, are expected to pay dividends or interest income. Up to 35% of Total Return's net assets may be invested in foreign securities (including depositary receipts). In addition, up to 35% of Total Return's net assets may be invested in fixed-income securities. Total Return may also invest in forward foreign currency contracts.

In selecting investments to buy, hold or sell, Total Return's Investment Adviser typically uses a ‘‘top-down’’ investment process that considers the overall economic outlook, the development of industry/sector preferences, and, lastly, specific stock selections.

Strategist

Strategist seeks to achieve its investment objective by actively allocating assets among the major asset categories of equity securities (including depositary receipts), fixed income securities and money market instruments, with no limit on the percentage of assets that may be allocated to any one asset class. Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential. Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Strategist may invest in common stock, preferred stock, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including CMOs), asset-backed securities, REITs and money market instruments. In addition, Strategist may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers (but no more than 10% of its net assets in securities denominated in a foreign currency). Strategist may also invest in forward foreign currency exchange contracts and derivatives, including options and futures (including interest rate futures and options thereon). Strategist may also invest in CMBS, swaps, TRAINs, stripped mortgage backed securities and inverse floaters.

In determining which securities to buy, hold or sell for Strategist, the Investment Adviser allocates the Fund's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market.

During periods in which, in the opinion of each Fund's Investment Adviser, market conditions warrant a reduction of some or all of the respective Funds' securities holdings, the Funds may take temporary ‘‘defensive’’ positions that may be inconsistent with each Fund's principal investment strategies in which the Funds may invest any amount of their total assets in cash or money market instruments.

The investment policies of both Total Return and Strategist are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

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Investment Restrictions

The investment restrictions adopted by Total Return and Strategist as fundamental policies are substantially similar (except for the differences described below) and are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

The material differences are as follows: Strategist may not (i) invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officer and Trustee who owns more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers and (ii) invest more than 10% of its total assets in ‘‘illiquid securities’’ (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Total Return has adopted neither of such investment restrictions; however, under the 1940 Act, Total Return may not invest more than 15% of its assets in ‘‘illiquid securities.’’ In addition, as a non-fundamental policy, Total Return may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT TOTAL RETURN AND STRATEGIST

General

For a discussion of the organization and operation of Strategist and Total Return, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about Strategist and Total Return, see ‘‘Financial Highlights’’ in their respective Semi-Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of Strategist and Total Return, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of Total Return and Strategist, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and "Management of the Fund — Management Information — Shareholder Communications" in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of Strategist's and Total Return's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Total Return and Strategist — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

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Purchases, Repurchases and Redemptions

For a discussion of how Strategist's and Total Return's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of Total Return and Strategist — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Strategist, for the fiscal year ended July 31, 2005, and Total Return, for the fiscal year ended July 31, 2005, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Strategist will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Total Return and Strategist is available, as applicable, in the following documents which are incorporated herein by reference: (i) Strategist's Prospectus dated November 30, 2005, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 21 to Strategist's Registration Statement on Form N-1A (File Nos. 33-23669; 811-5634); (ii) Strategist's Annual Report for its fiscal year ended July 31, 2005, accompanying this Proxy Statement and Prospectus; (iii) Strategist's Semi-Annual Report for the six month period ended January 31, 2006, (iv) Total Return's Prospectus dated November 30, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 16 to Total Return's Registration Statement on Form N-1A (File Nos. 33-81012; 811-8600); (v) Total Return's Annual Report for its fiscal year ended July 31, 2005; and (vi) Total Return's Semi-Annual Report for the six month period ended January 31, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Total Return and Strategist are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Total Return and Strategist which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Total Return knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the

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Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

May 18, 2006

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 6th day of February, 2006, by and between MORGAN STANLEY STRATEGIST FUND, a Massachusetts business trust (‘‘Strategist’’), and MORGAN STANLEY TOTAL RETURN TRUST, a Massachusetts business trust (‘‘Total Return’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Strategist of substantially all of the assets of Total Return in exchange for the assumption by Strategist of all stated liabilities of Total Return and the issuance by Strategist of shares of beneficial interest, par value $0.01 per share (the ‘‘Strategist Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Total Return in liquidation of Total Return as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF TOTAL RETURN

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Total Return agrees to assign, deliver and otherwise transfer the Total Return Assets (as defined in paragraph 1.2) to Strategist and Strategist agrees in exchange therefor to assume all of Total Return's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Total Return the number of Strategist Shares, including fractional Strategist Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2 (a) The ‘‘Total Return Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Total Return, and any deferred or prepaid expenses shown as an asset on Total Return's books on the Valuation Date.

(b) On or prior to the Valuation Date, Total Return will provide Strategist with a list of all of Total Return's assets to be assigned, delivered and otherwise transferred to Strategist and a list of the stated liabilities to be assumed by Strategist pursuant to this Agreement. Total Return reserves the right to sell any of the securities on such list but will not, without the prior approval of Strategist, acquire any additional securities other than securities of the type in which Strategist is permitted to invest and in amounts agreed to in writing by Strategist. Strategist will, within a reasonable time prior to the Valuation Date, furnish Total Return with a statement of Strategist's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Strategist's investment objectives, policies and restrictions. In the event that Total Return holds any investments that Strategist is not permitted to hold, Total Return will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Total Return and Strategist, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Strategist with respect to such investments, Total Return if requested by Strategist will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3 Total Return will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Strategist will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Total Return prepared by the Treasurer of Total Return as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 In order for Total Return to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Total Return will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5 On the Closing Date or as soon as practicable thereafter, Total Return will distribute Strategist Shares received by Total Return pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Total Return Shareholders’’). Each Total Return Shareholder will receive the class of shares of Strategist that corresponds to the class of shares of Total Return currently held by that Total Return Shareholder. Accordingly, the Strategist Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Strategist will be distributed to holders of Class A, Class B, Class C and Class D shares of Total Return, respectively. Such distribution will be accomplished by an instruction, signed by Total Return's Secretary, to transfer Strategist Shares then credited to Total Return's account on the books of Strategist to open accounts on the books of Strategist in the names of the Total Return Shareholders and representing the respective pro rata number of Strategist Shares due such Total Return Shareholders. All issued and outstanding shares of Total Return simultaneously will be canceled on Total Return's books; however, share certificates representing interests in Total Return will represent a number of Strategist Shares after the Closing Date as determined in accordance with paragraph 2.3. Strategist will issue certificates representing Strategist Shares in connection with such exchange only upon the written request of a Total Return Shareholder.

1.6 Ownership of Strategist Shares will be shown on the books of Strategist's transfer agent. Strategist Shares will be issued in the manner described in Strategist's current Prospectus and Statement of Additional Information.

1.7 Any transfer taxes payable upon issuance of Strategist Shares in a name other than the registered holder of Strategist Shares on Total Return's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Strategist Shares are to be issued and transferred.

1.8 Any reporting responsibility of Total Return is and shall remain the responsibility of Total Return up to and including the date on which Total Return is dissolved and deregistered pursuant to paragraph 1.9.

1.9 Within one year after the Closing Date, Total Return shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Total Return, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Total Return for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Total Return shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10 Copies of all books and records maintained on behalf of Total Return in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Strategist or their designee, and Strategist or its designee shall comply with applicable record retention requirements to which Total Return is subject under the 1940 Act.

2.	VALUATION

2.1 The value of the Total Return Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Total Return of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Strategist's then current Prospectus and Statement of Additional Information.

2.2 The net asset value of a Strategist Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Strategist's then current Prospectus and Statement of Additional Information.

2.3 The number of Strategist Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Total Return shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Strategist (determined in accordance with paragraph 2.2).

2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Strategist. Strategist shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1 The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2 Portfolio securities held by Total Return and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Strategist, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Total Return to the Custodian for the account of Strategist on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Strategist Fund.’’

3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Strategist and Total Return, accurate appraisal of the value of the net assets of Strategist or the Total Return Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 If requested, Total Return shall deliver to Strategist or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Total Return Shareholders and the number and percentage ownership of outstanding Total Return shares owned by each such Total Return Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Total Return Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Strategist shall issue and deliver to such Secretary a confirmation evidencing delivery of Strategist Shares to be credited on the Closing Date to Total Return or provide evidence satisfactory to Total Return that such Strategist Shares have been credited to Total Return's account on the books of Strategist. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF STRATEGIST AND TOTAL RETURN

4.1 Except as otherwise expressly provided herein with respect to Total Return, Strategist and Total Return each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2 Strategist will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Strategist Shares (‘‘Registration Statement’’). Total Return will provide Strategist with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Total Return will further provide Strategist with such other information and documents relating to Total Return as are reasonably necessary for the preparation of the Registration Statement.

4.3 Total Return will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Total Return will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Strategist will furnish Total Return with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Strategist as is reasonably necessary for the preparation of the Proxy Materials.

4.4 Total Return will assist Strategist in obtaining such information as Strategist reasonably requests concerning the beneficial ownership of Total Return shares.

4.5 Subject to the provisions of this Agreement, Strategist and Total Return will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6 Total Return shall furnish or cause to be furnished to Strategist within 30 days after the Closing Date a statement of Total Return's assets and liabilities as of the Closing Date, which statement shall be certified by Total Return's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Total Return shall furnish Strategist, in such form as is reasonably satisfactory to Strategist, a statement certified by Total Return's Treasurer of Total Return's earnings and profits for federal income tax purposes that will be carried over to Strategist pursuant to Section 381 of the Code.

4.7 As soon after the Closing Date as is reasonably practicable, Total Return (a) shall prepare and file all federal and other tax returns and reports of Total Return required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8 Strategist agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Strategist represents and warrants to Total Return as follows:

(a) Strategist is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Strategist have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Strategist are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Strategist is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Strategist conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Strategist is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Strategist's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Strategist is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Strategist or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Strategist knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended July 31, 2005, of Strategist audited by Deloitte & Touche LLP, Strategist's independent registered public accounting firm (copies of which will be furnished to Total Return), fairly present, in all material respects, Strategist's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Strategist (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Strategist Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Strategist's current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Strategist does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Strategist, and this Agreement constitutes a valid and binding obligation of Strategist enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Strategist's performance of this Agreement;

(j) Strategist Shares to be issued and delivered to Total Return, for the account of the Total Return Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Strategist Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Strategist's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k) All material federal and other tax returns and reports of Strategist required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Strategist's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Strategist has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Strategist to continue to meet the requirements of Subchapter M of the Code;

(m) Since July 31, 2005, there has been no change by Strategist in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n) The information furnished or to be furnished by Strategist for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Strategist) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Total Return represents and warrants to Strategist as follows:

(a) Total Return is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Total Return is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of beneficial interest of Total Return have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Total Return are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Total Return is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Total Return conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Total Return is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Total Return's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Total Return is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Total Return or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Total Return knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Total Return for the fiscal year ended July 31, 2005, audited by Deloitte & Touche LLP, Total Return's independent registered public accounting firm (copies of which have been or will be furnished to Strategist) fairly present, in all material respects, Total Return's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Total Return (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) Total Return has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i) All issued and outstanding shares of Total Return are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Total Return's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Total Return does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Strategist pursuant to paragraph 3.4;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Total Return, and subject to the approval of Total Return's shareholders, this Agreement constitutes a valid and binding obligation of Total Return, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Total Return's performance of this Agreement;

(k) All material federal and other tax returns and reports of Total Return required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Total Return's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Total Return has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Total Return to continue to meet the requirements of Subchapter M of the Code;

(m) At the Closing Date, Total Return will have good and valid title to the Total Return Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Total Return which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Strategist will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n) On the effective date of the Registration Statement, at the time of the meeting of Total Return's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Strategist Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Total Return for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o) Total Return will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p) Total Return has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q) Total Return is not acquiring Strategist Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF TOTAL RETURN

The obligations of Total Return to consummate the transactions provided for herein shall be subject, at its election, to the performance by Strategist of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of Strategist contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Strategist shall have delivered to Total Return a certificate of its President and Treasurer, in a form reasonably satisfactory to Total Return and dated as of the Closing Date, to the effect that the representations and warranties of Strategist made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Total Return shall reasonably request;

6.3 Total Return shall have received a favorable opinion from Clifford Chance US LLP, counsel to Strategist, dated as of the Closing Date, to the effect that:

(a) Strategist is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Strategist is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Strategist and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Total Return, is a valid and binding obligation of Strategist enforceable against Strategist in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Strategist Shares to be issued to Total Return Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Strategist's current Statement of Additional Information), and no shareholder of Strategist has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Strategist's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Strategist of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Strategist's 12b-1 plan of distribution from those described in Strategist's Prospectus dated November 30, 2005 and Statement of Additional Information dated November 30, 2005.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF STRATEGIST

The obligations of Strategist to complete the transactions provided for herein shall be subject, at its election, to the performance by Total Return of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Total Return contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Total Return shall have delivered to Strategist at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Strategist and dated as of the Closing Date, to the effect that the representations and warranties of Total Return made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Strategist shall reasonably request;

7.3 Total Return shall have delivered to Strategist a statement of the Total Return Assets and its liabilities, together with a list of Total Return's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Total Return;

7.4 Strategist shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Total Return, dated as of the Closing Date to the effect that:

(a) Total Return is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Total Return is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Total Return and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Strategist, is a valid and binding obligation of Total Return enforceable against Total Return in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Total Return's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Total Return of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5 On the Closing Date, the Total Return Assets shall include no assets that Strategist, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF STRATEGIST AND TOTAL RETURN

The obligations of Total Return and Strategist hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Total Return in accordance with the provisions of Total Return's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Strategist;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Strategist or Total Return to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Strategist or Total Return;

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Total Return shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Total Return Shareholders substantially all of Total Return's investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6 The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Strategist and Total Return, which opinion may be relied upon by the shareholders of Total Return, substantially to the effect that, for federal income tax purposes:

(a) The transfer of Total Return's assets in exchange for Strategist Shares and the assumption by Strategist of certain stated liabilities of Total Return followed by the distribution by Total Return of Strategist Shares to the Total Return Shareholders in exchange for their Total Return shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Total Return and Strategist will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Strategist upon the receipt of the assets of Total Return solely in exchange for Strategist Shares and the assumption by Strategist of the stated liabilities of Total Return;

(c) No gain or loss will be recognized by Total Return upon the transfer of the assets of Total Return to Strategist in exchange for Strategist Shares and the assumption by Strategist of the stated liabilities or upon the distribution of Strategist Shares to the Total Return Shareholders in exchange for their Total Return shares;

(d) No gain or loss will be recognized by the Total Return Shareholders upon the exchange of the Total Return shares for Strategist Shares;

(e) The aggregate tax basis for Strategist Shares received by each Total Return Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Total Return shares held by each such Total Return Shareholder immediately prior to the Reorganization;

(f) The holding period of Strategist Shares to be received by each Total Return Shareholder will include the period during which the Total Return shares surrendered in exchange therefor were held (provided such Total Return shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the assets of Total Return acquired by Strategist will be the same as the tax basis of such assets to Total Return immediately prior to the Reorganization; and

(h) The holding period of the assets of Total Return in the hands of Strategist will include the period during which those assets were held by Total Return.

Notwithstanding anything herein to the contrary, neither Strategist nor Total Return may waive the conditions set forth in this paragraph 8.6.

9.	FEES AND EXPENSES

9.1 (a) Strategist shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Total Return shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b) In the event the transactions contemplated herein are not consummated by reason of Total Return being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Total Return's obligations specified in this Agreement), Total Return's only obligation hereunder shall be to reimburse Strategist for all reasonable out-of-pocket fees and expenses incurred by Strategist in connection with those transactions.

(c) In the event the transactions contemplated herein are not consummated by reason of Strategist being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Strategist's obligations specified in this Agreement), Strategist's only obligation hereunder shall be to reimburse Total Return for all reasonable out-of-pocket fees and expenses incurred by Total Return in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Total Return hereunder shall not survive the dissolution and complete liquidation of Total Return in accordance with Section 1.9.

11.	TERMINATION

11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Total Return and Strategist;

(b) by either Strategist or Total Return by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 31, 2007; or

(c) by either Strategist or Total Return, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Total Return shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Strategist or Total Return, or the trustees or officers of Strategist or Total Return, to any other party or its trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Strategist or Total Return, or the trustees or officers of Strategist or Total Return, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The obligations and liabilities of Strategist hereunder are solely those of Strategist. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Strategist shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Strategist and signed by authorized officers of Strategist acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6 The obligations and liabilities of Total Return hereunder are solely those of Total Return. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Total Return shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Total Return and signed by authorized officers of Total Return acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY TOTAL RETURN TRUST
By: /s/ Ronald E. Robison

Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY STRATEGIST FUND
By: /s/ Amy R. Doberman

Name: Amy R. Doberman Title: Vice President

                                                                       EXHIBIT B

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
STRATEGIST FUND

A MUTUAL FUND THAT SEEKS TO MAXIMIZE THE TOTAL RETURN ON ITS INVESTMENTS

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
NOVEMBER 30, 2005

CONTENTS

THE FUND

     Investment Objective                                                                       1
     Principal Investment Strategies                                                            1
     Principal Risks                                                                            3
     Past Performance                                                                           5
     Fees and Expenses                                                                          7
     Additional Investment Strategy Information                                                 8
     Additional Risk Information                                                               10
     Portfolio Holdings                                                                        11
     Fund Management                                                                           11

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                                       13
     How To Buy Shares                                                                         14
     Limited Portability                                                                       15
     How To Exchange Shares                                                                    16
     How To Sell Shares                                                                        17
     Distributions                                                                             20
     Frequent Purchases and Redemptions of Fund Shares                                         20
     Tax Consequences                                                                          21
     Share Class Arrangements                                                                  22
     Additional Information                                                                    30

FINANCIAL HIGHLIGHTS                                                                           31

MORGAN STANLEY FUNDS                                                            Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Strategist Fund seeks to maximize the total return on its investments.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc.,
actively allocates the Fund's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the
Fund, the Investment Adviser allocates the Fund's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Fund is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

The Fund may invest in options and futures (including interest rate futures and options thereon) to facilitate the reallocation of its assets. For example, the
Investment Adviser may believe that the Fund should increase its fixed-income investments by ten percent and decrease its equity investments by the same amount. The Investment Adviser may consequently purchase interest rate

[SIDENOTE]

TOTAL RETURN

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE
POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

                                        1

futures, such as Treasury bond futures, and sell stock index futures, such as
S&P 500(R) Stock Index futures, in equal amounts--rather than purchase and sell fixed-income and equity securities. Options and futures may also be used to manage the interest rate sensitivity of its portfolio securities or, to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased, from changes in prevailing interest rates.

In addition, the Fund may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10%
of its net assets in securities denominated in a foreign currency. The Fund may utilize forward foreign currency exchange contracts. The Fund may also invest in commercial mortgage-backed securities ("CMBS"), swaps, targeted return index securities ("TRAINs"), stripped mortgage-backed securities, and inverse floating obligations ("inverse floaters").

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Fixed-income securities in which the Fund may invest are debt securities such as
U.S. Government and investment grade corporate bonds and notes. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.
The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.
Collateralized mortgage obligations ("CMOs") are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the
Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes with more predictable cash flow will have a lower yield and classes with less predictable cash flow will have a higher yield and greater risk. The Fund may invest in any class of CMO.

Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities.
REITs pool investors' funds for investments primarily in commercial real estate properties.

                                        2

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the
Fund is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

The Fund is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying
Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing
CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

CONVERTIBLE SECURITIES. Convertible securities are securities that generally pay interest and may be converted into common stock. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the

                                        3

case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates.
Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of interest rate movements and stock and/or fixed income markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution)
may leave the Fund in a worse position than if these strategies were not used.
Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Fund invests could cause a substantial decline in value of the portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                                        4

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with investments in forward foreign currency exchange contracts, CMBS, swaps, TRAINs, stripped mortgage-backed securities, and inverse floating obligations. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1995     24.32%
1996     15.29%
1997     15.78%
1998     15.37%
1999     21.97%
2000      1.44%
2001    -11.06%
2002    -16.14%
2003     24.65%
2004      9.14%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of September 30, 2005 was 4.60%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.80% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -12.84% (quarter ended September 30, 2002).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR OVER THE PAST TEN CALENDAR YEARS.

                                        5

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

                                                             PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*

Class A:(1) Return Before Taxes                                  4.23%          0.26%             --             5.19%
            S&P 500(R) Index+(2)                                10.88%         -2.30%             --             5.10%
            Lehman Brothers U.S. Government/Credit Index+(3)     4.19%          8.00%             --             6.91%
            Lipper Flexible Portfolio Funds Index+(4)            9.50%          1.16%             --             4.67%
Class B:(1) Return Before Taxes                                  4.14%          0.24%           9.16%              --
            Return After Taxes on Distributions(5)               4.02%         -0.65%           7.40%              --
            Return After Taxes on Distributions and Sale
            of Fund Shares                                       2.83%         -0.16%           7.16%              --
            S&P 500(R) Index+(2)                                10.88%         -2.30%          12.07%              --
            Lehman Brothers U.S. Government/Credit Index+(3)     4.19%          8.00%           7.80%              --
            Lipper Flexible Portfolio Funds Index+(4)            9.50%          1.16%           8.50%              --
Class C:(1) Return Before Taxes                                  8.14%          0.56%             --             5.14%
            S&P 500(R) Index+(2)                                10.88%         -2.30%             --             5.10%
            Lehman Brothers U.S. Government/Credit Index+(3)     4.19%          8.00%             --             6.91%
            Lipper Flexible Portfolio Funds Index+(4)            9.50%          1.16%             --             4.67%
Class D:(1) Return Before Taxes                                 10.26%          1.57%             --             6.19%
            S&P 500(R) Index+(2)                                10.88%         -2.30%             --             5.10%
            Lehman Brothers U.S. Government/Credit Index+(3)     4.19%          8.00%             --             6.91%
            Lipper Flexible Portfolio Funds Index+(4)            9.50%          1.16%             --             4.67%

*    Only shown for share classes with less than a ten-year history.

+    Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)  Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on October 31, 1988.

(2)  The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation.

(3)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and
     Treasury securities and corporate and Yankee bonds.

(4)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently
     30 funds represented in this Index.

(5)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class
B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF
INDICES THAT REPRESENT BROAD MEASURES OF MARKET PERFORMANCE, AS WELL AS AN INDEX
THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD
YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

                                        6

investors who hold their Fund shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                            CLASS A           CLASS B       CLASS C       CLASS D

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                  5.25%(1)          None          None          None

Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)                        None(2)           5.00%(3)      1.00%(4)      None

Redemption fee(5)                                              2.00%             2.00%         2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES

                                                            CLASS A           CLASS B       CLASS C       CLASS D

Advisory fee*                                                  0.42%             0.42%         0.42%         0.42%

Distribution and service (12b-1) fees(6)                       0.25%             1.00%         0.97%         None

Other expenses*                                                0.26%             0.26%         0.26%         0.26%

Total annual Fund operating expenses*                          0.93%             1.68%         1.65%         0.68%

*    Expense information in the table has been restated to reflect current fees
     (see "Fund Management").

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

(5)  Payable to the Fund on shares redeemed within seven days of purchase. See
     "Shareholder Information -- How to Sell Shares" for more information on redemption fees.

(6)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
     1.00% and 1.00% of the average daily net assets of Class A, Class B and
     Class C shares, respectively.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

                                        7

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                                 IF YOU SOLD YOUR SHARES:                                IF YOU HELD YOUR SHARES:
                   ---------------------------------------------------     ---------------------------------------------------
                     1 YEAR       3 YEARS       5 YEARS       10 YEARS       1 YEAR       3 YEARS       5 YEARS       10 YEARS

Class A            $    615      $    806      $  1,013      $   1,608     $    615      $    806      $  1,013      $   1,608
Class B            $    671      $    830      $  1,113      $   1,987     $    171      $    530      $    913      $   1,987
Class C            $    268      $    520      $    897      $   1,955     $    168      $    520      $    897      $   1,955
Class D            $     69      $    218      $    379      $     847     $     69      $    218      $    379      $     847

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Fund may invest in CMBS. The
Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by
Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings
Group, a division of The McGraw Hill Companies, Inc.). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date,

                                        8

repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

SWAPS. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). Up to 10% of the Fund's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATING OBLIGATIONS ("INVERSE FLOATERS"). The Fund may invest up to 10%
of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
PROSPECTUS shows the Fund's portfolio turnover rates during recent fiscal years.
A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

                                        9

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the risks of investing in the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap, the net amount of payments that the
Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Fund's investments in credit default swap contracts involves risks. Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

TRAINS. The Fund may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not

                                       10

registered under the Securities Act of 1933 or the Investment Company Act of
1940 ("Investment Company Act") and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. These TRAINs may impose an administrative fee based on total assets.

STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates.
IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates)
causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
STATEMENT OF ADDITIONAL INFORMATION.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors
Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Investment Adviser's Domestic Asset Allocation team and the Taxable Fixed Income team. The Domestic Asset Allocation team and the Taxable Fixed Income team each consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mark A.
Bavoso, W. David Armstrong, David S.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND HAD APPROXIMATELY $100 BILLION IN ASSETS UNDER MANAGEMENT OR
ADMINISTRATION AS OF OCTOBER 31, 2005.

                                       11

Horowitz, all Managing Directors of the Investment Adviser, and Stefania A.
Perrucci, an Executive Director of the Investment Adviser.

Mr. Bavoso has worked for the Adviser since March 1986, and began managing the
Fund in January 1994. Mr. Armstrong has worked for the Investment Adviser since
February 1998, and began managing the Fund in January 2001. Prior to 2001, he worked in an investment management capacity for the Investment Adviser.
Mr. Horowitz has worked for the Investment Adviser since May 1995, and began managing the Fund in January 2001. Prior to 2001, he worked in a research capacity for the Investment Adviser. Ms. Perrucci has worked for the Investment
Adviser since September 2000, and began managing the Fund in January 2005. Prior to 2005, she worked in a research capacity for the Investment Adviser.

Mr. Bavoso is the lead manager of the Fund. Messrs. Armstrong and Horowitz and
Ms. Perrucci are responsible for specific sectors and for the day-to-day management of the fixed-income portion of the Fund. All team members collaborate to manage the assets of the Fund.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the
Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate: 0.60% of the portion of the daily net assets not exceeding $500 million; 0.55% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% of the portion of the daily net assets exceeding
$1 billion but not exceeding $1.5 billion; 0.475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of the daily net assets exceeding $3 billion.
For the fiscal year ended July 31, 2005, the Fund paid total compensation to the
Investment Adviser amounting to 0.46% of the Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion. The administrative services previously provided to the
Fund by the Investment Adviser are being provided by Morgan Stanley Services
Company Inc. (the "Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the
Investment Advisory Agreement is available in the Fund's annual report to shareholders for the fiscal year ended July 31, 2005.

                                       12

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                                       13

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN
STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER
OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR
ON OUR INTERNET SITE AT: www.morganstanley.com/funds

                                       14

MINIMUM INVESTMENT AMOUNTS

                                                                                        MINIMUM INVESTMENT
                                                                                    -------------------------
INVESTMENT OPTIONS                                                                   INITIAL       ADDITIONAL

Regular Accounts                                                                    $    1,000     $      100
Individual Retirement Accounts:                                                     $    1,000     $      100
Coverdell Education Savings Account                                                 $      500     $      100
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)          $      100*    $      100*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
-  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
-  Make out a check for the total amount payable to: Morgan Stanley Strategist
   Fund.
-  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR
FURTHER INFORMATION ABOUT THIS SERVICE.

                                       15

transfer, but you may not be able to purchase shares of any other Morgan Stanley
Funds or exchange shares of the Fund(s) you own for shares of other Morgan
Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No
Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free
(800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                       16

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                    PROCEDURES

Contact your               To sell your shares, simply call your Morgan Stanley Financial Advisor or
Financial Advisor          other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

                                       17

OPTIONS                    PROCEDURES

By Letter                  You can also sell your shares by writing a "letter of instruction" that includes:
                           - your account number;
                           - the name of the Fund;
                           - the dollar amount or the number of shares you wish to sell;
                           - the Class of shares you wish to sell; and
                           - the signature of each owner as it appears on the account.

                           If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee.
                           Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                           Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ
                           07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                           A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic                 If your investment in all of the Morgan Stanley Funds has a total market
Withdrawal Plan            value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                           Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                           To sign up for the systematic withdrawal plan, contact your Morgan
                           Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions,"
                           and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell, as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

                                       18

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than
$1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER
CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN.
CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS
SERVICE.

                                       19

redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders quarterly.
Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent, at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the

                                       20

current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").
Investments in certain fixed-income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or "IRA", you need to be aware of the possible tax consequences when:
-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal

                                       21

income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

 CLASS  SALES CHARGE                                                                              MAXIMUM ANNUAL 12b-1 FEE

  A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC
        if sold during the first 18 months                                                                 0.25%
  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years                          1.00%
  C     1.00% CDSC during the first year                                                                   1.00%
  D     None                                                                                               None

                                       22

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

                                       23

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                       --------------------------------------------------
AMOUNT OF                                  PERCENTAGE OF           APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                     PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED

Less than $25,000                              5.25%                       5.54%
$25,000 but less than $50,000                  4.75%                       4.99%
$50,000 but less than $100,000                 4.00%                       4.17%
$100,000 but less than $250,000                3.00%                       3.09%
$250,000 but less than $500,000                2.50%                       2.56%
$500,000 but less than $1 million              2.00%                       2.04%
$1 million and over                            0.00%                       0.00%

You may benefit from a reduced sales charge (i.e., breakpoint discount) for purchases of Class A shares of the Fund by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:
-  A single account (including an individual, trust or fiduciary account).

-  A family member account (limited to spouse, and children under the age of
   21).

-  Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) Plans).
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:
-  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
-  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).
-  An IRA and single participant retirement account (such as a Keogh).
-  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi
Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON
A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE
DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR
CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION
AND LETTER OF INTENT.

                                       24

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or
CDSC upon sale) if your account qualifies under one of the following categories:

-  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.
-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

                                       25

-  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
-  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").
-  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
-  Insurance company separate accounts that have been approved by the Fund's distributor.

-  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

-  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE                CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                            5.0%
Second                                                           4.0%
Third                                                            3.0%
Fourth                                                           2.0%
Fifth                                                            2.0%
Sixth                                                            1.0%
Seventh and thereafter                                           None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR
SHARES AS SET FORTH IN THE TABLE.

                                       26

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a
90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:
-  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii)
   held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

-  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
-  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of (i) up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the implementation of the plan on November 8, 1989 (not including reinvestments of dividends or capital gains

                                       27

distributions), less the average daily aggregate net asset value of the Fund's
Class B shares sold by all shareholders since the plan's implementation upon which a CDSC has been imposed or waived or (b) the average daily net assets of
Class B attributable to shares purchased by all shareholders, net of related shares sold by all shareholders, since the implementation of the plan, plus (ii)
0.25% of the average daily net assets of Class B attributable to shares purchased by all shareholders, net of related shares sold by all shareholders, prior to implementation of the plan. The maximum annual 12b-1 fee payable by
Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

                                       28

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

-  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.
-  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
-  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
-  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
-  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
-  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.
-  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

                                       29

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these
Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's STATEMENT OF ADDITIONAL INFORMATION.

                                       30

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL
INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES

  FOR THE YEAR ENDED JULY 31,                           2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    16.28     $    14.72     $    13.53     $    16.43     $    20.64
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income++                                  0.27           0.20           0.14           0.22           0.44
  Net realized and unrealized gain (loss)                  2.03           1.58           1.21          (2.84)         (1.55)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             2.30           1.78           1.35          (2.62)         (1.11)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.27)         (0.22)         (0.16)         (0.28)         (0.50)
  Net realized gain                                          --             --             --             --          (2.60)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.27)         (0.22)         (0.16)         (0.28)         (3.10)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    18.31     $    16.28     $    14.72     $    13.53     $    16.43
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             14.23%         12.10%         10.11%        (16.14)%        (6.24)%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   0.93%          0.95%          0.93%          0.88%          0.85%
Net investment income                                      1.48%          1.24%          0.95%          1.44%          2.41%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $  510,016     $   58,968     $   53,951     $   78,583     $  116,383
Portfolio turnover rate                                      48%            42%           124%           164%           136%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       31

CLASS B SHARES

  FOR THE YEAR ENDED JULY 31,                           2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    16.29     $    14.73     $    13.54     $    16.43     $    20.65
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income++                                  0.11           0.08           0.02           0.10           0.30
  Net realized and unrealized gain (loss)                  2.08           1.58           1.22          (2.84)         (1.57)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             2.19           1.66           1.24          (2.74)         (1.27)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.12)         (0.10)         (0.05)         (0.15)         (0.35)
  Net realized gain                                          --             --             --             --          (2.60)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.12)         (0.10)         (0.05)         (0.15)         (2.95)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    18.36     $    16.29     $    14.73     $    13.54     $    16.43
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             13.49%         11.24%          9.20%        (16.77)%        (7.05)%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   1.68%          1.71%          1.73%          1.67%          1.63%
Net investment income                                      0.73%          0.48%          0.15%          0.64%          1.63%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions               $      398     $      971     $    1,042     $    1,216     $    1,827
Portfolio turnover rate                                      48%            42%           124%           164%           136%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       32

CLASS C SHARES

  FOR THE YEAR ENDED JULY 31,                           2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    16.21     $    14.66     $    13.46     $    16.36     $    20.57
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income++                                  0.13           0.08           0.03           0.10           0.29
  Net realized and unrealized gain (loss)                  2.04           1.57           1.21          (2.83)         (1.55)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             2.17           1.65           1.24          (2.73)         (1.26)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.14)         (0.10)         (0.04)         (0.17)         (0.35)
  Net realized gain                                          --             --             --             --          (2.60)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.14)         (0.10)         (0.04)         (0.17)         (2.95)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    18.24     $    16.21     $    14.66     $    13.46     $    16.36
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             13.44%         11.25%          9.09%        (16.70)%        (7.00)%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   1.65%          1.71%          1.73%          1.67%          1.63%
Net investment income                                      0.76%          0.48%          0.15%          0.64%          1.63%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   41,621     $   41,697     $   36,351     $   34,727     $   45,612
Portfolio turnover rate                                      48%            42%           124%           164%           136%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       33

CLASS D SHARES

  FOR THE YEAR ENDED JULY 31,                           2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $    16.29     $    14.73     $    13.55     $    16.45     $    20.67
                                                     ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income++                                  0.30           0.24           0.16           0.26           0.48
  Net realized and unrealized gain (loss)                  2.06           1.58           1.21          (2.85)         (1.56)
                                                     ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment operations             2.36           1.82           1.37          (2.59)         (1.08)
                                                     ----------     ----------     ----------     ----------     ----------
Less dividends and distributions from:
  Net investment income                                   (0.31)         (0.26)         (0.19)         (0.31)         (0.54)
  Net realized gain                                          --             --             --             --          (2.60)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                         (0.31)         (0.26)         (0.19)         (0.31)         (3.14)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    18.34     $    16.29     $    14.73     $    13.55     $    16.45
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             14.60%         12.37%         10.25%        (15.94)%        (6.07)%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                   0.68%          0.71%          0.73%          0.67%          0.63%
Net investment income                                      1.73%          1.48%          1.15%          1.64%          2.63%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $   58,707     $   60,177     $   61,423     $   58,834     $   81,594
Portfolio turnover rate                                      48%            42%           124%           164%           136%

++   The per share amounts were computed using an average number of shares outstanding during the period.

+    Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       34

NOTES

                                       35

NOTES

                                       36

MORGAN STANLEY FUNDS

EQUITY

BLEND CORE

Dividend Growth Securities

Multi-Asset Class Fund - Domestic Portfolio
Total Return Trust

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Income Trust
Mortgage Securities Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

                                       37

Additional information about the Fund's investments is available in the Fund's
ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS.
Free copies of these documents are also available from our Internet site at:
www.morganstanley.com/funds

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:        SRTAX
CLASS B:        SRTBX
CLASS C:        SRTCX
CLASS D:        SRTDX

(The Fund's Investment Company Act File No. is 811-5634)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                 STRATEGIST FUND

                                                                     38585 11/05

[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS
                                                               NOVEMBER 30, 2005

CLF#38585 PRO-00

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY
STRATEGIST FUND PERFORMED DURING THE SEMIANNUAL PERIOD. WE WILL PROVIDE AN
OVERVIEW OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED
PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE
FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the six months ended January 31, 2006

TOTAL RETURN FOR THE 6 MONTHS ENDED JANUARY 31, 2006

                                                                LEHMAN       LIPPER
                                                         BROTHERS U.S.     FLEXIBLE
                                                  S&P      GOVERNMENT/    PORTFOLIO
                                               500(R)           CREDIT        FUNDS
 CLASS A    CLASS B    CLASS C    CLASS D    INDEX(1)         INDEX(2)     INDEX(3)

   6.79%      6.36%      6.36%      6.86%       4.67%            0.58%        6.76%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.
Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

MARKET CONDITIONS

The S&P 500(R) Index, a broad benchmark for large-capitalization U.S. stocks, remained in a stable trading range during the reporting period, punctuated by strong monthly returns in November and January. Bonds were even less volatile and provided investors with meager total returns. Meanwhile, as policymakers at the Federal Reserve (the "Fed") continued to raise short-term rates, cash equivalents became a competitive alternative to stocks and bonds for the first time in many years.

While many factors conspired to limit the gains of stocks and bonds during the six-month period, Fed policy seemed the most consistently cited uncertainty for investors. When would the Fed stop raising rates and at what level would consumers begin to slow their spending activities? Would change at the helm of the Fed -- from a long-standing, battle-tested veteran to an academically oriented newcomer -- coincide with growth or recession? Against the backdrop of these unanswered questions, the markets closed the reporting period with little more visibility than at the start.

In addition to monetary policy uncertainty, other factors contributed to investors' lack of confidence in the markets. These included the sluggishness of corporate profits, some bubbling up of wage inflation, and geopolitical events in the Middle East and elsewhere. On a positive note, the U.S. equity market, by-and-large, is presently valued close to its 30-year historical average on a price-to-earnings ratio basis. Moreover, on average, corporations have returned more cash to shareholders via dividends and share buy-back programs than at any time since the late 1980s.

PERFORMANCE ANALYSIS

Morgan Stanley Strategist Fund Class A and Class D shares outperformed the S&P
500 Index, the Lehman Brothers U.S. Government/Credit Index, and the Lipper
Flexible Portfolio Funds Index for the six months ended January 31, 2006, assuming no deduction of applicable sales charges. Class B and C shares outperformed the S&P 500 Index and the Lehman Brothers U.S. Government/Credit
Index and underperformed the Lipper Flexible Portfolio Funds Index for the same period, again assuming no deduction of applicable sales charges.

The Fund's strategic asset allocation target remained unchanged during the six-month period, standing as follows: 65 percent equity (versus a neutral benchmark weight of 55 percent),* 25 percent fixed-income (versus a neutral benchmark weight of 35 percent), and 10 percent cash (versus a neutral benchmark weight of 10

2

percent). Earlier in 2005, concerns over uncertain monetary policy and the corporate profit cycle prompted us to reduce the Fund's equity allocation and raise cash to a benchmark neutral weight.

The equity portion of the Fund continued to reflect a bias away from more consumer-cyclical sectors and the financial sector and a preference for industrial cyclical industries. While the U.S. consumer's future spending habits appeared difficult to forecast -- especially in light of rising interest rates and a cooling housing market -- capital spending, both in the U.S. and globally, appeared more sustainable. Thus, sectors such as basic materials (metals, mining, and chemicals), information technology (semiconductors, software and
Internet services), and industrials (machinery, equipment and rails) were more heavily weighted than financial services and consumer cyclical industries within the equity allocation. Two exceptions to this positioning deserve mention.
First, energy -- a sector that one would expect should benefit from capital spending trends -- remained underweighted versus the S&P 500 Index due primarily to our view that energy stock prices appeared to reflect most of the future benefits of this economic cycle. Second, the Fund's equity portfolio was overweighted in consumer staples relative to the Index. We viewed consumer staples as attractive based on valuations and potential strategic opportunities for food and beverage companies.

The fixed-income portfolio remained largely unchanged throughout the reporting period, with the exception of position size adjustments made throughout the year. The fixed-income allocation consisted of U.S. government securities (34.9 percent of the active fixed-income allocation as of the close of the period), mortgage-backed securities (10.6 percent) and non-government securities (39.1 percent). The non-U.S. government portion was broadly diversified with 11.2 percent invested in asset-backed securities and the remainder invested in corporate credits and dollar-denominated non-U.S. government bonds. Cash equivalents represented 15.4 percent of the allocation, with most investments in short duration, non-money market securities such as high-coupon mortgage securities. As of the close of the period, the effective duration of the fixed-income portfolio was 4.61 years.

* SOURCE: MORGAN STANLEY INVESTMENT MANAGEMENT.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

                                                                               3

TOP 10 HOLDINGS

U.S. Treasury Securities                          11.0%
Fed. Natl. Mtge. Assoc.                            2.6
Apple Computer, Inc.                               2.1
United States Steel Corp.                          1.7
Corning, Inc.                                      1.7
Caterpillar Inc.                                   1.6
Hospira, Inc.                                      1.6
Motorola, Inc.                                     1.4
Archer-Daniels-Midland Co.                         1.4
Citigroup, Inc.                                    1.4

PORTFOLIO COMPOSITION

Common Stocks                                     68.5%
U.S. Government Agencies & Obligations            13.9
Short-Term Paper                                   8.2
Corp Notes/Bonds                                   5.5
Asset-Backed                                       3.8
Foreign Government Bonds                           0.1

Data as of January 31, 2006. Subject to change daily. All percentages for top 10 holdings are as a percentage of net assets and all percentages for portfolio composition are as a percentage of total investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

INVESTMENT STRATEGY

THE FUND'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC.,
ACTIVELY ALLOCATES THE FUND'S ASSETS AMONG THE MAJOR ASSET CATEGORIES OF EQUITY
SECURITIES (INCLUDING DEPOSITARY RECEIPTS), FIXED-INCOME SECURITIES AND MONEY
MARKET INSTRUMENTS. IN DETERMINING WHICH SECURITIES TO BUY, HOLD OR SELL FOR THE
FUND, THE INVESTMENT ADVISER ALLOCATES THE FUND'S ASSETS BASED ON, AMONG OTHER
THINGS, ITS ASSESSMENT OF THE EFFECTS OF ECONOMIC AND MARKET TRENDS ON DIFFERENT
SECTORS OF THE MARKET. THERE IS NO LIMIT AS TO THE PERCENTAGE OF ASSETS THAT MAY
BE ALLOCATED TO ANY ONE ASSET CLASS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND
AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON
FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO
DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE
REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN
STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC
FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES
NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS,
NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY,
HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS
FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO
REVIEW AND COPY THEM AT THE SEC'S PUBLIC

4

REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S
PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU
CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE,
BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY
WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT
CHARGE, UPON REQUEST, BY CALLING TOLL FREE (800) 869-NEWS OR BY VISITING THE
MUTUAL FUND CENTER ON OUR WEB SITE AT WWW.MORGANSTANLEY.COM. IT IS ALSO
AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT
HTTP://WWW.SEC.GOV.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO
PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30
WITHOUT CHARGE BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT
WWW.MORGANSTANLEY.COM. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND
EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE
MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN
SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY
MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS.
YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME
UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE
DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR
CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING
INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

                                                                               5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JANUARY 31, 2006

                  CLASS A SHARES*        CLASS B SHARES**       CLASS C SHARES+       CLASS D SHARES++
                 (SINCE 07/28/97)       (SINCE 10/31/88)       (SINCE 07/28/97)      (SINCE 07/28/97)
SYMBOL                     SRTAX                  SRTBX                  SRTCX                 SRTDX

1 YEAR                   12.65%(4)              11.84%(4)              11.81%(4)             12.89%(4)
                          6.74(5)                6.84(5)               10.81(5)                 --
5 YEARS                   2.99(4)                2.19(4)                2.19(4)               3.21(4)
                          1.88(5)                1.82(5)                2.19(5)                 --
10 YEARS                    --                   7.61(4)                  --                    --
                            --                   7.61(5)                  --                    --
SINCE INCEPTION           6.50(4)                9.85(4)                5.68(4)               6.74(4)
                          5.83(5)                9.85(5)                5.68(5)                 --

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit
www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*    The maximum front-end sales charge for Class A is 5.25%.

**   The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%.
     The CDSC declines to 0% after six years.

+    The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

++  Class D has no sales charge.

(1)  The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation.
     The Index does not include any expenses, fees or charges. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and
     Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. Such costs would lower performance.
     It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

6

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees;
and (2) ongoing costs, including advisory fees; distribution and service (12b-1)
fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/05 - 01/31/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              BEGINNING         ENDING         EXPENSES PAID
                                                            ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD *
                                                            -------------    -------------    ---------------
                                                                                                08/01/05 -
                                                               08/01/05         01/31/06         01/31/06
                                                            -------------    -------------    ---------------

CLASS A
Actual (6.79% return)                                       $    1,000.00    $    1,067.90    $          4.85
Hypothetical (5% annual return before expenses)             $    1,000.00    $    1,020.52    $          4.74

CLASS B
Actual (6.36% return)                                       $    1,000.00    $    1,063.60    $          8.74
Hypothetical (5% annual return before expenses)             $    1,000.00    $    1,016.74    $          8.54

CLASS C
Actual (6.36% return)                                       $    1,000.00    $    1,063.60    $          8.74
Hypothetical (5% annual return before expenses)             $    1,000.00    $    1,016.74    $          8.54

CLASS D
Actual (6.86% return)                                       $    1,000.00    $    1,068.60    $          3.55
Hypothetical (5% annual return before expenses)             $    1,000.00    $    1,021.78    $          3.47

----------

  *  Expenses are equal to the Fund's annualized expense ratio of 0.93%, 1.68%,
     1.68% and 0.68% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                                               7

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Common Stocks (68.6%)
              Advertising/Marketing Services (0.7%)
   84,070     Omnicom Group, Inc.                                                                                    $    6,876,085
                                                                                                                     --------------
              Aerospace & Defense (1.6%)
  156,335     Northrop Grumman Corp.                                                                                      9,713,094
  136,300     Raytheon Co.                                                                                                5,584,211
                                                                                                                     --------------
                                                                                                                         15,297,305
                                                                                                                     --------------
              Agricultural Commodities/Milling (1.4%)
  416,900     Archer-Daniels-Midland Co.                                                                                 13,132,350
                                                                                                                     --------------
              Beverages: Non-Alcoholic (0.7%)
  164,605     Coca-Cola Co. (The)                                                                                         6,811,355
                                                                                                                     --------------
              Biotechnology (2.9%)
  139,000     Celgene Corp.*                                                                                              9,889,850
   94,540     Gilead Sciences, Inc.*                                                                                      5,754,650
  334,100     Vertex Pharmaceuticals Inc.*                                                                               11,934,052
                                                                                                                     --------------
                                                                                                                         27,578,552
                                                                                                                     --------------
              Chemicals: Major Diversified (0.6%)
  132,170     Dow Chemical Co. (The)                                                                                      5,590,791
                                                                                                                     --------------
              Chemicals: Specialty (0.7%)
  101,820     Ashland Inc.                                                                                                6,711,974
                                                                                                                     --------------
              Computer Communications (1.0%)
  534,430     Cisco Systems, Inc.*                                                                                        9,924,365
                                                                                                                     --------------
              Computer Peripherals (0.8%)
  567,500     EMC Corp.*                                                                                                  7,604,500
                                                                                                                     --------------
              Computer Processing Hardware (2.1%)
  260,180     Apple Computer, Inc.*                                                                                      19,646,192
                                                                                                                     --------------
              Department Stores (0.6%)
  125,060     Kohl's Corp.*                                                                                               5,551,413
                                                                                                                     --------------
              Discount Stores (1.1%)
  202,180     Costco Wholesale Corp.                                                                                     10,086,760
                                                                                                                     --------------
              Electric Utilities (1.1%)
  104,500     Ameren Corp.                                                                                                5,304,420
   94,500     FirstEnergy Corp.                                                                                           4,734,450
                                                                                                                     --------------
                                                                                                                         10,038,870
                                                                                                                     --------------
              Electrical Products (1.0%)
  126,440     Emerson Electric Co.                                                                                        9,792,778
                                                                                                                     --------------

                        See Notes to Financial Statements

8

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

NUMBER OF
 SHARES                                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Electronic Production Equipment (0.9%)
  429,400     Applied Materials, Inc.                                                                                $    8,180,070
                                                                                                                     --------------
              Electronics/Appliances (1.0%)
  200,000     Sony Corp. (ADR) (Japan)                                                                                    9,780,000
                                                                                                                     --------------
              Environmental Services (1.2%)
  354,930     Waste Management, Inc.                                                                                     11,208,689
                                                                                                                     --------------
              Financial Conglomerates (3.3%)
  188,760     American Express Co.                                                                                        9,900,462
  246,490     Citigroup, Inc.                                                                                            11,481,504
  250,230     JPMorgan Chase & Co.                                                                                        9,946,643
                                                                                                                     --------------
                                                                                                                         31,328,609
                                                                                                                     --------------
              Food: Major Diversified (2.3%)
  307,830     ConAgra Foods Inc.                                                                                          6,381,316
  208,170     Kellogg Co.                                                                                                 8,930,493
  228,295     Kraft Foods Inc. (Class A)                                                                                  6,721,005
                                                                                                                     --------------
                                                                                                                         22,032,814
                                                                                                                     --------------
              Food: Meat/Fish/Dairy (0.8%)
  193,450     Dean Foods Co.*                                                                                             7,337,559
                                                                                                                     --------------
              Household/Personal Care (0.7%)
  125,050     Colgate-Palmolive Co.                                                                                       6,863,994
                                                                                                                     --------------
              Industrial Conglomerates (2.1%)
  297,140     General Electric Co.                                                                                        9,731,335
  269,000     Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                                                                10,563,630
                                                                                                                     --------------
                                                                                                                         20,294,965
                                                                                                                     --------------
              Information Technology Services (2.0%)
  300,000     Electronic Data Systems Corp.                                                                               7,557,000
  145,840     International Business Machines Corp.                                                                      11,856,792
                                                                                                                     --------------
                                                                                                                         19,413,792
                                                                                                                     --------------
              Integrated Oil (2.3%)
  100,200     BP PLC (ADR) (United Kingdom)                                                                               7,245,462
  139,200     Exxon Mobil Corp.                                                                                           8,734,800
   85,000     Royal Dutch Shell PLC (ADR) (Class A)
              (Netherlands)                                                                                               5,789,350
                                                                                                                     --------------
                                                                                                                         21,769,612
                                                                                                                     --------------
              Internet Software/Services (1.7%)
   17,965     Google, Inc. (Class A)*                                                                                     7,783,336
  243,750     Yahoo!, Inc.*                                                                                               8,370,375
                                                                                                                     --------------
                                                                                                                         16,153,711
                                                                                                                     --------------

                        See Notes to Financial Statements

                                                                               9

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

NUMBER OF
 SHARES                                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Investment Banks/Brokers (1.1%)
  688,800     Schwab (Charles) Corp. (The)                                                                           $   10,187,352
                                                                                                                     --------------
              Major Banks (2.0%)
  263,240     Bank of America Corp.                                                                                      11,643,105
  111,990     Wells Fargo & Co.                                                                                           6,983,696
                                                                                                                     --------------
                                                                                                                         18,626,801
                                                                                                                     --------------
              Major Telecommunications (0.6%)
  203,342     AT&T Inc.                                                                                                   5,276,725
                                                                                                                     --------------
              Media Conglomerates (0.8%)
  418,420     Time Warner, Inc.                                                                                           7,334,903
                                                                                                                     --------------
              Medical Specialties (3.5%)
  148,320     Bard (C.R.), Inc.                                                                                           9,406,454
  136,840     Fisher Scientific International, Inc.*                                                                      9,150,491
  339,900     Hospira, Inc.*                                                                                             15,210,525
                                                                                                                     --------------
                                                                                                                         33,767,470
                                                                                                                     --------------
              Motor Vehicles (0.9%)
  321,530     Honda Motor Co., Ltd. (ADR) (Japan)                                                                         9,147,529
                                                                                                                     --------------
              Movies/Entertainment (1.0%)
  170,000     Pixar, Inc.*                                                                                                9,822,600
                                                                                                                     --------------
              Oilfield Services/Equipment (1.9%)
  118,800     Halliburton Co.                                                                                             9,450,540
  202,400     Smith International, Inc.                                                                                   9,108,000
                                                                                                                     --------------
                                                                                                                         18,558,540
                                                                                                                     --------------
              Other Consumer Services (1.0%)
  225,145     eBay, Inc.*                                                                                                 9,703,750
                                                                                                                     --------------
              Packaged Software (3.0%)
  394,200     Microsoft Corp.                                                                                            11,096,730
  804,600     Oracle Corp.*                                                                                              10,113,822
  344,140     Sybase, Inc.*                                                                                               7,429,983
                                                                                                                     --------------
                                                                                                                         28,640,535
                                                                                                                     --------------
              Pharmaceuticals: Major (2.5%)
  131,190     Johnson & Johnson                                                                                           7,548,673
  130,900     Lilly (Eli) & Co.                                                                                           7,411,558
  196,520     Wyeth                                                                                                       9,089,050
                                                                                                                     --------------
                                                                                                                         24,049,281
                                                                                                                     --------------
              Property - Casualty Insurers (0.9%)
  160,900     Allstate Corp. (The)                                                                                        8,374,845
                                                                                                                     --------------

                        See Notes to Financial Statements

10

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

NUMBER OF
 SHARES                                                                                                                  VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Railroads (0.9%)
   93,500     Union Pacific Corp.                                                                                    $    8,271,010
                                                                                                                     --------------
              Semiconductors (2.6%)
  265,821     Freescale Semiconductor Inc. (Class B)*                                                                     6,711,980
  277,450     Intel Corp.                                                                                                 5,901,362
  472,400     Micron Technology, Inc.*                                                                                    6,934,832
  481,213     Taiwan Semiconductor Manufacturing Co. Ltd.
              (ADR) (Taiwan)                                                                                              5,197,100
                                                                                                                     --------------
                                                                                                                         24,745,274
                                                                                                                     --------------
              Specialty Telecommunications (1.1%)
  837,500     Citizens Communications Co.                                                                                10,276,125
                                                                                                                     --------------
              Steel (3.0%)
  144,300     Nucor Corp.                                                                                                12,154,389
  275,000     United States Steel Corp.                                                                                  16,431,250
                                                                                                                     --------------
                                                                                                                         28,585,639
                                                                                                                     --------------
              Telecommunication Equipment (4.4%)
  667,680     Corning, Inc.*                                                                                             16,258,008
  587,975     Motorola, Inc.                                                                                             13,352,912
  649,985     Nokia Corp. (ADR) (Finland)                                                                                11,946,724
                                                                                                                     --------------
                                                                                                                         41,557,644
                                                                                                                     --------------
              Tobacco (1.3%)
  172,820     Altria Group, Inc.                                                                                         12,501,799
                                                                                                                     --------------
              Trucks/Construction/Farm Machinery (1.5%)
  205,400     Caterpillar Inc.                                                                                           13,946,660
                                                                                                                     --------------
              Total Common Stocks
               (COST $461,325,387)                                                                                      652,381,587
                                                                                                                     --------------

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE
---------                                                                            ------          --------

              Corporate Bonds (5.5%)
              Advertising/Marketing Services (0.0%)
$     320     WPP Finance (UK) Corp. (United Kingdom)                                   5.875%       06/15/14               322,496
                                                                                                                     --------------
              Aerospace & Defense (0.1%)
      350     Northrop Grumman Corp.                                                    4.079        11/16/06               347,781
      199     Raytheon Co.                                                              6.15         11/01/08               204,486
       55     Raytheon Co.                                                              8.30         03/01/10                61,342

                        See Notes to Financial Statements

                                                                              11

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

$     692     Systems 2001 Asset Trust - 144A** (Cayman Islands)                         6.664%      09/15/13        $      739,194
                                                                                                                     --------------
                                                                                                                          1,352,803
                                                                                                                     --------------
              Air Freight/Couriers (0.0%)
      335     Fedex Corp.                                                                2.65        04/01/07               325,858
                                                                                                                     --------------
              Airlines (0.1%)
      823     America West Airlines, Inc. (Series 01-1)                                  7.10        04/02/21               868,654
      295     Southwest Airlines Co. (Series 01-1)                                       5.496       11/01/06               295,939
                                                                                                                     --------------
                                                                                                                          1,164,593
                                                                                                                     --------------
              Apparel/Footwear Retail (0.0%)
      285     Limited Brands, Inc.                                                       6.95        03/01/33               284,460
                                                                                                                     --------------
              Beverages: Alcoholic (0.1%)
      475     FBG Finance Ltd.- 144A** (Australia)                                       5.125       06/15/15               457,891
      470     Miller Brewing Co. - 144A**                                                4.25        08/15/08               460,404
                                                                                                                     --------------
                                                                                                                            918,295
                                                                                                                     --------------
              Cable/Satellite TV (0.1%)
      135     Comcast Cable Communications Inc.                                          6.75        01/30/11               142,345
       60     Comcast Corp.                                                              7.625       02/15/08                62,663
      405     Cox Communications, Inc.                                                   4.625       01/15/10               391,466
      490     TCI Communications, Inc.                                                   7.875       02/15/26               556,788
                                                                                                                     --------------
                                                                                                                          1,153,262
                                                                                                                     --------------
              Casino/Gaming (0.1%)
      610     Harrah's Operating Co., Inc.                                               5.625       06/01/15               597,400
                                                                                                                     --------------
              Chemicals: Major Diversified (0.0%)
      270     ICI Wilmington Inc.                                                        4.375       12/01/08               262,527
                                                                                                                     --------------
              Containers/Packaging (0.1%)
      630     Sealed Air Corp. - 144A**                                                  5.625       07/15/13               623,197
                                                                                                                     --------------
              Department Stores (0.1%)
      980     May Department Stores Co., Inc.                                            5.95        11/01/08               998,362
                                                                                                                     --------------
              Drugstore Chains (0.1%)
    1,505     CVS Corp.                                                                  5.625       03/15/06             1,505,903
                                                                                                                     --------------
              Electric Utilities (0.7%)
      460     Ameren Corp.                                                               4.263       05/15/07               454,381
      455     Arizona Public Service Co.                                                 5.80        06/30/14               460,584
      140     Arizona Public Service Co.                                                 6.75        11/15/06               141,616
      450     Carolina Power & Light Co.                                                 5.125       09/15/13               445,812
      515     CC Funding Trust I                                                         6.90        02/16/07               523,754

                        See Notes to Financial Statements

12

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

$     250     Cincinnati Gas & Electric Co.                                              5.70%       09/15/12        $      254,054
       45     Columbus Southern Power Co.                                                4.40        12/01/10                43,368
      235     Consolidated Natural Gas Co.                                               5.00        12/01/14               226,948
      460     Consolidated Natural Gas Co. (Series C)                                    6.25        11/01/11               483,466
      310     Consumers Energy Co.                                                       4.80        02/17/09               305,763
      215     Detroit Edison Co. (The)                                                   6.125       10/01/10               223,219
      140     Entergy Gulf States, Inc.                                                  3.60        06/01/08               134,651
      340     Entergy Gulf States, Inc.                                                  4.81++      12/01/09               332,244
      285     Exelon Corp.                                                               6.75        05/01/11               302,485
      655     FPL Group Capital Inc.                                                     3.25        04/11/06               653,036
      455     Pacific Gas & Electric Co.                                                 6.05        03/01/34               464,848
      105     Panhandle Eastern Pipe Line Co. (Series B)                                 2.75        03/15/07               102,182
      315     Public Service Electric & Gas Co. (Series MTNB)                            5.00        01/01/13               309,861
      240     Texas Eastern Transmission, LP                                             7.00        07/15/32               275,655
      345     Wisconsin Electric Power Co.                                               3.50        12/01/07               335,740
                                                                                                                     --------------
                                                                                                                          6,473,667
                                                                                                                     --------------
              Electrical Products (0.1%)
      520     Cooper Industries Inc.                                                     5.25        07/01/07               520,759
      415     Cooper Industries Inc. - 144A**                                            5.25        11/15/12               414,287
                                                                                                                     --------------
                                                                                                                            935,046
                                                                                                                     --------------
              Electronics/Appliances (0.0%)
      260     LG Electronics Inc. - 144A** (South Korea)                                 5.00        06/17/10               253,967
                                                                                                                     --------------
              Finance/Rental/Leasing (0.5%)
      395     CIT Group, Inc.                                                            2.875       09/29/06               389,982
      310     CIT Group, Inc.                                                            4.75        08/15/08               308,315
        5     CIT Group, Inc.                                                            7.375       04/02/07                 5,131
      635     Countrywide Home Loans, Inc. (Series MTN)                                  3.25        05/21/08               609,126
      100     MBNA Capital (Series A)                                                    8.278       12/01/26               106,160
      630     MBNA Corp.                                                                 4.721++     05/05/08               635,415
      320     MBNA Corp.                                                                 6.125       03/01/13               336,842
      630     Nationwide Building Society - 144A** (United Kingdom)                      4.25        02/01/10               612,083
      915     Residential Capital Corp.                                                  6.375       06/30/10               938,833
      310     SLM Corp.                                                                  4.00        01/15/10               297,585
      580     SLM Corp. (Series MTNA)                                                    5.00        10/01/13               566,449
                                                                                                                     --------------
                                                                                                                          4,805,921
                                                                                                                     --------------

                        See Notes to Financial Statements

                                                                              13

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Financial Conglomerates (0.4%)
$     920     Chase Manhattan Corp.                                                      6.00%       02/15/09        $      941,789
      430     Citigroup Inc.                                                             5.625       08/27/12               440,639
      530     Citigroup Inc.                                                             5.75        05/10/06               531,379
      530     Citigroup Inc.                                                             6.00        02/21/12               554,687
      180     General Electric Capital Corp. (Series MTNA)                               4.25        12/01/10               174,039
       55     General Electric Capital Corp. (Series MTNA)                               4.75        09/15/14                53,520
      760     General Electric Capital Corp. (Series MTNA)                               6.75        03/15/32               885,510
                                                                                                                     --------------
                                                                                                                          3,581,563
                                                                                                                     --------------
              Food Retail (0.1%)
      575     Kroger Co.                                                                 7.50        04/01/31               643,765
                                                                                                                     --------------
              Food: Major Diversified (0.1%)
      175     ConAgra Foods, Inc.                                                        7.00        10/01/28               184,959
      215     ConAgra Foods, Inc.                                                        8.25        09/15/30               258,905
      255     Heinz (H.J.) Co. - 144A**                                                  6.428       12/01/08               262,606
                                                                                                                     --------------
                                                                                                                            706,470
                                                                                                                     --------------
              Gas Distributors (0.1%)
      325     NiSource Finance Corp.                                                     4.95++      11/23/09               326,390
      415     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A** (Qatar)                    8.294       03/15/14               476,783
      305     Sempra Energy                                                              4.621       05/17/07               303,061
                                                                                                                     --------------
                                                                                                                          1,106,234
                                                                                                                     --------------
              Home Furnishings (0.1%)
      275     Mohawk Industries, Inc.                                                    6.125       01/15/16               277,027
      290     Mohawk Industries, Inc. (Series D)                                         7.20        04/15/12               307,436
                                                                                                                     --------------
                                                                                                                            584,463
                                                                                                                     --------------
              Hotels/Resorts/Cruiselines (0.1%)
      510     Hyatt Equities LLC - 144A**                                                6.875       06/15/07               518,667
                                                                                                                     --------------
              Household/Personal Care (0.1%)
      590     Clorox Co. (The)                                                           4.614++     12/14/07               591,382
                                                                                                                     --------------
              Industrial Conglomerates (0.1%)
      330     Textron Financial Corp.                                                    4.125       03/03/08               324,660
      240     Textron Financial Corp. (Series MTN)                                       5.125       02/03/11               239,916
                                                                                                                     --------------
                                                                                                                            564,576
                                                                                                                     --------------

                        See Notes to Financial Statements

14

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Insurance Brokers/Services (0.2%)
$     900     Farmers Exchange Capital - 144A**                                          7.05%       07/15/28        $      939,469
      805     Marsh & McLennan Companies, Inc.                                           5.375       07/15/14               786,830
                                                                                                                     --------------
                                                                                                                          1,726,299
                                                                                                                     --------------
              Investment Banks/Brokers (0.1%)
      640     Goldman Sachs Group Inc. (The)                                             6.60        01/15/12               683,290
                                                                                                                     --------------
              Major Banks (0.1%)
      195     Bank of New York Co., Inc. (The)                                           5.20        07/01/07               195,579
      250     Bank of New York Co., Inc. (The) (Series BKNT)                             3.80        02/01/08               244,671
      280     HSBC Finance Corp.                                                         6.75        05/15/11               299,146
      325     Huntington National Bank (Series BKNT)                                     4.375       01/15/10               316,391
                                                                                                                     --------------
                                                                                                                          1,055,787
                                                                                                                     --------------
              Major Telecommunications (0.3%)
      530     Deutsche Telekom International Finance Corp. BV (Netherlands)              8.25        06/15/30               663,161
      500     France Telecom S.A. (France)                                               8.75        03/01/31               655,363
      305     SBC Communications, Inc.                                                   6.15        09/15/34               301,293
      150     Sprint Capital Corp.                                                       8.75        03/15/32               196,747
      270     Telecom Italia Capital SA (Luxembourg)                                     4.00        11/15/08               261,538
      405     Telecom Italia Capital SA (Luxembourg)                                     4.00        01/15/10               385,075
                                                                                                                     --------------
                                                                                                                          2,463,177
                                                                                                                     --------------
              Managed Health Care (0.1%)
      530     WellPoint Health Networks Inc.                                             6.375       06/15/06               532,770
                                                                                                                     --------------
              Media Conglomerates (0.0%)
      465     News America Inc. - 144A**                                                 6.40        12/15/35               464,582
                                                                                                                     --------------
              Medical Specialties (0.1%)
      495     Baxter Finco BV - 144A** (Netherlands)                                     4.75        10/15/10               486,609
                                                                                                                     --------------
              Motor Vehicles (0.0%)
      250     DaimlerChrysler North American Holdings Co.                                8.50        01/18/31               304,010
                                                                                                                     --------------
              Multi-Line Insurance (0.4%)
    1,165     AIG Sun America Global Finance VI - 144A**                                 6.30        05/10/11             1,231,760
      575     American General Finance Corp. (Series MTNF)                               5.875       07/14/06               577,794
      910     AXA Financial Inc.                                                         6.50        04/01/08               940,732
       95     Hartford Financial Services Group, Inc. (The)                              2.375       06/01/06                94,237

                        See Notes to Financial Statements

                                                                              15

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

$     235     International Lease Finance Corp.                                          3.75%       08/01/07        $      230,535
      405     Two-Rock Pass Through - 144A** (Bahamas)+                                  5.27++      12/31/49               402,866
                                                                                                                     --------------
                                                                                                                          3,477,924
                                                                                                                     --------------
              Other Metals/Minerals (0.0%)
      390     Brascan Corp. (Canada)                                                     7.125       06/15/12               422,446
                                                                                                                     --------------
              Property - Casualty Insurers (0.3%)
      760     Mantis Reef Ltd. - 144A** (Australia)                                      4.692       11/14/08               745,473
      300     Platinum Underwriters Finance Holdings, Ltd. (Series B)                    7.50        06/01/17               306,729
      360     Platinum Underwriters Finance Holdings, Ltd. (Series B) (Bahamas)          6.371       11/16/07               360,526
      515     St. Paul Travelers Companies, Inc. (The)                                   5.01        08/16/07               513,725
      700     XLLIAC Global Funding - 144A**                                             4.80        08/10/10               688,993
                                                                                                                     --------------
                                                                                                                          2,615,446
                                                                                                                     --------------
              Publishing: Newspapers (0.0%)
      325     Knight Ridder, Inc.                                                        5.75        09/01/17               278,882
                                                                                                                     --------------
              Pulp & Paper (0.0%)
      305     Sappi Papier Holding AG - 144A** (Austria)                                 6.75        06/15/12               286,169
                                                                                                                     --------------
              Railroads (0.1%)
      256     Burlington North Santa Fe Railway Co.                                      4.575       01/15/21               245,842
      310     Burlington North Santa Fe Railway Co.                                      6.125       03/15/09               319,666
      290     Norfolk Southern Corp.                                                     7.35        05/15/07               298,589
      110     Union Pacific Corp.                                                        6.625       02/01/08               113,300
      180     Union Pacific Corp.                                                        6.65        01/15/11               190,963
      100     Union Pacific Corp. - 144A** (Series 2004-2)                               5.214       09/30/14                99,299
      140     Union Pacific Corp. (Series MTNE)                                          6.79        11/09/07               144,142
                                                                                                                     --------------
                                                                                                                          1,411,801
                                                                                                                     --------------
              Real Estate Development (0.1%)
    1,282     World Financial Properties - 144A** (Series 1996 WFP- B)                   6.91        09/01/13             1,344,577
                                                                                                                     --------------
              Real Estate Investment Trusts (0.1%)
      770     EOP Operating L.P.                                                         6.763       06/15/07               783,598
                                                                                                                     --------------
              Regional Banks (0.1%)
      800     Marshall & Ilsley Bank (Series BKNT)                                       3.80        02/08/08               784,995
                                                                                                                     --------------
              Savings Banks (0.2%)
      305     Household Finance Corp.                                                    4.125       12/15/08               297,374

                        See Notes to Financial Statements

16

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

$     230     Household Finance Corp.                                                    5.875%      02/01/09        $      235,056
      175     Household Finance Corp.                                                    6.375       10/15/11               184,505
      350     Household Finance Corp.                                                    6.40        06/17/08               360,137
      100     Sovereign Bank (Series CD)                                                 4.00        02/01/08                98,170
      470     Washington Mutual Bank                                                     5.50        01/15/13               471,229
      260     Washington Mutual Inc.                                                     8.25        04/01/10               287,903
                                                                                                                     --------------
                                                                                                                          1,934,374
                                                                                                                     --------------
              Trucks/Construction/Farm Machinery (0.1%)
      190     Caterpillar Financial Services Corp. (Series MTNF)                         3.625       11/15/07               185,731
      480     Caterpillar Financial Services Corp. (Series MTNF)                         4.44++      08/20/07               481,096
                                                                                                                     --------------
                                                                                                                            666,827
                                                                                                                     --------------
              Wireless Telecommunications (0.0%)
      480     Vodafone Group PLC (United Kingdom)                                        4.611++     12/28/07               480,144
                                                                                                                     --------------
              Total Corporate Bonds
               (Cost $52,100,156)                                                                                        52,478,584
                                                                                                                     --------------
              Asset-Backed Securities (3.9%)
              Finance/Rental/Leasing
    2,300     American Express Credit Account Master Trust 2001-2 A                      5.53        10/15/08             2,303,659
    1,500     American Express Credit Account Master Trust 2002-3 A                      4.58++      12/15/09             1,502,954
    2,100     American Express Credit Account Master Trust 2003-3 A                      4.58++      11/15/10             2,105,949
      350     Asset Backed Funding Certificates 2005-WF1 A2A                             4.661++     01/25/35               350,590
    1,225     Banc of America Securities Auto Trust 2005-WF1 A3                          3.99        08/18/09             1,209,684
       31     Capital Auto Receivables Asset Trust 2003-2 A3A                            1.44        02/15/07                30,971
      850     Capital Auto Receivables Asset Trust 2003-3 A3B                            4.55++      01/15/08               850,976
    1,250     Capital Auto Receivables Asset Trust 2005-1 A4                             4.05        07/15/09             1,235,936
    1,050     Caterpillar Financial Asset Trust 2005-A A3                                3.90        02/25/09             1,037,202
      960     Chase Credit Card Master Trust 2001-4 A                                    5.50        11/17/08               963,217
      469     CIT Equipment Collateral 2004-EF1 A3                                       3.50        09/20/08               462,406
      800     CNH Equipment Trust 2005-A A3                                              4.02        04/15/09               791,037

                        See Notes to Financial Statements

                                                                              17

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

$     950     Daimler Chrysler Auto Trust 2005-B A3                                      4.04%       09/08/09        $      939,326
      800     Ford Credit Auto Owner Trust 2005B A3                                      4.17        01/15/09               793,657
      900     GE Capital Credit Card Master Note Trust 2004-2 A                          4.51++      09/15/10               901,198
      850     GE Dealer Floorplan Master Note Trust 2004-1 A                             4.54++      07/20/08               850,559
      725     GE Equipment Small Ticket LLC 2005-2A                                      4.88        10/22/09               724,339
      950     Harley Davidson Motorcycle Trust 2005-3 A2                                 4.41        06/15/12               940,755
    1,500     Harley-Davidson Motorcycle Trust 2005-1 A2                                 3.76        12/17/12             1,469,904
      750     Harley-Davidson Motorcycle Trust 2005-2 A2                                 4.07        02/15/12               738,000
      700     Hertz Vehicle Financing LLC 2005-2A                                        4.93        02/25/10               698,687
      650     Honda Auto Receivables Owner Trust 2005-2 A3                               3.93        01/15/09               642,435
      750     Hyundai Auto Receivables Trust 2005-A A3                                   3.98        11/16/09               739,200
    1,475     MBNA Credit Card Master Note Trust 2003-A3 A3                              4.59++      08/16/10             1,479,481
    1,550     MBNA Master Credit Card Trust 1999-B A                                     5.90        08/15/11             1,596,661
    1,325     Merrill Auto Trust Securitization 2005-1 A3                                4.10        08/25/09             1,309,197
      925     National City Auto Receivables Trust 2004-A A4                             2.88        05/15/11               891,503
      147     Residential Asset Securities Corp. 2004-KS8 AI1                            4.69++      10/25/22               146,612
      275     TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2                    4.81        11/17/14               271,498
    1,600     USAA Auto Owner Trust 2004-2 A-4                                           3.58        02/15/11             1,568,080
    1,550     USAA Auto Owner Trust 2004-3 A3                                            3.16        02/17/09             1,529,539
      975     USAA Auto Owner Trust 2005-1 A3                                            3.90        07/15/09               963,884
      850     Volkswagen Auto Lease Trust 2005-A A3                                      3.82        05/20/08               841,824
      900     Volkswagen Auto Loan Enhanced Trust                                        4.80        07/20/09               898,682
       69     Wachovia Auto Owner Trust 2004-B A2                                        2.40        05/21/07                68,998
      525     Wachovia Auto Owner Trust 2004-B A3                                        2.91        04/20/09               517,792
      650     Wachovia Auto Owner Trust 2005-A A3                                        4.06        09/21/09               642,714
      975     Wachovia Auto Owner Trust 2005-B A3                                        4.79        04/20/10               973,530
      500     World Omni Auto Receivables Trust 2004-A A3                                3.29        11/12/08               494,965
                                                                                                                     --------------
              Total Asset-Backed Securities
               (COST $36,650,668)                                                                                        36,477,601
                                                                                                                     --------------

                        See Notes to Financial Statements

18

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              Foreign Government Obligations (0.1%)
$     230     United Mexican States (Mexico)                                             8.375%      01/14/11        $      261,625
      430     United Mexican States (Mexico) (Series MTN)                                8.30        08/15/31               542,875
      315     United Mexican States (Mexico) (Series MTNA)                               8.00        09/24/22               385,087
                                                                                                                     --------------
              Total Foreign Government Obligations
               (Cost $1,036,114)                                                                                          1,189,587
                                                                                                                     --------------
              U.S. Government Agency-Mortgage-Backed Securities (2.7%)
              Federal Home Loan Mortgage Corp.
       41                                                                                6.50        12/01/32                41,697
    1,530                                                                                7.50   05/01/29 - 05/01/32       1,516,494
              Federal Home Loan Mortgage Corp. PC Gold
      680                                                                                6.50   05/01/29 - 09/01/32         697,475
       59                                                                                7.50        01/01/30                61,554
        4                                                                                8.00        07/01/30                 4,644
              Federal National Mortgage Assoc.
      850                                                                                6.50   12/01/29 - 01/01/33         874,233
    8,305                                                                                7.00   12/01/17 - 11/01/35       8,637,279
    2,199                                                                                7.50   07/01/29 - 08/01/32       2,303,760
    2,987                                                                                8.00   05/01/09 - 02/01/32       3,192,240
              Federal National Mortgage Assoc. ARM
      935                                                                                4.60        07/01/33               934,793
    3,693                                                                                4.84        01/01/36             3,795,639
    3,693                                                                                5.002       01/01/36             3,796,943
                                                                                                                     --------------
              Total U.s. Government Agency-Mortgage-Backed Securities
               (Cost $25,922,550)                                                                                        25,856,751
                                                                                                                     --------------
              U.S. Government Obligations (11.0%)
              U.S. Treasury Bonds
   11,750                                                                                0.00        02/15/25             4,771,405
      250                                                                                5.50        08/15/28               276,338
    5,575                                                                                6.125       08/15/29             6,673,453
    1,295                                                                                6.375       08/15/27             1,578,737
   16,300                                                                                8.125  08/15/19 - 08/15/21      22,156,873
              U.S. Treasury Notes
    9,000                                                                                3.375       02/15/08             8,803,836
   41,500                                                                                3.625       05/15/13            39,236,963
      850                                                                                4.00        11/15/12               824,202
   18,655                                                                                4.25   08/15/13 - 11/15/13      18,306,232

                        See Notes to Financial Statements

                                                                              19

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                            COUPON          MATURITY
THOUSANDS                                                                             RATE             DATE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------

              U.S. Treasury Strip
$     755                                                                                0.00%       02/15/25        $      305,450
    3,250                                                                                0.00        02/15/27             1,205,483
                                                                                                                     --------------
              Total U.S. Government Obligations
               (Cost $102,383,133)                                                                                      104,138,972
                                                                                                                     --------------
              U.S. Government Agencies-Collateralized Mortgage Obligations (0.2%)
    2,581     Federal National Mortgage Assoc. 2005-68X1 (IO)                            6.00        08/25/35               792,344
    1,333     Freddie Mac Whole Loan 2005-S001 2A2                                       4.68        09/25/45             1,335,477
                                                                                                                     --------------
              Total U.S. Government Agencies-Collateralized Mortgage Obligations
               (Cost $1,794,048)                                                                                          2,127,821
                                                                                                                     --------------
              Short-Term Investments (8.1%)
              U.S. Government Obligation (a) (0.0%)
      250     U.S. Treasury Bills ***
               (Cost $245,207)                                                           4.26        07/13/06               245,207
                                                                                                                     --------------
              Repurchase Agreement (8.1%)
   77,092     Joint repurchase agreement account
               (dated 01/31/06; proceeds $77,101,519)
               (b) (Cost $77,092,000)                                                   4.445        02/01/06            77,092,000
                                                                                                                     --------------
              Total Short-Term Investments
               (Cost $77,337,207)                                                                                        77,337,207
                                                                                                                     --------------
              Total Investments
               (Cost $758,549,263) (c) (d)                                                              100.1%          951,988,110
              Liabilities in Excess of Other Assets                                                      (0.1)           (1,353,321)
                                                                                                        -----        --------------
              Net Assets                                                                                100.0%       $  950,634,789
                                                                                                        =====        ==============

----------
   ADR   American Depositary Receipt.
   ARM   Adjustable Rate Mortgage.
   IO    Interest Only.
   PC    Participation Certificate.
   *     Non-Income Producing Security.
   **    Resale is Restricted to Qualified Institutional Investors.
   ***   A Portion of This Security has Been Physically Segregated in Connection
         With Open Futures Contracts in an Amount Equal to $21,760.
   +     Foreign Issued Security With Perpetual Maturity.
   ++    Variable Rate Security; Rate Shown is the Rate in Effect of January 31,
         2006.
   (a)   Purchased On a Discount Basis. the Interest Rate Shown has Been
         Adjusted to Reflect a Money Market Equivalent Yield.
   (b)   Collateralized by Federal Agency and U.S. Treasury Obligations.
   (c)   Securities Have Been Designated as Collateral in a Amount Equal to
         $56,346,979 In Connection With Open Futures Contracts.
   (d)   The Aggregate Cost for Federal Income Tax Purposes Approximates the
         Aggregate Cost for Book Purposes. The Aggregate Gross Unrealized
         Appreciation is $201,758,068 and the Aggregate Gross Unrealized
         Depreciation is $8,319,221, Resulting in Net Unrealized Appreciation Of
         $193,438,847.

                        See Notes to Financial Statements

20

Morgan Stanley Strategist Fund

PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED) continued

FUTURES CONTRACTS OPEN AT JANUARY 31, 2006:

                                                                                                 UNREALIZED
NUMBER OF                             DESCRIPTION/DELIVERY                 UNDERLYING FACE      APPRECIATION
CONTRACTS     LONG/SHORT                MONTH, AND YEAR                    AMOUNT AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

   171           Short       U.S. Treasury Notes 2 Year, March 2006        $   (35,028,283)    $       57,355
    19           Short       U.S. Treasury Notes 5 Year, March 2006             (2,008,953)             1,986
     4           Short       U.S. Treasury Notes 5 Year, June 2006                (422,750)               348
   130           Long        U.S. Treasury Notes 10 Year, March 2006            14,096,875            (60,434)
    18           Long        U.S. Treasury Notes 10 Year, June 2006              1,950,188             (2,159)
    24           Short       U.S. Treasury Bonds 20 Year, March 2006            (2,708,250)            30,965
                                                                                               --------------
                             Net Unrealized Appreciation                                       $       28,061
                                                                                               ==============

                        See Notes to Financial Statements

                                                                              21

MORGAN STANLEY STRATEGIST FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2006 (Unaudited)

Assets:
Investments in securities, at value
  (cost $758,549,263)                                               $   951,988,110
Cash                                                                            950
Receivable for:
  Interest                                                                2,462,054
  Dividends                                                                 374,837
  Investments sold                                                          312,205
  Shares of beneficial interest sold                                        230,099
Prepaid expenses and other assets                                            41,793
                                                                    ---------------
    Total Assets                                                        955,410,048
                                                                    ---------------
Liabilities:
Payable for:
  Investments purchased                                                   2,190,225
  Shares of beneficial interest redeemed                                  1,490,430
  Distribution fee                                                          458,367
  Investment advisory fee                                                   350,722
  Administration fee                                                         66,804
  Transfer agent fee                                                         63,414
Accrued expenses and other payables                                         155,297
                                                                    ---------------
    Total Liabilities                                                     4,775,259
                                                                    ---------------
    Net Assets                                                      $   950,634,789
                                                                    ===============
Composition of Net Assets:
Paid-in-capital                                                     $   769,685,501
Net unrealized appreciation                                             193,466,908
Accumulated undistributed net investment income                           1,471,523
Accumulated net realized loss                                           (13,989,143)
                                                                    ---------------
    Net Assets                                                      $   950,634,789
                                                                    ===============
Class A Shares:
Net Assets                                                          $   498,459,298
Shares Outstanding (unlimited authorized, $.01 par value)                25,683,131
    Net Asset Value Per Share                                       $         19.41
                                                                    ===============
    Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value)                 $         20.49
                                                                    ===============
Class B Shares:
Net Assets                                                          $   353,681,822
Shares Outstanding (unlimited authorized, $.01 par value)                18,179,164
    Net Asset Value Per Share                                       $         19.46
                                                                    ===============
Class C Shares:
Net Assets                                                          $    40,750,068
Shares Outstanding (unlimited authorized, $.01 par value)                 2,108,036
    Net Asset Value Per Share                                       $         19.33
                                                                    ===============
Class D Shares:
Net Assets                                                          $    57,743,601
Shares Outstanding (unlimited authorized, $.01 par value)                 2,971,413
    Net Asset Value Per Share                                       $         19.43
                                                                    ===============

Statement of Operations
For the six months ended January 31, 2006 (unaudited)

Net Investment Income:
Income
Interest                                                            $     6,535,743
Dividends (net of $21,656 foreign withholding tax)                        5,215,154
                                                                    ---------------
    Total Income                                                         11,750,897
                                                                    ---------------
Expenses
Investment advisory fee                                                   2,038,694
Distribution fee (Class A shares)                                           623,616
Distribution fee (Class B shares)                                         1,865,596
Distribution fee (Class C shares)                                           204,787
Transfer agent fees and expenses                                            679,115
Administration fee                                                          388,323
Shareholder reports and notices                                              75,761
Professional fees                                                            38,135
Registration fees                                                            24,571
Custodian fees                                                               20,769
Trustees' fees and expenses                                                  11,009
Other                                                                        31,732
                                                                    ---------------
    Total Expenses                                                        6,002,108
                                                                    ---------------
    Net Investment Income                                                 5,748,789
                                                                    ---------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain On:
Investments                                                              70,069,401
Futures contracts                                                            92,292
                                                                    ---------------
    Net Realized Gain                                                    70,161,693
                                                                    ---------------
Net Change in Unrealized Appreciation/
Depreciation on:
Investments                                                             (15,011,650)
Futures contracts                                                          (256,144)
                                                                    ---------------
    Net Depreciation                                                    (15,267,794)
                                                                    ---------------
    Net Gain                                                             54,893,899
                                                                    ---------------
Net Increase                                                        $    60,642,688
                                                                    ===============

                        See Notes to Financial Statements

22

MORGAN STANLEY STRATEGIST FUND

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                            FOR THE SIX           FOR THE YEAR
                                                                            MONTHS ENDED             ENDED
                                                                          JANUARY 31, 2006       JULY 31, 2005
                                                                         ------------------    ------------------
                                                                            (unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                    $        5,748,789    $        9,822,084
Net realized gain                                                                70,161,693            91,608,088
Net change in unrealized appreciation                                           (15,267,794)           36,053,309
                                                                         ------------------    ------------------

    Net Increase                                                                 60,642,688           137,483,481
                                                                         ------------------    ------------------

Dividends to Shareholders from Net Investment Income:
Class A shares                                                                   (3,633,277)           (2,900,467)
Class B shares                                                                   (1,289,016)           (5,549,576)
Class C shares                                                                     (146,818)             (347,195)
Class D shares                                                                     (493,332)           (1,059,379)
                                                                         ------------------    ------------------

    Total Dividends                                                              (5,562,443)           (9,856,617)
                                                                         ------------------    ------------------

Net decrease from transactions in shares of beneficial interest                (112,809,694)         (250,828,677)
                                                                         ------------------    ------------------

    Net Decrease                                                                    (57,729,449)         (123,201,813)

Net Assets:
Beginning of period                                                           1,008,364,238         1,131,566,051
                                                                         ------------------    ------------------

End of Period
(Including accumulated undistributed net investment income of
$1,471,523 and $1,285,177, respectively)                                 $      950,634,789    $    1,008,364,238
                                                                         ==================    ==================

                        See Notes to Financial Statements

                                                                              23

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Strategist Fund (the "Fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988.
On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc.
(the "Investment Adviser"), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities

24

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the
Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's
Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Dividend income and other distributions are recorded on the ex-dividend date.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                                              25

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

F. Foreign Currency Translation and Forward Foreign Currency Contracts -- The
books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2)
purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreement
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the
Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding
$1.5 billion; and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company
Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

26

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the
Class B shares since the inception of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the
Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii)
Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that such excess amounts totaled $8,326,135 at January 31, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the six months ended January 31, 2006, the distribution fee was accrued for
Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended January 31,
2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $382, $368,275 and $3,786, respectively and received $43,062 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

                                                                              27

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the six months ended
January 31, 2006 aggregated $212,716,116 and $334,647,243, respectively.
Included in the aforementioned are purchases and sales/maturities/prepayments of
U.S. Government securities of $68,506,501 and $72,577,385, respectively.

For the six months ended January 31, 2006, the Fund incurred brokerage commissions of $132,999 with Morgan Stanley & Co., Inc. an affiliate of the
Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent
Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The
Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended January 31, 2006 included in Trustees'
fees and expenses in the Statement of Operations amounted to $4,872. At January
31, 2006, the Fund had an accrued pension liability of $78,226 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate and market risks, the Fund may enter into interest rate futures ("future contracts").

28

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

Forward contracts and future contracts involve elements of market risk in excess of the amounts reflected in the Statement of Asset and Liabilities. The Fund
bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or in the value of underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                                FOR THE SIX                          FOR THE YEAR
                                                                MONTHS ENDED                             ENDED
                                                              JANUARY 31, 2006                       JULY 31, 2005
                                                     ----------------------------------    ----------------------------------
                                                                (Unaudited)
                                                         SHARES             AMOUNT             SHARES             AMOUNT
                                                     ---------------    ---------------    ---------------    ---------------

CLASS A SHARES
Sold                                                         278,832    $     5,170,244            840,672    $    13,790,598
Conversion from Class B                                    1,161,785         21,519,214         26,158,781        452,791,613
Reinvestment of dividends                                    174,252          3,233,427            148,520          2,628,095
Redeemed                                                  (3,780,509)       (70,172,513)        (2,922,292)       (51,577,863)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class A                        (2,165,640)       (40,249,628)        24,225,681        417,632,443
                                                     ---------------    ---------------    ---------------    ---------------
CLASS B SHARES
Sold                                                         400,043          7,430,722          1,802,497         31,046,194
Conversion to Class A                                     (1,158,960)       (21,519,214)       (26,189,482)      (452,791,613)
Reinvestment of dividends                                     58,758          1,093,178            279,071          4,808,314
Redeemed                                                  (2,803,384)       (52,036,491)       (13,785,546)      (237,957,003)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease -- Class B                                   (3,503,543)       (65,031,805)       (37,893,460)      (654,894,108)
                                                     ---------------    ---------------    ---------------    ---------------
CLASS C SHARES
Sold                                                         130,668          2,387,686            341,082          5,845,255
Reinvestment of dividends                                      7,132            131,959             18,201            314,609
Redeemed                                                    (311,453)        (5,763,555)          (649,757)       (11,210,612)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease -- Class C                                     (173,653)        (3,243,910)          (290,474)        (5,050,748)
                                                     ---------------    ---------------    ---------------    ---------------
CLASS D SHARES
Sold                                                         119,097          2,226,324            226,903          3,947,950
Reinvestment of dividends                                     24,526            455,499             56,499            979,608
Redeemed                                                    (373,693)        (6,966,174)          (774,991)       (13,443,822)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease -- Class D                                     (230,070)        (4,284,351)          (491,589)        (8,516,264)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease in Fund                                      (6,072,906)   $  (112,809,694)       (14,449,842)   $  (250,828,677)
                                                     ===============    ===============    ===============    ===============

                                                                              29

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of July 31, 2005, the Fund had a net capital loss carryforward of $79,079,713 which will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and straddles, mark-to-market of open futures contracts and book amortization of premiums on debt securities.

8. Legal Matters
The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District
Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment
Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the
Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005,
Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

30

MORGAN STANLEY STRATEGIST FUND

NOTES TO FINANCIAL STATEMENTS - JANUARY 31, 2006 (UNAUDITED) continued

9. Subsequent Event
On February 6, 2006, the Trustees of the Fund and Morgan Stanley Total Return
Trust ("Total Return") approved a plan of reorganization whereby Total Return would be merged into the Fund. The plan of reorganization is subject to the consent of Total Return shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of Total Return and shareholders of Total Return would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Total Return.

                                                                              31

MORGAN STANLEY STRATEGIST FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                             FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                            MONTHS ENDED       ------------------------------------------------------------------
                                          JANUARY 31, 2006        2005          2004          2003          2002          2001
                                          ----------------     ----------    ----------    ----------    ----------    ----------
                                             (unaudited)

Class A Shares

Selected Per Share Data:
Net asset value, beginning of period      $          18.31     $    16.28    $    14.72    $    13.53    $    16.43    $    20.64
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
    Net investment income[+/+]                        0.14           0.27          0.20          0.14          0.22          0.44
    Net realized and unrealized
      gain (loss)                                     1.10           2.03          1.58          1.21         (2.84)        (1.55)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment
  operations                                          1.24           2.30          1.78          1.35         (2.62)        (1.11)
                                          ----------------     ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
  from:
    Net investment income                            (0.14)         (0.27)        (0.22)        (0.16)        (0.28)        (0.50)
    Net realized gain                                    -              -             -             -             -         (2.60)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                    (0.14)         (0.27)        (0.22)        (0.16)        (0.28)        (3.10)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period            $          19.41     $    18.31    $    16.28    $    14.72    $    13.53    $    16.43
                                          ================     ==========    ==========    ==========    ==========    ==========
Total Return+                                         6.79%(1)      14.23%        12.10%        10.11%       (16.14)%       (6.24)%
Ratios to Average Net Assets(3):
Expenses                                              0.93%(2)       0.93%         0.95%         0.93%         0.88%         0.85%
Net investment income                                 1.49%(2)       1.48%         1.24%         0.95%         1.44%         2.41%

Supplemental Data:
Net assets, end of period,
  in thousands                            $        498,459     $  510,016    $   58,968    $   53,951    $   78,583    $  116,383
Portfolio turnover rate                                 24%(1)         48%           42%          124%          164%          136%

----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not Annualized.
(2)   Annualized.
(3)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

32

MORGAN STANLEY STRATEGIST FUND
FINANCIAL HIGHLIGHTS continued

                                             FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                            MONTHS ENDED       ------------------------------------------------------------------
                                          JANUARY 31, 2006        2005          2004          2003          2002          2001
                                          ----------------     ----------    ----------    ----------    ----------    ----------
                                             (unaudited)

Class B Shares

Selected Per Share Data:
Net asset value, beginning of period      $          18.36     $    16.29    $    14.73    $    13.54    $    16.43    $    20.65
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
    Net investment income[+/+]                        0.07           0.11          0.08          0.02          0.10          0.30
    Net realized and unrealized
      gain (loss)                                     1.10           2.08          1.58          1.22         (2.84)        (1.57)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment
  operations                                          1.17           2.19          1.66          1.24         (2.74)        (1.27)
                                          ----------------     ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
  from:
    Net investment income                            (0.07)         (0.12)        (0.10)        (0.05)        (0.15)        (0.35)
    Net realized gain                                    -              -             -             -             -         (2.60)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                    (0.07)         (0.12)        (0.10)        (0.05)        (0.15)        (2.95)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period            $          19.46     $    18.36    $    16.29    $    14.73    $    13.54    $    16.43
                                          ================     ==========    ==========    ==========    ==========    ==========
Total Return+                                         6.36%(1)      13.49%        11.24%         9.20%       (16.77%)       (7.05%)
Ratios to Average Net Assets(3):
Expenses                                              1.68%(2)       1.68%         1.71%         1.73%         1.67%         1.63%
Net investment income                                 0.74%(2)       0.73%         0.48%         0.15%         0.64%         1.63%

Supplemental Data:
Net assets, end of period,
  in millions                             $            354     $      398    $      971    $    1,042    $    1,216    $    1,827
Portfolio turnover rate                                 24%(1)         48%           42%          124%          164%          136%

----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not Annualized.
(2)   Annualized.
(3)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

                                                                              33

MORGAN STANLEY STRATEGIST FUND
FINANCIAL HIGHLIGHTS continued

                                             FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                            MONTHS ENDED       ------------------------------------------------------------------
                                          JANUARY 31, 2006        2005          2004          2003          2002          2001
                                          ----------------     ----------    ----------    ----------    ----------    ----------
                                             (unaudited)

Class C Shares

Selected Per Share Data:
Net asset value, beginning of period      $          18.24     $    16.21    $    14.66    $    13.46    $    16.36    $    20.57
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
    Net investment income[+/+]                        0.07           0.13          0.08          0.03          0.10          0.29
    Net realized and unrealized
      gain (loss)                                     1.09           2.04          1.57          1.21         (2.83)        (1.55)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment
  operations                                          1.16           2.17          1.65          1.24         (2.73)        (1.26)
                                          ----------------     ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
  from:
    Net investment income                            (0.07)         (0.14)        (0.10)        (0.04)        (0.17)        (0.35)
    Net realized gain                                    -              -             -             -             -         (2.60)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                    (0.07)         (0.14)        (0.10)        (0.04)        (0.17)        (2.95)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period            $          19.33     $    18.24    $    16.21    $    14.66    $    13.46    $    16.36
                                          ================     ==========    ==========    ==========    ==========    ==========
Total Return+                                         6.36%(1)      13.44%        11.25%         9.09%       (16.70%)       (7.00%)
Ratios to Average Net Assets(3):
Expenses                                              1.68%(2)       1.65%         1.71%         1.73%         1.67%         1.63%
Net investment income                                 0.74%(2)       0.76%         0.48%         0.15%         0.64%         1.63%

Supplemental Data:
Net assets, end of period,
  in thousands                            $         40,750     $   41,621    $   41,697    $   36,351    $   34,727    $   45,612
Portfolio turnover rate                                 24%(1)         48%           42%          124%          164%          136%

----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not Annualized.
(2)   Annualized.
(3)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

34

MORGAN STANLEY STRATEGIST FUND
FINANCIAL HIGHLIGHTS continued

                                             FOR THE SIX                           FOR THE YEAR ENDED JULY 31,
                                            MONTHS ENDED       ------------------------------------------------------------------
                                          JANUARY 31, 2006        2005          2004          2003          2002          2001
                                          ----------------     ----------    ----------    ----------    ----------    ----------
                                             (unaudited)

Class D Shares

Selected Per Share Data:
Net asset value, beginning of period      $          18.34     $    16.29    $    14.73    $    13.55    $    16.45    $    20.67
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
    Net investment income[+/+]                        0.16           0.30          0.24          0.16          0.26          0.48
    Net realized and unrealized
      gain (loss)                                     1.09           2.06          1.58          1.21         (2.85)        (1.56)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total income (loss) from investment
  operations                                          1.25           2.36          1.82          1.37         (2.59)        (1.08)
                                          ----------------     ----------    ----------    ----------    ----------    ----------

Less dividends and distributions
  from:
    Net investment income                            (0.16)         (0.31)        (0.26)        (0.19)        (0.31)        (0.54)
    Net realized gain                                    -              -             -             -             -         (2.60)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Total dividends and distributions                    (0.16)         (0.31)        (0.26)        (0.19)        (0.31)        (3.14)
                                          ----------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period            $          19.43     $    18.34    $    16.29    $    14.73    $    13.55    $    16.45
                                          ================     ==========    ==========    ==========    ==========    ==========
Total Return+                                         6.86%(1)      14.60%        12.37%        10.25%       (15.94%)       (6.07%)
Ratios to Average Net Assets(3):
Expenses                                              0.68%(2)       0.68%         0.71%         0.73%         0.67%         0.63%
Net investment income                                 1.74%(2)       1.73%         1.48%         1.15%         1.64%         2.63%

Supplemental Data:
Net assets, end of period,
  in thousands                            $         57,744     $   58,707    $   60,177    $   61,423    $   58,834    $   81,594
Portfolio turnover rate                                 24%(1)         48%           42%          124%          164%          136%

----------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+     Calculated based on the net asset value as of the last business day of the period.
(1)   Not Annualized.
(2)   Annualized.
(3)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

                                                                              35

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the
Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD

(C) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

38585RPT-RA06-0023OP-Y01/06

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY STRATEGIST FUND

SEMIANNUAL REPORT

JANUARY 31, 2006

[MORGAN STANLEY LOGO]

WELCOME, SHAREHOLDER:

IN THIS REPORT, YOU'LL LEARN ABOUT HOW YOUR INVESTMENT IN MORGAN STANLEY
STRATEGIST FUND PERFORMED DURING THE ANNUAL PERIOD. WE WILL PROVIDE AN OVERVIEW
OF THE MARKET CONDITIONS, AND DISCUSS SOME OF THE FACTORS THAT AFFECTED
PERFORMANCE DURING THE REPORTING PERIOD. IN ADDITION, THIS REPORT INCLUDES THE
FUND'S FINANCIAL STATEMENTS AND A LIST OF FUND INVESTMENTS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
OFFERED.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE
IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS
SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF
SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE
FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE
MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE
INFORMATION ON INVESTMENT RISKS.

FUND REPORT
For the year ended July 31, 2005

TOTAL RETURN FOR THE 12 MONTHS ENDED JULY 31, 2005

                                                      LEHMAN
                                                BROTHERS U.S.           LIPPER
                                                  GOVERNMENT/         FLEXIBLE
                                    S&P 500(R)         CREDIT        PORTFOLIO
CLASS A  CLASS B  CLASS C  CLASS D    INDEX(1)       INDEX(2)   FUNDS INDEX(3)

  14.23%   13.49%   13.44%   14.60%      14.04%          4.94%           13.14%

THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE EACH HAS
DIFFERENT EXPENSES. THE FUND'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL
DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES.
SUCH COSTS WOULD LOWER PERFORMANCE. SEE PERFORMANCE SUMMARY FOR STANDARDIZED
PERFORMANCE AND BENCHMARK INFORMATION.

MARKET CONDITIONS

While this past year might ultimately be viewed as a key inflection point for interest rates and inflation, asset class performance for the reporting period provided attractive returns relative to recent history. Stocks, as measured by the S&P 500(R) Index, returned just over 14 percent, while bonds, as measured by the Lehman Brothers U.S. Government/Credit Index, returned nearly five percent.
Yields on short-term investments nearly tripled, as certificates of deposit and other short-term instruments recalibrated to higher federal funds target rates.

In June 2004, reacting to a lowered risk of deflation and more confident that economic growth was imminent, the Federal Reserve began raising short term interest rates, taking the federal funds target rate from 1.00 percent to 3.25 percent by July 31, 2005. While persistent in their drive to remove "easy" or accommodative credit from the economy, the central bank found that their
"measured," predictable pace did little to slow asset class appreciation, especially in markets which depend on low interest rates to grow, such as housing, consumer durables and consumer financing. As of the close of the reporting period, it would appear that this cycle of tightening has had little impact on economic activity, leading us to surmise that the Federal Reserve will likely continue to increase rates until there is some sense that monetary policy is no longer fueling growth.

A balancing act between price increases and competitive discounting kept most inflation indicators in check during the reporting period, although the inflation picture clearly deteriorated as the summer months approached. While many consumer goods, such as autos, personal computers, and services in general, carried manufacturers' discounts and rebates (in an attempt to hold market share), both individual and corporate buyers saw sharp price increases in a number of goods and services. Oil, copper, gold and many agricultural commodity prices also rose throughout the year, but only more recently began to affect consumers at the retail level.

Despite higher rates and price pressures, corporate profits continued to come in well ahead of expectations. Corporations around the world demonstrated strong capital disciplines and avoided the temptations of large mergers and acquisitions; preferring instead to retain cash, buy back their own stock, raise dividends and lower debt. Cash flows have filled corporate coffers, and have led to 75-year highs in balance sheet strength.

On the international front, although ongoing geopolitical uncertainty cast a shadow, economic growth remained on track. In particular, many markets in Asia,
Eastern Europe, the Middle East and Africa continued to mature and provided investors with outstanding returns as well as greater liquidity.

PERFORMANCE ANALYSIS

Morgan Stanley Strategist Fund Class A and D shares outperformed the S&P 500(R)
Index, the Lehman Brothers U.S. Government/Credit Index and the Lipper Flexible
Portfolio Funds Index for the 12-months ended July 31, 2005, assuming no deduction of applicable sales charges. Class B and C shares underperformed the
S&P 500(R) Index and outperformed the Lehman Brothers

                                        2

U.S. Government/Credit Index and the Lipper Flexible Portfolio Funds Index
during the period assuming no deduction of applicable sales charges.

The Fund's allocations throughout the fiscal year were influenced by the global macroeconomic and market conditions discussed above. We entered the summer months of 2004 with a more positive bias toward economically sensitive global industries and a growing skepticism toward interest-rate sensitive sectors, such as bonds, financial services companies and utilities. As the fiscal year progressed, we took steps to further adjust the portfolio's allocations to reflect these general concerns.

In April 2005, we shifted the Fund's targeted asset allocation to a more defensive blend. Targeted equity exposure was reduced from 70 percent of assets to 65 percent, while fixed-income exposure was reduced from 30 percent to 25 percent. Cash was increased from 0 percent to 10 percent. This target allocation represents a continued overweighted stance in equities (65 percent versus an average balanced fund weight of 55 percent), a fixed-income underweight (25 percent versus the 35 percent average balanced fund weight), and a weight of 10 percent cash (equal to that of an average balanced fund).

Several factors led to the initiation of a cash reserve within the Fund, and to an overall more defensive tone toward the fixed-income markets. The U.S.
Treasury markets had rallied in response to general economic weakness at the end of the first quarter of 2005. This backdrop provided an opportunity to reduce the Fund's exposure to bonds with longer maturities, capturing what we considered to be attractive valuation levels. The reduction in the equity allocation also reflected profit-taking, as a number of sectors benefited from strong first-quarter earnings reports.

One overriding concern, however, outweighed any asset class-specific rationale for this change. For the first time in this economic cycle, inflationary pressures finally began to manifest themselves in consumer goods and services.
After facing spiking commodity prices for three years, companies seemed to have finally reached their limits in terms of absorbing higher costs. Price increases for both goods and services have been seen across the spectrum of consumer goods, a trend that concerns us in light of the Federal Reserve's policy of
"measured" increases to the federal funds target rate. Our analysis was that the central bank could grow more vigilant in its attempts to corral inflationary pressures, even if economic growth appeared a bit less robust than last year.

Within the equity portfolio, many broad positioning themes remained constant throughout much of the year. Our two largest strategic allocations were an overweight stance (versus the S&P 500(R) Index) in information technology and an underweight stance in financials. Holdings in industrials, energy and basic materials were additive to performance during the year, but a more cautious view of the utility industry and of real estate investment trusts hurt performance.

At the close of the reporting period, the fixed-income portion of the portfolio was allocated among holdings in U.S. government and agency securities, mortgage-backed securities, corporate credits and cash equivalents. We view the fixed-income allocation as appropriately defensive in the current environment.

We have positioned the portfolio to reflect our view of the likelihood for moderate macroeconomic recovery through early 2006 and for continued profit and cash flow generation in cyclical industries, such as hardware and equipment, chemicals and metals, and industrials. Sectors which could be negatively impacted by a steepening yield curve (financials and utilities) were underweighted versus the S&P 500(R) Index as of the close of the reporting period.

                                        3

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL
OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE FUND IN THE FUTURE.

   TOP 10 HOLDINGS

   U.S. Treasury Notes                                        7.7%
   U.S. Treasury Bonds                                        3.0
   American Express Co.                                       1.7
   Fed. Natl. Mtge. Assoc.                                    1.6
   Corning Inc.                                               1.6
   Coca-Cola Co. (The)                                        1.4
   Motorola Inc.                                              1.4
   Apple Computer, Inc.                                       1.4
   Caterpillar Inc.                                           1.4
   Bank of America Corp.                                      1.4
   General Electric Co.                                       1.3

   PORTFOLIO COMPOSITION*

   Common Stocks                                             70.4%
   U.S. Government Obligations                               11.3
   Short-Term Investments                                     6.7
   Corporate Bonds                                            5.4
   Asset-Backed Securities                                    3.8
   U.S. Government Agency - Mortgage-Backed Securities        2.1
   Foreign Government Obligations                             0.2
   Collateralized Mortgage Obligation                         0.1

DATA AS OF JULY 31, 2005. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR TOP 10
HOLDINGS ARE AS A PERCENTAGE OF NET ASSETS AND ALL PERCENTAGES FOR PORTFOLIO
COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS.THESE DATA ARE PROVIDED FOR
INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR
SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM
ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING,
RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

* DOES NOT INCLUDE OUTSTANDING SHORT FUTURES WITH AN UNDERLYING FACE AMOUNT OF
$26,238,844 WITH TOTAL UNREALIZED APPRECIATION OF $284,205.

INVESTMENT STRATEGY

THE FUND'S "INVESTMENT ADVISER," MORGAN STANLEY INVESTMENT ADVISORS INC.,
ACTIVELY ALLOCATES THE FUND'S ASSETS AMONG THE MAJOR ASSET CATEGORIES OF EQUITY
SECURITIES (INCLUDING DEPOSITARY RECEIPTS), FIXED-INCOME SECURITIES AND MONEY
MARKET INSTRUMENTS. IN DETERMINING WHICH SECURITIES TO BUY, HOLD OR SELL FOR THE
FUND, THE INVESTMENT ADVISER ALLOCATES THE FUND'S ASSETS BASED ON, AMONG OTHER
THINGS, ITS ASSESSMENT OF THE EFFECTS OF ECONOMIC AND MARKET TRENDS ON DIFFERENT
SECTORS OF THE MARKET. THERE IS NO LIMIT AS TO THE PERCENTAGE OF ASSETS THAT MAY
BE ALLOCATED TO ANY ONE ASSET CLASS.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN
ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND
AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE
SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON
FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO
DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE
REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN
STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC
FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES
NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS,
NOR ARE THE REPORTS POSTED TO THE MORGAN

                                        4

STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL
AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE,
http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC
REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S
PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU
CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE,
BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY
WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

YOU MAY OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICY AND PROCEDURES WITHOUT
CHARGE, UPON REQUEST, BY CALLING TOLL FREE 800-869-NEWS OR BY VISITING THE
MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. IT IS ALSO
AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT
http://www.sec.gov.

YOU MAY OBTAIN INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO
PORTFOLIO SECURITIES DURING THE MOST RECENT TWELVE-MONTH PERIOD ENDED JUNE 30 BY
VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS
INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB
SITE AT http://www.sec.gov.

HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE
MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN
SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY
MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS.
YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME
UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE
DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR
CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING
INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

                                        5

PERFORMANCE SUMMARY

[CHART]

PERFORMANCE OF $10,000 INVESTMENT--CLASS B

                  FUND~~    S&P 500(R)(1)     LEHMAN(2)      LIPPER(3)

July 31, 1995   $  10,000     $  10,000       $  10,000      $  10,000
July 31, 1996   $  11,147     $  11,657       $  10,531      $  10,881
July 31, 1997   $  14,461     $  17,732       $  11,667      $  14,022
July 31, 1998   $  16,308     $  21,153       $  12,608      $  15,673
July 31, 1999   $  17,812     $  25,426       $  12,902      $  17,310
July 31, 2000   $  20,091     $  27,707       $  13,639      $  18,388
July 31, 2001   $  18,675     $  23,735       $  15,372      $  17,316
July 31, 2002   $  15,543     $  18,130       $  16,431      $  14,531
July 31, 2003   $  16,973     $  20,061       $  17,600      $  15,869
July 31, 2004   $  18,881     $  22,702       $  18,430      $  17,624
July 31, 2005   $  21,428     $  25,890       $  19,341      $  19,939

                                        6

AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JULY 31, 2005

                                          CLASS A SHARES*     CLASS B SHARES**       CLASS C SHARES+     CLASS D SHARES++
                                         (SINCE 07/28/97)     (SINCE 10/31/88)      (SINCE 07/28/97)     (SINCE 07/28/97)
  SYMBOL                                           SRTAX                SRTBX                 SRTCX                SRTDX

  1 YEAR                                           14.23%(4)            13.49%(4)             13.44%(4)            14.60%(4)
                                                    8.23(5)              8.49(5)              12.44(5)                --
  5 YEARS                                           2.09(4)              1.30(4)               1.30(4)              2.31(4)
                                                    0.99(5)              0.96(5)               1.30(5)                --
  10 YEARS                                            --                 7.92(4)                 --                   --
                                                      --                 7.92(5)                 --                   --
  SINCE INCEPTION                                   6.05(4)              9.76(4)               5.24(4)              6.30(4)
                                                    5.34(5)              9.76(5)               5.24(5)                --

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES
SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT
www.morganstanley.com OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS
AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE
DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE
REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS
D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.

**   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%.
     THE CDSC DECLINES TO 0% AFTER SIX YEARS.

+    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1% FOR SHARES
     REDEEMED WITHIN ONE YEAR OF PURCHASE.

++   CLASS D HAS NO SALES CHARGE.

(1)  THE STANDARD & POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE
     PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON
     STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION.
     INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR
     FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST
     DIRECTLY IN AN INDEX.

(2)  THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF
     GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND
     TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED
     AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS
     WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3)  THE LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX IS AN EQUALLY WEIGHTED
     PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN
     THE LIPPER FLEXIBLE PORTFOLIO FUNDS CLASSIFICATION. THE INDEX, WHICH IS
     ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED
     AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS
     REPRESENTED IN THIS INDEX.

(4)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT
     THE DEDUCTION OF ANY SALES CHARGES.

(5)  FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF
     THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR
     COMPLETE DETAILS ON FEES AND SALES CHARGES.

~~   ENDING VALUE ASSUMING A COMPLETE REDEMPTION ON JULY 31, 2005.

                                        7

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1)
transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/05 - 07/31/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     BEGINNING          ENDING           EXPENSES PAID
                                                                   ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD *
                                                                   -------------     -------------      ---------------
                                                                                                           02/01/05 -
                                                                      02/01/05          07/31/05            07/31/05
                                                                   -------------     -------------      ---------------

CLASS A
Actual (5.49% return)                                               $  1,000.00       $   1,054.90         $   4.69
Hypothetical (5% annual return before expenses)                     $  1,000.00       $   1,020.23         $   4.61

CLASS B
Actual (5.15% return)                                               $  1,000.00       $   1,051.50         $   8.49
Hypothetical (5% annual return before expenses)                     $  1,000.00       $   1,016.51         $   8.35

CLASS C
Actual (5.12% return)                                               $  1,000.00       $   1,051.20         $   8.14
Hypothetical (5% annual return before expenses)                     $  1,000.00       $   1,016.86         $   8.00

CLASS D
Actual (5.65% return)                                               $  1,000.00       $   1,056.50         $   3.42
Hypothetical (5% annual return before expenses)                     $  1,000.00       $   1,021.47         $   3.36

----------
  *  EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.92%, 1.67%,
     1.60% AND 0.67% RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER
     THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                                        8

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory
Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the
Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and
Administration Agreements together are referred to as the "Management
Agreement.") The Board also compared the nature of the services provided by the
Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The
Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the
"Lipper Reports"), compared to the performance of comparable funds selected by
Lipper (the "performance peer group"), and noted that the Fund's performance was lower than its performance peer group average for the three-year period but better for the one- and five-year periods. The Board concluded that the Fund's overall performance was competitive with its performance peer group.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT
STRATEGIES

The Board reviewed the advisory and administrative fees (together, the
"management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the
Adviser to any other funds it manages with investment strategies comparable to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and the total expense ratio of the
Fund. The Board noted that: (i) the Fund's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as

                                        9

shown in the Lipper Report for the Fund; and (ii) the Fund's total expense ratio was also lower than the average total expense ratio of the funds included in the
Fund's expense peer group. The Board concluded that the Fund's management fee and total expense ratio were competitive with those of the Fund's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund's management fee schedule under the
Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the
Fund's management fee would reflect economies of scale as assets increase.

PROFITABILITY OF ADVISER AND AFFILIATES

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the
Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund
Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Fund shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund
12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the

                                       10

Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the
Adviser, which may ultimately benefit the Fund and other funds in Fund Complex.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUND'S NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement.
The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The
Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER

The Board also reviewed and considered the historical relationship between the
Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the
Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the
Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

                                       11

MORGAN STANLEY STRATEGIST FUND
PORTFOLIO OF INVESTMENTS  - JULY 31, 2005

NUMBER OF
 SHARES                                                                    VALUE
-------------------------------------------------------------------------------------

            COMMON STOCKS (70.5%)
            ADVERTISING/MARKETING SERVICES (1.2%)
  138,500   Lamar Advertising Co. (Class A)*                          $     6,095,385
   68,400   Omnicom Group, Inc.                                             5,805,108
                                                                      ---------------
                                                                           11,900,493
                                                                      ---------------
            AEROSPACE & DEFENSE (1.5%)
  174,835   Northrop Grumman Corp.                                          9,694,601
  136,300   Raytheon Co.                                                    5,360,679
                                                                      ---------------
                                                                           15,055,280
                                                                      ---------------
            AGRICULTURAL COMMODITIES/MILLING (1.1%)
  491,000   Archer-Daniels-Midland Co.                                     11,263,540
                                                                      ---------------
            APPAREL/FOOTWEAR RETAIL (1.7%)
  463,240   Gap, Inc. (The)                                                 9,778,996
  275,000   Ross Stores, Inc.                                               7,287,500
                                                                      ---------------
                                                                           17,066,496
                                                                      ---------------
            BEVERAGES: NON-ALCOHOLIC (1.4%)
  329,210   Coca-Cola Co. (The)                                            14,406,230
                                                                      ---------------
            BIOTECHNOLOGY (2.3%)
  262,030   Celgene Corp.*                                                 12,538,135
  240,740   Gilead Sciences, Inc.*                                         10,787,559
                                                                      ---------------
                                                                           23,325,694
                                                                      ---------------
            CHEMICALS: AGRICULTURAL (0.6%)
   98,160   Monsanto Co.                                                    6,613,039
                                                                      ---------------
            CHEMICALS: MAJOR DIVERSIFIED (0.6%)
  132,170   Dow Chemical Co. (The)                                          6,337,551
                                                                      ---------------
            COMPUTER COMMUNICATIONS (1.2%)
  656,590   Cisco Systems, Inc.*                                           12,573,699
                                                                      ---------------
            COMPUTER PERIPHERALS (0.8%)
  567,500   EMC Corp.*                                                      7,769,075
                                                                      ---------------
            COMPUTER PROCESSING HARDWARE (2.5%)
  334,000   Apple Computer, Inc.*                                          14,245,100
  271,100   Dell, Inc.*                                                    10,971,417
                                                                      ---------------
                                                                           25,216,517
                                                                      ---------------
            CONTRACT DRILLING (0.7%)
  130,910   Diamond Offshore Drilling, Inc.                                 7,469,725
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       12

NUMBER OF
  SHARES                                                                   VALUE
-------------------------------------------------------------------------------------

            DEPARTMENT STORES (1.1%)
  189,650   Kohl's Corp.*                                             $    10,686,777
                                                                      ---------------
            DISCOUNT STORES (1.3%)
  279,140   Costco Wholesale Corp.                                         12,832,066
                                                                      ---------------
            ELECTRICAL PRODUCTS (1.7%)
  175,610   Emerson Electric Co.                                           11,555,138
  186,400   Spectrum Brands, Inc.*                                          5,778,400
                                                                      ---------------
                                                                           17,333,538
                                                                      ---------------
            ELECTRONIC COMPONENTS (0.5%)
  359,320   Flextronics International Ltd. (Singapore)*                     4,865,193
                                                                      ---------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.7%)
  394,400   Applied Materials, Inc.                                         7,280,624
                                                                      ---------------
            ENVIRONMENTAL SERVICES (1.0%)
  354,930   Waste Management, Inc.                                          9,980,632
                                                                      ---------------
            FINANCIAL CONGLOMERATES (3.4%)
  206,760   American Express Co.                                           11,371,800
  269,490   Citigroup, Inc.                                                11,722,815
  318,500   JPMorgan Chase & Co.                                           11,192,090
                                                                      ---------------
                                                                           34,286,705
                                                                      ---------------
            FOOD: MAJOR DIVERSIFIED (1.0%)
  218,160   Kellogg Co.                                                     9,884,830
                                                                      ---------------
            FOOD: MEAT/FISH/DAIRY (1.0%)
  277,500   Dean Foods Co.*                                                 9,906,750
                                                                      ---------------
            HOUSEHOLD/PERSONAL CARE (0.7%)
  125,050   Colgate-Palmolive Co.                                           6,620,147
                                                                      ---------------
            INDUSTRIAL CONGLOMERATES (1.3%)
  391,720   General Electric Co.                                           13,514,340
                                                                      ---------------
            INFORMATION TECHNOLOGY SERVICES (1.2%)
  145,840   International Business Machines Corp.                          12,171,806
                                                                      ---------------
            INTEGRATED OIL (2.0%)
  114,540   BP PLC (ADR) (United Kingdom)                                   7,545,895
  129,200   Exxon Mobil Corp.                                               7,590,500
   85,000   Royal Dutch Shell PLC (ADR) (Class A) (Netherlands)             5,208,800
                                                                      ---------------
                                                                           20,345,195
                                                                      ---------------
            INTERNET SOFTWARE/SERVICES (0.8%)
  422,600   Siebel Systems, Inc.                                            3,549,840
  130,000   Yahoo!, Inc.*                                                   4,334,200
                                                                      ---------------
                                                                            7,884,040
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       13

NUMBER OF
 SHARES                                                                    VALUE
-------------------------------------------------------------------------------------

            INVESTMENT BANKS/BROKERS (1.1%)
  336,150   Ameritrade Holding Corp.*                                 $     6,565,009
  300,000   Schwab (Charles) Corp. (The)                                    4,110,000
                                                                      ---------------
                                                                           10,675,009
                                                                      ---------------
            MAJOR BANKS (2.8%)
  313,240   Bank of America Corp.                                          13,657,264
  218,400   KeyCorp                                                         7,478,016
  111,990   Wells Fargo & Co.                                               6,869,467
                                                                      ---------------
                                                                           28,004,747
                                                                      ---------------
            MAJOR TELECOMMUNICATIONS (1.1%)
  332,280   AT&T Corp.                                                      6,579,144
  167,000   SBC Communications, Inc.                                        4,083,150
                                                                      ---------------
                                                                           10,662,294
                                                                      ---------------
            MEDIA CONGLOMERATES (1.3%)
  766,880   Time Warner, Inc.*                                             13,052,298
                                                                      ---------------
            MEDICAL SPECIALTIES (3.3%)
  188,100   Bard (C.R.), Inc.                                              12,563,199
  196,340   Fisher Scientific International, Inc.*                         13,164,597
  189,900   Hospira, Inc.*                                                  7,263,675
                                                                      ---------------
                                                                           32,991,471
                                                                      ---------------
            MOTOR VEHICLES (1.1%)
  441,240   Honda Motor Co., Ltd. (ADR) (Japan)                            11,370,755
                                                                      ---------------
            OIL & GAS PRODUCTION (0.9%)
  146,000   Burlington Resources, Inc.                                      9,360,060
                                                                      ---------------
            OIL REFINING/MARKETING (0.8%)
  101,820   Ashland Inc,                                                    6,256,839
   24,070   Marathon Oil Corp.                                              1,404,725
                                                                      ---------------
                                                                            7,661,564
                                                                      ---------------
            OILFIELD SERVICES/EQUIPMENT (1.9%)
  188,200   Halliburton Co.                                                10,548,610
  132,060   Smith International, Inc.                                       8,972,156
                                                                      ---------------
                                                                           19,520,766
                                                                      ---------------
            OTHER CONSUMER SERVICES (1.2%)
  300,000   eBay, Inc.*                                                    12,534,000
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       14

NUMBER OF
 SHARES                                                                    VALUE
-------------------------------------------------------------------------------------

            PACKAGED SOFTWARE (2.8%)
  394,200   Microsoft Corp.                                           $    10,095,462
  804,600   Oracle Corp.*                                                  10,926,468
  344,140   Sybase, Inc.*                                                   7,323,299
                                                                      ---------------
                                                                           28,345,229
                                                                      ---------------
            PHARMACEUTICALS: MAJOR (4.1%)
  178,840   Johnson & Johnson                                              11,438,606
  159,700   Lilly (Eli) & Co.                                               8,994,304
  410,670   Pfizer, Inc.                                                   10,882,755
  218,320   Wyeth                                                           9,988,140
                                                                      ---------------
                                                                           41,303,805
                                                                      ---------------
            PROPERTY - CASUALTY INSURERS (1.1%)
  178,600   Allstate Corp. (The)                                           10,941,036
                                                                      ---------------
            RAILROADS (1.8%)
   72,110   Burlington Northern Santa Fe Corp.                              3,911,968
  148,780   CSX Corp.                                                       6,775,441
  107,500   Union Pacific Corp.                                             7,558,325
                                                                      ---------------
                                                                           18,245,734
                                                                      ---------------
            REGIONAL BANKS (0.5%)
  177,860   AmSouth Bancorporation                                          4,964,073
                                                                      ---------------
            SEMICONDUCTORS (2.4%)
  265,821   Freescale Semiconductor Inc. (Class B)*                         6,844,891
  277,450   Intel Corp.                                                     7,529,993
  472,400   Micron Technology, Inc.*                                        5,612,112
  481,213   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)                                             4,133,620
                                                                      ---------------
                                                                           24,120,616
                                                                      ---------------
            SPECIALTY STORES (1.0%)
  217,320   Bed Bath & Beyond Inc.*                                         9,974,988
                                                                      ---------------
            SPECIALTY TELECOMMUNICATIONS (0.8%)
  600,000   Citizens Communications Co.                                     7,884,000
                                                                      ---------------
            STEEL (0.7%)
  123,500   Nucor Corp.                                                     6,848,075
                                                                      ---------------
            TELECOMMUNICATION EQUIPMENT (4.2%)
  844,550   Corning, Inc.*                                                 16,088,678
  679,110   Motorola, Inc.                                                 14,383,550
  743,870   Nokia Corp. (ADR) (Finland)                                    11,864,726
                                                                      ---------------
                                                                           42,336,954
                                                                      ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       15

NUMBER OF
 SHARES                                                                    VALUE
-------------------------------------------------------------------------------------

            TOBACCO (0.9%)
  132,820   Altria Group, Inc.                                        $     8,893,627
                                                                      ---------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (1.4%)
  262,920   Caterpillar Inc.                                               14,174,017
                                                                      ---------------
            TOTAL COMMON STOCKS
             (COST $507,684,198)                                          710,455,100
                                                                      ---------------

PRINCIPAL
AMOUNT IN                                                    COUPON     MATURITY
THOUSANDS                                                     RATE        DATE
-------------                                                ------     --------

                CORPORATE BONDS (5.4%)
                ADVERTISING/MARKETING SERVICES (0.0%)
$         385   WPP Finance (UK) Corp. (United Kingdom)       5.875%    06/15/14            398,133
                                                                                    ---------------
                AEROSPACE & DEFENSE (0.2%)
          350   Northrop Grumman Corp.                        4.079     11/16/06            347,539
          199   Raytheon Co.                                  6.15      11/01/08            207,682
           55   Raytheon Co.                                  8.30      03/01/10             62,682
          834   Systems 2001 Asset Trust - 144A**
                 (Cayman Islands)                             6.664     09/15/13            892,587
                                                                                    ---------------
                                                                                          1,510,490
                                                                                    ---------------
                AIR FREIGHT/COURIERS (0.0%)
          335   Fedex Corp.                                   2.65      04/01/07            325,356
                                                                                    ---------------
                AIRLINES (0.1%)
          824   America West Airlines, Inc. (Series 01-1)     7.10      04/02/21            852,994
          295   Southwest Airlines Co. (Series 01-1)          5.496     11/01/06            298,689
                                                                                    ---------------
                                                                                          1,151,683
                                                                                    ---------------
                BEVERAGES: ALCOHOLIC (0.1%)
          510   FBG Finance Ltd. - 144A** (Australia)         5.125     06/15/15            502,063
          545   Miller Brewing Co. - 144A**                   4.25      08/15/08            538,383
                                                                                    ---------------
                                                                                          1,040,446
                                                                                    ---------------
                CABLE/SATELLITE TV (0.2%)
          135   Comcast Cable Communications Inc.             6.75      01/30/11            146,972
          205   Comcast Corp.                                 6.50      01/15/15            225,029
          455   Cox Communications, Inc.                      4.625     01/15/10            447,633
           60   Lenfest Communications, Inc.                  7.625     02/15/08             63,961
          490   TCI Communications, Inc.                      7.875     02/15/26            599,949
                                                                                    ---------------
                                                                                          1,483,544
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       16

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

                CHEMICALS: MAJOR DIVERSIFIED (0.0%)
$         270   ICI Wilmington Inc.                           4.375%    12/01/08    $       265,463
                                                                                    ---------------
                CONTAINERS/PACKAGING (0.1%)
          580   Sealed Air Corp. - 144A**                     5.625     07/15/13            587,190
                                                                                    ---------------
                DEPARTMENT STORES (0.1%)
          300   Federated Department Stores, Inc.             6.625     09/01/08            317,219
          980   May Department Stores Co., Inc.               5.95      11/01/08          1,013,723
                                                                                    ---------------
                                                                                          1,330,942
                                                                                    ---------------
                DRUGSTORE CHAINS (0.2%)
        1,505   CVS Corp.                                     5.625     03/15/06          1,517,240
                                                                                    ---------------
                ELECTRIC UTILITIES (0.6%)
          505   Arizona Public Service Co.                    5.80      06/30/14            531,543
          140   Arizona Public Service Co.                    6.75      11/15/06            143,890
          450   Carolina Power & Light Co.                    5.125     09/15/13            457,020
          305   CC Funding Trust I                            6.90      02/16/07            315,366
          250   Cincinnati Gas & Electric Co.                 5.70      09/15/12            262,048
           45   Columbus Southern Power Co. (Series E)        4.40      12/01/10             44,158
          335   Consolidated Natural Gas Co. (Series A)       5.00      12/01/14            333,275
          460   Consolidated Natural Gas Co. (Series C)       6.25      11/01/11            493,811
          310   Consumers Energy Co. (Series H)               4.80      02/17/09            310,183
          105   Detroit Edison Co. (The)                      6.125     10/01/10            111,675
          385   Detroit Edison Co. (The) - 144A**             4.80      02/15/15            378,095
          205   Entergy Gulf States, Inc.                     3.60      06/01/08            198,955
          340   Entergy Gulf States, Inc.                     3.73++    12/01/09            341,152
          285   Exelon Corp.                                  6.75      05/01/11            311,406
          655   FPL Group Capital Inc.                        3.25      04/11/06            651,033
          230   Pacific Gas & Electric Co.                    6.05      03/01/34            247,447
          105   Panhandle Eastern Pipe Line Co.
                 (Series B)                                   2.75      03/15/07            102,012
          315   Public Service Electric & Gas Co.
                 (Series MTNB)                                5.00      01/01/13            318,700
          155   South Carolina Electric & Gas Co.             5.30      05/15/33            155,684
          240   Texas Eastern Transmission, LP                7.00      07/15/32            285,500
          185   Wisconsin Electric Power Co.                  3.50      12/01/07            181,046
                                                                                    ---------------
                                                                                          6,173,999
                                                                                    ---------------
                ELECTRICAL PRODUCTS (0.1%)
          520   Cooper Industries Inc.                        5.25      07/01/07            525,996
                                                                                    ---------------
                ELECTRONICS/APPLIANCES (0.0%)
          260   LG Electronics Inc. - 144A** (South Korea)    5.00      06/17/10            255,842
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       17

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

                FINANCE/RENTAL/LEASING (0.5%)
$         395   CIT Group, Inc.                               2.875%    09/29/06    $       388,582
            5   CIT Group, Inc.                               7.375     04/02/07              5,234
          700   Countrywide Home Loans, Inc. (Series MTN)     3.25      05/21/08            674,720
          105   Ford Motor Credit Co.                         7.25      10/25/11            103,470
          100   Ford Motor Credit Co.                         7.375     10/28/09             99,867
          100   MBNA Capital I (Series A)                     8.278     12/01/26            108,036
          630   MBNA Corp. (Series F)                         3.64++    05/05/08            635,701
          440   MBNA Corp.                                    6.125     03/01/13            471,580
          675   Nationwide Building Society - 144A**
                 (United Kingdom)                             4.25      02/01/10            662,954
          470   Residential Capital Corp. - 144A**            6.375     06/30/10            478,052
          310   SLM Corp. (Series A)                          4.00      01/15/10            301,521
          580   SLM Corp. (Series MTNA)                       5.00      10/01/13            583,747
                                                                                    ---------------
                                                                                          4,513,464
                                                                                    ---------------
                FINANCIAL CONGLOMERATES (0.4%)
          920   Chase Manhattan Corp.                         6.00      02/15/09            961,300
          275   Citicorp                                      6.75      08/15/05            275,285
          660   Citigroup Inc.                                5.625     08/27/12            691,613
          530   Citigroup Inc.                                5.75      05/10/06            536,401
          530   Citigroup Inc.                                6.00      02/21/12            566,830
          180   General Electric Capital Corp.
                 (Series MTNA)                                4.25      12/01/10            177,103
           55   General Electric Capital Corp.
                 (Series MTNA)                                4.75      09/15/14             54,685
          800   General Electric Capital Corp.
                 (Series MTNA)                                6.75      03/15/32            962,463
          100   General Motors Acceptance Corp.               4.50      07/15/06             99,198
                                                                                    ---------------
                                                                                          4,324,878
                                                                                    ---------------
                FOOD: MAJOR DIVERSIFIED (0.0%)
          345   Kraft Foods Inc.                              5.625     11/01/11            360,737
                                                                                    ---------------
                FOREST PRODUCTS (0.0%)
          165   Weyerhaeuser Co.                              6.00      08/01/06            167,440
                                                                                    ---------------
                GAS DISTRIBUTORS (0.1%)
          325   NiSource Finance Corp.                        3.854++   11/23/09            326,634
          415   Ras Laffan Liquid Natural
                 Gas Co. Ltd. - 144A** (Qatar)                8.294     03/15/14            487,632
          305   Sempra Energy                                 4.621     05/17/07            305,029
                                                                                    ---------------
                                                                                          1,119,295
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       18

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

                HOME FURNISHINGS (0.0%)
$         290   Mohawk Industries, Inc. (Series D)            7.20%     04/15/12    $       325,052
                                                                                    ---------------
                HOTELS/RESORTS/CRUISELINES (0.1%)
          510   Hyatt Equities LLC - 144A**                   6.875     06/15/07            522,619
          760   Marriott International, Inc. (Series E)       7.00      01/15/08            800,228
                                                                                    ---------------
                                                                                          1,322,847
                                                                                    ---------------
                HOUSEHOLD/PERSONAL CARE (0.1%)
          590   Clorox Co. (The)                              3.525++   12/14/07            591,182
                                                                                    ---------------
                INDUSTRIAL CONGLOMERATES (0.1%)
          245   Hutchison Whampoa
                 International Ltd. - 144A** (Kyrgyzstan)     5.45      11/24/10            250,455
          335   Hutchison Whampoa
                 International Ltd. - 144A** (Kyrgyzstan)     6.50      02/13/13            358,096
          330   Textron Financial Corp. (Series E)            4.125     03/03/08            326,801
                                                                                    ---------------
                                                                                            935,352
                                                                                    ---------------
                INSURANCE BROKERS/SERVICES (0.2%)
        1,055   Farmers Exchange Capital - 144A**             7.05      07/15/28          1,111,297
          805   Marsh & McLennan Companies, Inc.              5.375     07/15/14            779,438
                                                                                    ---------------
                                                                                          1,890,735
                                                                                    ---------------
                INVESTMENT BANKS/BROKERS (0.1%)
          360   Goldman Sachs Group Inc. (The)                5.25      10/15/13            365,777
          640   Goldman Sachs Group Inc. (The)                6.60      01/15/12            699,224
                                                                                    ---------------
                                                                                          1,065,001
                                                                                    ---------------
                MAJOR BANKS (0.2%)
          195   Bank of New York Co., Inc. (The)              5.20      07/01/07            197,443
          250   Bank of New York Co., Inc.
                (The) (Series BKNT)                           3.80      02/01/08            246,181
          485   FleetBoston Financial Corp.                   7.25      09/15/05            486,877
          280   HSBC Finance Corp.                            6.75      05/15/11            306,149
          325   Huntington National Bank (Series BKNT)        4.375     01/15/10            320,838
                                                                                    ---------------
                                                                                          1,557,488
                                                                                    ---------------
                MAJOR TELECOMMUNICATIONS (0.2%)
          530   Deutsche Telekom International
                 Finance NV (Netherlands)                     8.75      06/15/30            711,143
          530   France Telecom S.A. - 144A** (France)         9.25      03/01/31            732,164
          150   Sprint Capital Corp.                          8.75      03/15/32            207,051
          405   Telecom Italia Capital SpA - 144A**
                 (Luxembourg)                                 4.00      01/15/10            391,187
          345   Telecom Italia Capital SpA (Luxembourg)       4.00      11/15/08            338,492
                                                                                    ---------------
                                                                                          2,380,037
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       19

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

                MANAGED HEALTH CARE (0.2%)
$         855   Aetna, Inc.                                   7.875%    03/01/11    $       980,306
          530   WellPoint Health Networks Inc.                6.375     06/15/06            539,464
                                                                                    ---------------
                                                                                          1,519,770
                                                                                    ---------------
                MEDIA CONGLOMERATES (0.1%)
          325   Time Warner, Inc.                             6.625     05/15/29            357,581
          115   Time Warner, Inc.                             7.70      05/01/32            144,141
                                                                                    ---------------
                                                                                            501,722
                                                                                    ---------------
                MOTOR VEHICLES (0.1%)
          545   DaimlerChrysler North American
                 Holdings Co.                                 8.50      01/18/31            700,642
                                                                                    ---------------
                MULTI-LINE INSURANCE (0.3%)
        1,265   AIG Sun America Global
                 Finance VI - 144A**                          6.30      05/10/11          1,357,700
          575   American General Finance Corp.
                 (Series MTNF)                                5.875     07/14/06            583,266
          910   AXA Financial Inc.                            6.50      04/01/08            954,818
           95   Hartford Financial Services
                 Group, Inc. (The)                            2.375     06/01/06             93,564
          235   International Lease Finance Corp.             3.75      08/01/07            231,726
          305   Two-Rock Pass Through - 144A**
                 (Bahamas)++                                  4.19++    12/31/49            303,097
                                                                                    ---------------
                                                                                          3,524,171
                                                                                    ---------------
                OIL & GAS PRODUCTION (0.1%)
          245   Pemex Project Funding Master Trust            7.375     12/15/14            271,338
          430   Pemex Project Funding Master Trust            8.00      11/15/11            486,115
          420   Pemex Project Funding Master Trust            8.625     02/01/22            510,930
          145   Pemex Project Funding Master Trust            9.125     10/13/10            169,577
                                                                                    ---------------
                                                                                          1,437,960
                                                                                    ---------------
                OTHER METALS/MINERALS (0.0%)
          390   Brascan Corp. (Canada)                        7.125     06/15/12            431,930
                                                                                    ---------------
                PROPERTY - CASUALTY INSURERS (0.1%)
          760   Mantis Reef Ltd. - 144A** (Australia)         4.692     11/14/08            750,663
          515   St. Paul Travelers                            5.01      08/16/07            518,205
                                                                                    ---------------
                                                                                          1,268,868
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       20

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

                PULP & PAPER (0.0%)
$         305   Sappi Papier Holding AG - 144A**
                 (Austria)                                    6.75%    06/15/12    $       316,667
                                                                                    ---------------
                RAILROADS (0.1%)
          272   Burlington North Santa Fe Railway Co.         4.575     01/15/21            266,513
          290   Norfolk Southern Corp.                        7.35      05/15/07            303,919
          110   Union Pacific Corp.                           6.625     02/01/08            115,364
          180   Union Pacific Corp.                           6.65      01/15/11            196,624
          100   Union Pacific Corp. - 144A**
                 (Series 2004-2)                              5.214     09/30/14            100,710
          140   Union Pacific Corp. (Series MTNE)             6.79      11/09/07            146,857
                                                                                    ---------------
                                                                                          1,129,987
                                                                                    ---------------
                REAL ESTATE DEVELOPMENT (0.1%)
        1,345   World Financial Properties - 144A**
                 (Series 1996 WFP - B)                        6.91      09/01/13          1,436,088
                                                                                    ---------------
                REAL ESTATE INVESTMENT TRUSTS (0.1%)
          770   EOP Operating L.P.                            6.763     06/15/07            798,187
                                                                                    ---------------
                REGIONAL BANKS (0.1%)
          800   Marshall & Isley Bank (Series BKNT)           3.80      02/08/08            787,192
                                                                                    ---------------
                SAVINGS BANKS (0.2%)
          305   Household Finance Corp.                       4.125     12/15/08            300,104
          230   Household Finance Corp.                       5.875     02/01/09            238,516
          225   Household Finance Corp.                       6.375     10/15/11            241,458
          350   Household Finance Corp.                       6.40      06/17/08            367,195
          100   Sovereign Bank (Series CD)                    4.00      02/01/08             98,885
          470   Washington Mutual Bank                        5.50      01/15/13            483,249
          260   Washington Mutual Inc.                        8.25      04/01/10            293,854
                                                                                    ---------------
                                                                                          2,023,261
                                                                                    ---------------
                TOBACCO (0.1%)
          325   Altria Group, Inc.                            7.00      11/04/13            356,721
          315   Altria Group, Inc.                            7.75      01/15/27            368,362
                                                                                    ---------------
                                                                                            725,083
                                                                                    ---------------
                TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
          635   Caterpillar Financial Services Corp.
                 (Series MTNF)                                3.35++    08/20/07            636,187
          190   Caterpillar Financial Services Corp.
                 (Series MTNF)                                3.625     11/15/07            186,312
                                                                                    ---------------
                                                                                            822,499
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       21

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATIONS (0.0%)
$         250   AT&T Wireless Services, Inc.                 8.75%     03/01/31    $       346,442
                                                                                    ---------------
                TOTAL CORPORATE BONDS
                (COST $53,163,073)                                                       54,890,300
                                                                                    ---------------
                ASSET-BACKED SECURITIES (3.8%)
                FINANCE/RENTAL/LEASING
        2,300   American Express Credit Account
                 Master Trust 2001-2 A                        5.53      10/15/08          2,322,044
        1,500   American Express Credit Account
                 Master Trust 2002-3 A                        3.498++   12/15/09          1,503,520
        2,100   American Express Credit Account
                 Master Trust 2003-3 A                        3.498++   11/15/10          2,106,064
           86   Asset Backed Funding Certificates
                 2004-HE1 A1                                  3.59++    06/25/22             85,780
          878   Asset Backed Funding Certificates
                 2005-WF1 A2A                                 3.54++    01/25/35            878,480
        1,225   Banc of America Securities Auto Trust
                 2005-WF1 A3                                  3.99      08/18/09          1,217,425
          302   Capital Auto Receivables Asset Trust
                 2003-2 A3A                                   1.44      02/15/07            299,818
          850   Capital Auto Receivables Asset Trust
                 2003-3 A3B                                   3.468++   01/15/08            851,074
        1,250   Capital Auto Receivables Asset Trust
                 2005-1 A4                                    4.05      07/15/09          1,244,048
        1,050   Caterpillar Financial Asset Trust 2005-A A3   3.90      02/25/09          1,042,570
        2,960   Chase Credit Card Master Trust 2001-4 A       5.50      11/17/08          2,998,975
          500   CIT Equipment Collateral 2004-EF1 A3          3.50      09/20/08            492,675
        2,230   Citibank Credit Card Issuance Trust
                 2000-A1 A1                                   6.90      10/15/07          2,245,475
          800   CNH Equipment Trust 2005-A A3                 4.02      04/15/09            795,591
          950   Daimler Chrysler Auto Trust 2005-B A3         4.04      09/08/09            945,582
          800   Ford Credit Auto Owner Trust 2005B A3         4.17      01/15/09            798,091
          900   GE Capital Credit Card Master Note Trust
                 2004-2 A                                     3.428++   09/15/10            901,250
          850   GE Dealer Floorplan Master Note Trust
                 2004-1 A                                     3.48++    07/20/08            850,444
        1,500   Harley-Davidson Motorcycle Trust
                 2005-1 A2                                    3.76      12/17/12          1,479,012
          750   Harley-Davidson Motorcycle Trust
                 2005-2 A2                                    4.07      02/15/12            743,789

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       22

  PRINCIPAL
  AMOUNT IN                                                  COUPON     MATURITY
  THOUSANDS                                                   RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------

$         650   Honda Auto Receivables Owner Trust
                 2005-2 A3                                    3.93%    01/15/09    $       645,864
          750   Hyundai Auto Receivables Trust
                 2005-A A3                                    3.98      11/16/09            744,369
        1,475   MBNA Credit Card Master Note Trust
                 2003-A3 A3                                   3.508++   08/16/10          1,479,957
        1,550   MBNA Master Credit Card Trust
                 1999-B A                                     5.90      08/15/11          1,626,019
        1,325   Merrill Auto Trust Securitization
                 2005-1 A3                                    4.10      08/25/09          1,318,391
          925   National City Auto Receivables Trust
                 2004-A A4                                    2.88      05/15/11            897,652
          562   Residential Asset Securities Corp.
                 2004-KSB AI1                                 3.62++    10/25/22            562,201
          275   TXU Electric Delivery Transition
                 Bond Co. LLC 2004-1 A2                       4.81      11/17/14            276,289
        1,600   USAA Auto Owner Trust 2004-2 A-4              3.58      02/15/11          1,575,631
        1,550   USAA Auto Owner Trust 2004-3 A3               3.16      02/17/09          1,529,097
          975   USAA Auto Owner Trust 2005-1 A3               3.90      07/15/09            968,597
          850   Volkswagen Auto Lease Trust 2005-A A3         3.82      05/20/08            845,120
          606   Wachovia Auto Owner Trust 2004-B A2           2.40      05/21/07            604,257
          525   Wachovia Auto Owner Trust 2004-B A3           2.91      04/20/09            517,039
          650   Wachovia Auto Owner Trust 2005-A A3           4.06      09/21/09            646,914
          500   World Omni Auto Receivables Trust
                 2004-A A3                                    3.29      11/12/08            494,616
                                                                                    ---------------
                TOTAL ASSET-BACKED SECUIRTIES
                 (COST $38,589,405)                                                      38,533,720
                                                                                    ---------------
                FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
          870   United Mexican States (Mexico)
                 (Series MTN)                                 8.00      09/24/22          1,044,000
          535   United Mexican States (Mexico)
                 (Series MTN)                                 8.30      08/15/31            662,597
          280   United Mexican States (Mexico)
                 (Series MTN)                                 8.375     01/14/11            321,860
                                                                                    ---------------
                FOREIGN GOVERNMENT OBLIGATIONS
                 (COST $1,745,155)                                                        2,028,457
                                                                                    ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       23

  PRINCIPAL
  AMOUNT IN                                                  COUPON             MATURITY
  THOUSANDS                                                   RATE                DATE              VALUE
--------------------------------------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY -
                MORTGAGE-BACKED SECURITIES (2.0%)
                Federal Home Loan Mortgage Corp. Gold
$       1,128                                                6.50%       05/01/29 - 12/01/32  $     1,168,478
          244                                                7.50         01/01/30 - 08/01/32          261,449
           13                                                8.00              07/01/30                 14,030
                Federal Home Loan Mortgage Corp.
        2,080                                                5.125             11/07/13              2,084,383
        1,412                                                7.50         11/01/29 - 10/01/32        1,508,204
                Federal National Mortgage Assoc.
        5,165                                                4.25+             08/15/10              5,125,312
        1,144                                                6.50         12/01/29 - 01/01/33        1,186,324
        2,634                                                7.00         12/01/17 - 09/01/32        2,773,914
        2,825                                                7.50         07/01/29 - 03/01/32        3,012,726
        3,657                                                8.00         05/01/09 - 01/01/32        3,929,063
                                                                                               ---------------
                TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE-
                 BACKED SECURITIES(COST $20,932,626)                                                21,063,883
                                                                                               ---------------
                U.S. GOVERNMENT OBLIGATIONS (11.4%)
                U.S. Treasury Bonds
          250                                                5.50              08/15/28                284,199
        5,400                                                6.125             08/15/29              6,655,505
        1,295                                                6.375             08/15/27              1,622,191
        5,550                                                8.125             08/15/19              7,635,157
        9,900                                                8.125             08/15/21             13,935,804
                U.S. Treasury Notes
        8,025                                                3.50              11/15/06              7,983,310
       41,500                                                3.625             05/15/13             39,968,069
        4,850                                                3.875             02/15/13              4,746,370
       24,400                                                4.25              08/15/13             24,438,137
          850                                                4.375             08/15/12                861,920
                U.S. Treasury Strips
       11,750                                                0.00              02/15/25              4,795,152
          755                                                0.00              02/15/25                306,940
        3,250                                                0.00              02/15/27              1,217,723
                                                                                               ---------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $110,934,042)                                                               114,450,477
                                                                                               ---------------
                COLLATERALIZED MORTGAGE OBLIGATION (0.1%)
        3,400   Federal National Mortgage Assoc. 2005 -
                 68 XI (IO) (COST $510,000)                  6.00              08/25/35                586,500
                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       24

  PRINCIPAL
  AMOUNT IN                                                  COUPON           MATURITY
  THOUSANDS                                                   RATE              DATE               VALUE
--------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS (6.7%)
                U.S. GOVERNMENT OBLIGATION (a) (0.0%)
$         250   U.S. Treasury Bill***
                 (COST $246,185)                             3.35%             01/12/06        $       246,185
                                                                                               ---------------
                REPURCHASE AGREEMENT (6.7%)
       67,148   Joint repurchase agreement account
                 (dated 07/29/05; proceeds $67,166,410) (b)
                 (COST $67,148,000)                          3.29              08/01/05             67,148,000
                                                                                               ---------------
                TOTAL SHORT-TERM INVESTMENTS
                 (COST $67,394,185)                                                                 67,394,185
                                                                                               ---------------
                TOTAL INVESTMENTS
                 (COST $800,952,684) (c) (d)                                   100.1%            1,009,402,622
                LIABILITIES IN EXCESS OF OTHER ASSETS                           (0.1)               (1,038,384)
                                                                               -----           ---------------
                NET ASSETS                                                     100.0%          $ 1,008,364,238
                                                                               =====           ===============

----------
     ADR  AMERICAN DEPOSITARY RECEIPT.
     IO   INTEREST-ONLY SECURITY.
     *    NON-INCOME PRODUCING SECURITY.
     **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
     ***  A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN
          CONNECTION WITH OPEN FUTURES CONTRACTS IN AN AMOUNT EQUAL TO $74,900.
     ~~   FOREIGN ISSUED SECURITY WITH PERPETUAL MATURITY.
     +    SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.
     ++   VARIABLE RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT JULY 31,
          2005.
     (a)  PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN
          ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
     (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
     (c)  SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO
          $32,123,909, IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD
          COMMITMENT BASIS, A DELAYED DELIVERY BASIS AND OPEN FUTURES CONTRACTS.
     (d)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $806,680,928.
          THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $211,774,776 AND THE
          AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,053,082, RESULTING IN
          NET UNREALIZED APPRECIATION OF $202,721,694.

FUTURES CONTRACTS OPEN AT JULY 31, 2005:

NUMBER OF                              DESCRIPTION, DELIVERY             UNDERLYING FACE       UNREALIZED
CONTRACTS        LONG/SHORT               MONTH AND YEAR                 AMOUNT AT VALUE      APPRECIATION
----------------------------------------------------------------------------------------------------------

    98             Short             U.S. Treasury Notes 2 Year,          $ (20,235,469)        $ 166,866
                                     September 2005
    56             Short             U.S. Treasury Notes 5 Year,             (6,003,375)          117,339
                                      September 2005
                                                                                                ---------
                                      Total unrealized appreciation                             $ 284,205
                                                                                                =========

                       SEE NOTES TO FINANCIAL STATEMENTS

                                       25

MORGAN STANLEY STRATEGIST FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2005

ASSETS:
Investments in securities, at value (cost $800,952,684)                  $   1,009,402,622
Receivable for:
    Interest                                                                     2,795,550
    Investments sold                                                             2,432,847
    Shares of beneficial interest sold                                             819,704
    Dividends                                                                      623,257
    Variation margin                                                                48,733
    Foreign withholding taxes reclaimed                                              4,316
Prepaid expenses and other assets                                                   69,855
                                                                         -----------------
    TOTAL ASSETS                                                             1,016,196,884
                                                                         -----------------
LIABILITIES:
Payable for:
    Investments purchased                                                        5,592,170
    Shares of beneficial interest redeemed                                       1,127,787
    Distribution fee                                                               483,653
    Investment advisory fee                                                        358,978
    Administration fee                                                              68,377
Payable to bank                                                                      6,617
Accrued expenses and other payables                                                195,064
                                                                         -----------------
    TOTAL LIABILITIES                                                            7,832,646
                                                                         -----------------
    NET ASSETS                                                           $   1,008,364,238
                                                                         =================
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                          $     882,495,195
Net unrealized appreciation                                                    208,734,702
Accumulated undistributed net investment income                                  1,285,177
Accumulated net realized loss                                                  (84,150,836)
                                                                         -----------------
    NET ASSETS                                                           $   1,008,364,238
                                                                         =================
CLASS A SHARES:
Net Assets                                                               $     510,015,624
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                       27,848,771
    NET ASSET VALUE PER SHARE                                            $           18.31
                                                                         =================
    MAXIMUM OFFERING PRICE PER SHARE,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)                      $           19.32
                                                                         =================
CLASS B SHARES:
Net Assets                                                               $     398,020,672
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                       21,682,707
    NET ASSET VALUE PER SHARE                                            $           18.36
                                                                         =================
CLASS C SHARES:
Net Assets                                                               $      41,621,262
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                        2,281,689
    NET ASSET VALUE PER SHARE                                            $           18.24
                                                                         =================
CLASS D SHARES:
Net Assets                                                               $      58,706,680
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                        3,201,483
    NET ASSET VALUE PER SHARE                                            $           18.34
                                                                         =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       26

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2005

NET INVESTMENT INCOME:
INCOME
Interest                                                                 $      13,197,223
Dividends (net of $129,662 foreign withholding tax)                             12,752,736
                                                                         -----------------
    TOTAL INCOME                                                                25,949,959
                                                                         -----------------
EXPENSES

Distribution fee (Class A shares)                                                  451,637
Distribution fee (Class B shares)                                                7,895,928
Distribution fee (Class C shares)                                                  412,183
Investment advisory fee                                                          4,931,174
Transfer agent fees and expenses                                                 1,359,232
Administration fee                                                                 636,066
Shareholder reports and notices                                                    142,889
Professional fees                                                                   79,053
Registration fees                                                                   62,037
Custodian fees                                                                      45,908
Trustees' fees and expenses                                                         23,664
Other                                                                               88,104
                                                                         -----------------
    TOTAL EXPENSES                                                              16,127,875
                                                                         -----------------
    NET INVESTMENT INCOME                                                        9,822,084
                                                                         -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:

Investments                                                                     92,567,276
Futures contracts                                                                 (959,188)
                                                                         -----------------
    NET REALIZED GAIN                                                           91,608,088
                                                                         -----------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:

Investments                                                                     35,403,999
Futures contracts                                                                  649,310
                                                                         -----------------
    NET APPRECIATION                                                            36,053,309
                                                                         -----------------
    NET GAIN                                                                   127,661,397
                                                                         -----------------
NET INCREASE                                                             $     137,483,481
                                                                         =================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       27

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR        FOR THE YEAR
                                                                                ENDED               ENDED
                                                                             JULY 31, 2005      JULY 31, 2004
                                                                           ----------------    ----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                      $      9,822,084    $      6,920,566
Net realized gain                                                                91,608,088         107,937,929
Net change in unrealized appreciation                                            36,053,309          18,496,783
                                                                           ----------------    ----------------
    NET INCREASE                                                                137,483,481         133,355,278
                                                                           ----------------    ----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares                                                                   (2,900,467)           (801,953)
Class B shares                                                                   (5,549,576)         (6,130,739)
Class C shares                                                                     (347,195)           (254,636)
Class D shares                                                                   (1,059,379)         (1,005,940)
                                                                           ----------------    ----------------
    TOTAL DIVIDENDS                                                              (9,856,617)         (8,193,268)
                                                                           ----------------    ----------------
Net decrease from transactions in shares of beneficial interest                (250,828,677)       (187,139,550)
                                                                           ----------------    ----------------

    NET DECREASE                                                               (123,201,813)        (61,977,540)

NET ASSETS:
Beginning of period                                                           1,131,566,051       1,193,543,591
                                                                           ----------------    ----------------
END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $1,285,177
AND $227,216, RESPECTIVELY)                                                $  1,008,364,238    $  1,131,566,051
                                                                           ================    ================

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       28

MORGAN STANLEY STRATEGIST FUND
NOTES TO FINANCIAL STATEMENTS - JULY 31, 2005

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Strategist Fund (the "Fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988.
On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some
Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc.
(the "Investment Adviser"), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of

                                       29

business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the
Investment Adviser using a pricing service and/or procedures approved by the
Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method.
Dividend income and other distributions are recorded on the ex-dividend date.
Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                       30

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The
books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2)
purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures.
Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENT
Effective November 1, 2004, pursuant to an Investment Advisory Agreement the
Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan
Stanley Services Company Inc. (the "Administrator"), an affiliate of the
Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

                                       31

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% to the portion of daily net assets in excess of
$3 billion.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the
"Distributor"), an affiliate of the Investment Adviser and Administrator. The
Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class
A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the
Class B shares since the inception of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the
Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii)
Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the
Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the
Trustees will consider at that time the manner in which to treat such expenses.
The Distributor has advised the Fund that such excess amounts totaled $9,855,351 at July 31, 2005.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year.
For the year ended

                                       32

July 31, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2005, it received contingent deferred sales charges from certain redemptions of the
Fund's Class B shares and Class C shares of $891,958 and $9,372, respectively and received $77,416 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended July
31, 2005 aggregated $500,610,244, and $794,492,491, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S.
Government securities of $209,370,846 and $322,486,870, respectively. Included in the aforementioned are purchases and sales with other Morgan Stanley funds of
$691,600 and $2,190,936 respectively, including a net realized gain of $790,539.

For the year ended July 31, 2005, the Fund incurred brokerage commissions of
$217,401 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser,
Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and
Distributor, is the Fund's transfer agent. At July 31, 2005, the Fund had transfer agent fees and expenses payable of approximately $10,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent
Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation.
Aggregate pension costs for the year ended July 31, 2005 included in Trustees'
fees and expenses in the Statement of Operations amounted to $9,665. At July 31,
2005, the Fund had an accrued pension liability of $77,893 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2,
2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan")
which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

                                       33

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate and market risks, the Fund may enter into interest rate futures ("future contracts").

Forward contracts and future contracts involve elements of market risk in excess of the amounts reflected in the Statement of Asset and Liabilities. The Fund
bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or in the value of underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                      FOR THE YEAR                          FOR THE YEAR
                                                          ENDED                                 ENDED
                                                      JULY 31, 2005                         JULY 31, 2004
                                           ----------------------------------    ----------------------------------
                                                SHARES            AMOUNT             SHARES             AMOUNT
                                           ---------------    ---------------    ---------------    ---------------

CLASS A SHARES
Sold                                               840,672    $    13,790,598            903,778    $    14,533,257
Conversion from Class B                         26,158,781        452,791,613                 --                 --
Reinvestment of dividends                          148,520          2,628,095             46,974            756,837
Redeemed                                        (2,922,292)       (51,577,863)          (993,765)       (16,018,424)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class A              24,225,681        417,632,443            (43,013)          (728,330)
                                           ---------------    ---------------    ---------------    ---------------
CLASS B SHARES
Sold                                             1,802,497         31,046,194          4,954,252         79,101,285
Conversion to Class A                          (26,189,482)      (452,791,613)                --                 --
Reinvestment of dividends                          279,071          4,808,314            330,204          5,346,630
Redeemed                                       (13,785,546)      (237,957,003)       (16,430,935)      (264,441,706)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease -- Class B                        (37,893,460)      (654,894,108)       (11,146,479)      (179,993,791)
                                           ---------------    ---------------    ---------------    ---------------
CLASS C SHARES
Sold                                               341,082          5,845,255            682,246         10,833,219
Reinvestment of dividends                           18,201            314,609             14,352            231,305
Redeemed                                          (649,757)       (11,210,612)          (604,217)        (9,773,538)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease (increase) -- Class C                (290,474)        (5,050,748)            92,381          1,290,986
                                           ---------------    ---------------    ---------------    ---------------
CLASS D SHARES
Sold                                               226,903          3,947,950            493,807          7,927,291
Reinvestment of dividends                           56,499            979,608             57,940            933,078
Redeemed                                          (774,991)       (13,443,822)        (1,027,786)       (16,568,784)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease -- Class D                           (491,589)        (8,516,264)          (476,039)        (7,708,415)
                                           ---------------    ---------------    ---------------    ---------------
Net decrease in Fund                           (14,449,842)   $  (250,828,677)       (11,573,150)   $  (187,139,550)
                                           ===============    ===============    ===============    ===============

                                       34

7. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.
These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                   FOR THE YEAR        FOR THE YEAR
                                                       ENDED               ENDED
                                                   JULY 31, 2005       JULY 31, 2004
                                                   -------------       -------------

Ordinary income                                    $   9,856,617       $   8,193,268
                                                   =============       =============

As of July 31, 2005, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income                      $   2,305,515
Undistributed long-term gains                                 --
                                                   -------------
Net accumulated earnings                               2,305,515
Capital loss carryforward*                           (79,079,713)
Temporary differences                                    (79,012)
Net unrealized appreciation                          202,722,253
                                                   -------------
Total accumulated earnings                         $ 125,869,043
                                                   =============

*During the year ended July 31, 2005, the Fund utilized $88,350,909 of its net capital loss carryforward. As of July 31, 2005, the Fund had a net capital loss carryforward of $79,079,713 which will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and straddles, mark-to-market of open futures contracts and book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $1,092,494.

8. LEGAL MATTERS
The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the
Investment Adviser or its affiliates, including the

                                       35

Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the
Morgan Stanley funds. The consolidated amended complaint, filed in the United
States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the
Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment
Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 10,
2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

                                       36

MORGAN STANLEY STRATEGIST FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                    FOR THE YEAR ENDED JULY 31,
                                            ---------------------------------------------------------------------------
                                               2005            2004            2003            2002            2001
                                            -----------     -----------     -----------     -----------     -----------

CLASS A SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period        $     16.28     $     14.72     $     13.53     $     16.43     $     20.64
                                            -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income[+/+]                       0.27            0.20            0.14            0.22            0.44
  Net realized and unrealized gain (loss)          2.03            1.58            1.21           (2.84)          (1.55)
                                            -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment
 operations                                        2.30            1.78            1.35           (2.62)          (1.11)
                                            -----------     -----------     -----------     -----------     -----------

Less dividends and distributions from:
  Net investment income                           (0.27)          (0.22)          (0.16)          (0.28)          (0.50)
  Net realized gain                                   -               -               -               -           (2.60)
                                            -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                 (0.27)          (0.22)          (0.16)          (0.28)          (3.10)
                                            -----------     -----------     -----------     -----------     -----------

Net asset value, end of period              $     18.31     $     16.28     $     14.72     $     13.53     $     16.43
                                            ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                     14.23%          12.10%          10.11%         (16.14)%         (6.24)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                           0.93%           0.95%           0.93%           0.88%           0.85%
Net investment income                              1.48%           1.24%           0.95%           1.44%           2.41%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands     $   510,016     $    58,968     $    53,951     $    78,583     $   116,383
Portfolio turnover rate                              48%             42%            124%            164%            136%

----------
[+/+] THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
      OUTSTANDING DURING THE PERIOD.
 +    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE
      NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)   REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
      EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       37

                                                                           FOR THE YEAR ENDED JULY 31,
                                                   ---------------------------------------------------------------------------
                                                      2005            2004            2003            2002            2001
                                                   -----------     -----------     -----------     -----------     -----------

CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $     16.29     $     14.73     $     13.54     $     16.43     $     20.65
                                                   -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income[+/+]                              0.11            0.08            0.02            0.10            0.30
  Net realized and unrealized gain (loss)                 2.08            1.58            1.22           (2.84)          (1.57)
                                                   -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment operations            2.19            1.66            1.24           (2.74)          (1.27)
                                                   -----------     -----------     -----------     -----------     -----------
Less dividends and distributions from:
  Net investment income                                  (0.12)          (0.10)          (0.05)          (0.15)          (0.35)
  Net realized gain                                          -               -               -               -           (2.60)
                                                   -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                        (0.12)          (0.10)          (0.05)          (0.15)          (2.95)
                                                   -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                     $     18.36     $     16.29     $     14.73     $     13.54     $     16.43
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                            13.49%          11.24%           9.20%         (16.77)%         (7.05)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  1.68%           1.71%           1.73%           1.67%           1.63%
Net investment income                                     0.73%           0.48%           0.15%           0.64%           1.63%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions             $       398     $       971     $     1,042     $     1,216     $     1,827
Portfolio turnover rate                                     48%             42%            124%            164%            136%

----------
[+/+] THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
      OUTSTANDING DURING THE PERIOD.
 +    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE
      NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)   REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
      EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       38

                                                                           FOR THE YEAR ENDED JULY 31,
                                                   ---------------------------------------------------------------------------
                                                      2005            2004            2003            2002            2001
                                                   -----------     -----------     -----------     -----------     -----------

CLASS C SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $     16.21     $     14.66     $     13.46     $     16.36     $     20.57
                                                   -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income[+/+]                              0.13            0.08            0.03            0.10            0.29
  Net realized and unrealized gain (loss)                 2.04            1.57            1.21           (2.83)          (1.55)
                                                   -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment
 operations                                               2.17            1.65            1.24           (2.73)          (1.26)
                                                   -----------     -----------     -----------     -----------     -----------
Less dividends and distributions from:
  Net investment income                                  (0.14)          (0.10)          (0.04)          (0.17)          (0.35)
  Net realized gain                                          -               -               -               -           (2.60)
                                                   -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                        (0.14)          (0.10)          (0.04)          (0.17)          (2.95)
                                                   -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                     $     18.24     $     16.21     $     14.66     $     13.46     $     16.36
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                            13.44%          11.25%           9.09%         (16.70)%         (7.00)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  1.65%           1.71%           1.73%           1.67%           1.63%
Net investment income                                     0.76%           0.48%           0.15%           0.64%           1.63%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $    41,621     $    41,697     $    36,351     $    34,727     $    45,612
Portfolio turnover rate                                     48%             42%            124%            164%            136%

----------
[+/+] THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
      OUTSTANDING DURING THE PERIOD.
 +    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE
      NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)   REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
      EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       39

                                                                           FOR THE YEAR ENDED JULY 31,
                                                   ---------------------------------------------------------------------------
                                                      2005            2004            2003            2002            2001
                                                   -----------     -----------     -----------     -----------     -----------

CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $     16.29     $     14.73     $     13.55     $     16.45     $     20.67
                                                   -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income[+/+]                              0.30            0.24            0.16            0.26            0.48
  Net realized and unrealized gain (loss)                 2.06            1.58            1.21           (2.85)          (1.56)
                                                   -----------     -----------     -----------     -----------     -----------
Total income (loss) from investment
 operations                                               2.36            1.82            1.37           (2.59)          (1.08)
                                                   -----------     -----------     -----------     -----------     -----------

Less dividends and distributions from:
  Net investment income                                  (0.31)          (0.26)          (0.19)          (0.31)          (0.54)
  Net realized gain                                          -               -               -               -           (2.60)
                                                   -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                        (0.31)          (0.26)          (0.19)          (0.31)          (3.14)
                                                   -----------     -----------     -----------     -----------     -----------

Net asset value, end of period                     $     18.34     $     16.29     $     14.73     $     13.55     $     16.45
                                                   ===========     ===========     ===========     ===========     ===========

TOTAL RETURN+                                            14.60%          12.37%          10.25%         (15.94)%         (6.07)%

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                  0.68%           0.71%           0.73%           0.67%           0.63%
Net investment income                                     1.73%           1.48%           1.15%           1.64%           2.63%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $    58,707     $    60,177     $    61,423     $    58,834     $    81,594
Portfolio turnover rate                                     48%             42%            124%            164%            136%

----------
[+/+] THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
      OUTSTANDING DURING THE PERIOD.
 +    CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
      PERIOD.
(1)   REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC
      EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                       40

MORGAN STANLEY STRATEGIST FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF
TRUSTEES OF MORGAN STANLEY STRATEGIST FUND:

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley Strategist Fund (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan
Stanley Strategist Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
SEPTEMBER 16, 2005

                                       41

MORGAN STANLEY STRATEGIST FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN          OTHER DIRECTORSHIPS
  INDEPENDENT TRUSTEE     REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***         HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------

Michael Bozic (64)        Trustee      Since April   Private Investor; Director or   197            Director of various business
c/o Kramer Levin                       1994          Trustee of the Retail Funds                    organizations.
Naftalis & Frankel LLP                               (since April 1994) and the
Counsel to the                                       Institutional Funds (since
Independent Trustees                                 July 2003); formerly Vice
1177 Avenue of the                                   Chairman of Kmart Corporation
Americas                                             (December 1998-October 2000),
New York, NY 10036                                   Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November
                                                     1995-November 1998) and
                                                     President and Chief Executive
                                                     Officer of Hills Department
                                                     Stores (May 1991-July 1995);
                                                     formerly variously Chairman,
                                                     Chief Executive Officer,
                                                     President and Chief Operating
                                                     Officer (1987-1991) of the
                                                     Sears Merchandise Group of
                                                     Sears, Roebuck & Co.

Edwin J. Garn (72)        Trustee      Since         Consultant; Director or         197            Director of Franklin Covey
1031 N. Chartwell Court                January 1993  Trustee of the Retail Funds                    (time management systems), BMW
Salt Lake City, UT 84103                             (since January 1993) and the                   Bank of North America, Inc.
                                                     Institutional Funds (since                     (industrial loan corporation),
                                                     July 2003); member of the Utah                 Escrow Bank USA (industrial
                                                     Regional Advisory Board of                     loan corporation), United
                                                     Pacific Corp. (utility                         Space Alliance (joint venture
                                                     company); formerly Managing                    between Lockheed Martin and
                                                     Director of Summit Ventures                    the Boeing Company) and Nuskin
                                                     LLC (lobbying and consulting                   Asia Pacific (multilevel
                                                     firm) (2000-2004); United                      marketing); member of the
                                                     States Senator (R-Utah)                        board of various civic and
                                                     (1974-1992) and Chairman,                      charitable organizations.
                                                     Senate Banking Committee
                                                     (1980-1986), Mayor of Salt
                                                     Lake City, Utah (1971-1974),
                                                     Astronaut, Space Shuttle
                                                     Discovery (April 12-19, 1985),
                                                     and Vice Chairman, Huntsman
                                                     Corporation (chemical
                                                     company).

Wayne E. Hedien (71)      Trustee      Since         Retired; Director or Trustee    197            Director of The PMI Group Inc.
c/o Kramer Levin                       September     of the Retail Funds (since                     (private mortgage insurance);
Naftalis & Frankel LLP                 1997          September 1997) and the                        Trustee and Vice Chairman of
Counsel to the                                       Institutional Funds (since                     The Field Museum of Natural
Independent Trustees                                 July 2003); formerly                           History; director of various
1177 Avenue of the                                   associated with the Allstate                   other business and charitable
Americas                                             Companies (1966-1994), most                    organizations.
New York, NY 10036                                   recently as Chairman of The
                                                     Allstate Corporation (March
                                                     1993-December 1994) and
                                                     Chairman and Chief Executive
                                                     Officer of its wholly-owned
                                                     subsidiary, Allstate Insurance
                                                     Company (July 1989-December
                                                     1994).

                                       42

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN          OTHER DIRECTORSHIPS
  INDEPENDENT TRUSTEE     REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***         HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------

Dr. Manuel H. Johnson     Trustee      Since July    Senior Partner, Johnson Smick   197            Director of NVR, Inc. (home
(56)                                   1991          International, Inc., a                         construction); Director of KFX
c/o Johnson Smick Group,                             consulting firm; Chairman of                   Energy; Director of RBS
Inc.                                                 the Audit Committee and                        Greenwich Capital Holdings
888 16th Street, NW                                  Director or Trustee of the                     (financial holding company).
Suite 740                                            Retail Funds (since July 1991)
Washington, D.C. 20006                               and the Institutional Funds
                                                     (since July 2003); Co-Chairman
                                                     and a founder of the Group of
                                                     Seven Council (G7C), an
                                                     international economic
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and Assistant
                                                     Secretary of the U.S.
                                                     Treasury.

Joseph J. Kearns (62)     Trustee      Since July    President, Kearns & Associates  198            Director of Electro Rent
c/o Kearns & Associates                2003          LLC (investment consulting);                   Corporation (equipment
LLC                                                  Deputy Chairman of the Audit                   leasing), The Ford Family
PMB754                                               Committee and Director or                      Foundation, and the UCLA
23852 Pacific Coast                                  Trustee of the Retail Funds                    Foundation.
Highway                                              (since July 2003) and the
Malibu, CA 90265                                     Institutional Funds (since
                                                     August 1994); previously
                                                     Chairman of the Audit
                                                     Committee of the Institutional
                                                     Funds (October 2001-July
                                                     2003); formerly CFO of the
                                                     J. Paul Getty Trust.

Michael E. Nugent (69)    Trustee      Since July    General Partner of Triumph      197            Director of various business
c/o Triumph Capital,                   1991          Capital, L.P., a private                       organizations.
L.P.                                                 investment partnership;
445 Park Avenue                                      Chairman of the Insurance
New York, NY 10022                                   Committee and Director or
                                                     Trustee of the Retail Funds
                                                     (since July 1991) and the
                                                     Institutional Funds (since
                                                     July 2001); formerly Vice
                                                     President, Bankers Trust
                                                     Company and BT Capital
                                                     Corporation (1984-1988).

Fergus Reid (72)          Trustee      Since July    Chairman of Lumelite Plastics   198            Trustee and Director of
c/o Lumelite Plastics                  2003          Corporation; Chairman of the                   certain investment companies
Corporation                                          Governance Committee and                       in the JPMorgan Funds complex
85 Charles Colman Blvd.                              Director or Trustee of the                     managed by J.P. Morgan
Pawling, NY 12564                                    Retail Funds (since July 2003)                 Investment Management Inc.
                                                     and the Institutional Funds
                                                     (since June 1992).

                                       43

INTERESTED TRUSTEES:

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                          TERM OF                                      IN FUND
                          POSITION(S)   OFFICE AND                                     COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN          OTHER DIRECTORSHIPS
  INTERESTED TRUSTEE      REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***         HELD BY TRUSTEE
------------------------  -----------  ------------  ------------------------------  -------------  ------------------------------

Charles A. Fiumefreddo    Chairman of  Since July    Chairman and Director or        197            None.
(72)                      the Board    1991          Trustee of the Retail Funds
c/o Morgan Stanley Trust  and Trustee                (since July 1991) and the
Harborside Financial                                 Institutional Funds (since
Center,                                              July 2003); formerly Chief
Plaza Two,                                           Executive Officer of the
Jersey City, NJ 07311                                Retail Funds (until September
                                                     2002).

James F. Higgins (57)     Trustee      Since June    Director or Trustee of the      197            Director of AXA Financial,
c/o Morgan Stanley Trust               2000          Retail Funds (since June 2000)                 Inc. and The Equitable Life
Harborside Financial                                 and the Institutional Funds                    Assurance Society of the
Center,                                              (since July 2003); Senior                      United States (financial
Plaza Two,                                           Advisor of Morgan Stanley                      services).
Jersey City, NJ 07311                                (since August 2000); Director
                                                     of the Distributor and Dean
                                                     Witter Realty Inc.; previously
                                                     President and Chief Operating
                                                     Officer of the Private Client
                                                     Group of Morgan Stanley (May
                                                     1999-August 2000), and
                                                     President and Chief Operating
                                                     Officer of Individual
                                                     Securities of Morgan Stanley
                                                     (February 1997-May 1999).

----------
  *  THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY
     MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT ADVISER") (THE
     "RETAIL FUNDS").
 **  THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS
     DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN
     STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE
     "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN
     SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.
***  THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL
     OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT ADVISER AND ANY FUNDS THAT
     HAVE AN INVESTMENT ADVISER THAT IS AN AFFILIATED PERSON OF THE INVESTMENT
     ADVISER (INCLUDING, BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT
     MANAGEMENT INC.).

                                       44

OFFICERS:

                                                  TERM OF
                                 POSITION(S)    OFFICE AND
   NAME, AGE AND ADDRESS OF       HELD WITH      LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT     TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  -------------  --------------  -----------------------------------------------------------------

Mitchell M. Merin (51)          President      Since May 1999  President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                    Investment Management Inc.; President, Director and Chief
New York, NY 10020                                             Executive Officer of the Investment Adviser and the
                                                               Administrator; Chairman and Director of the Distributor; Chairman
                                                               and Director of the Transfer Agent; Director of various Morgan
                                                               Stanley subsidiaries; President of the Institutional Funds (since
                                                               July 2003) and President of the Retail Funds (since May 1999);
                                                               Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee and President (since
                                                               October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)          Executive      Since April     Principal Executive Officer of Funds in the Fund Complex (since
1221 Avenue of the Americas     Vice           2003            May 2003); Managing Director of Morgan Stanley & Co.
New York, NY 10020              President and                  Incorporated, Morgan Stanley Investment Management Inc. and
                                Principal                      Morgan Stanley; Managing Director, Chief Administrative Officer
                                Executive                      and Director of the Investment Adviser and the Administrator;
                                Officer                        Director of the Transfer Agent; Managing Director and Director of
                                                               the Distributor; Executive Vice President and Principal Executive
                                                               Officer of the Institutional Funds (since July 2003) and the
                                                               Retail Funds (since April 2003); Director of Morgan Stanley SICAV
                                                               (since May 2004); previously, President and Director of the
                                                               Institutional Funds (March 2001-July 2003) and Chief Global
                                                               Operations Officer and Managing Director of Morgan Stanley
                                                               Investment Management Inc.

Joseph J. McAlinden (62)        Vice           Since July      Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas     President      1995            Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020                                             Investment Officer of the Van Kampen Funds; Vice President of the
                                                               Institutional Funds (since July 2003) and the Retail Funds (since
                                                               July 1995).

Barry Fink (50)                 Vice           Since February  General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas     President      1997            December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020                                             Director (since December 2000), Secretary (since February 1997)
                                                               and Director of the Investment Adviser and the Administrator;
                                                               Vice President of the Retail Funds; Assistant Secretary of Morgan
                                                               Stanley DW; Vice President of the Institutional Funds (since July
                                                               2003); Managing Director, Secretary and Director of the
                                                               Distributor; previously Secretary (February 1997-July 2003) and
                                                               General Counsel (February 1997-April 2004) of the Retail Funds;
                                                               Vice President and Assistant General Counsel of the Investment
                                                               Adviser and the Administrator (February 1997-December 2001).

Amy R. Doberman (43)            Vice           Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas     President      2004            Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                             Management Inc. and the Investment Adviser, Vice President of the
                                                               Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing
                                                               Director and General Counsel - Americas, UBS Global Asset
                                                               Management (July 2000-July 2004) and General Counsel, Aeltus
                                                               Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)               Chief          Since October   Executive Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas     Compliance     2004            Stanley Investment Management (since October 2004); Executive
New York, NY 10020              Officer                        Director of the Investment Adviser and Morgan Stanley Investment
                                                               Management Inc.; formerly Assistant Secretary and Assistant
                                                               General Counsel of the Morgan Stanley Retail Funds.

                                       45

                                                  TERM OF
                                 POSITION(S)    OFFICE AND
   NAME, AGE AND ADDRESS OF       HELD WITH      LENGTH OF
      EXECUTIVE OFFICER          REGISTRANT     TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------  -------------  --------------  -----------------------------------------------------------------

Stefanie V. Chang (38)          Vice           Since July      Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas     President      2003            Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                             Vice President of the Institutional Funds (since December 1997)
                                                               and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance
                                                               US LLP).

Francis J. Smith (39)           Treasurer and  Treasurer       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust        Chief          since July      Administration (since December 2001); previously, Vice President
Harborside Financial Center,    Financial      2003 and Chief  of the Retail Funds (September 2002-July 2003); Vice President of
Plaza Two,                      Officer        Financial       the Investment Adviser and the Administrator (August
Jersey City, NJ 07311                          Officer since   2000-November 2001) and Senior Manager at PricewaterhouseCoopers
                                               September 2002  LLP (January 1998-August 2000).

Thomas F. Caloia (59)           Vice           Since July      Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust        President      2003            of the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center,                                   previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                     formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311                                          Distributor and the Administrator.

Mary E. Mullin (38)             Secretary      Since July      Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                    2003            Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020                                             Secretary of the Institutional Funds (since June 1999) and the
                                                               Retail Funds (since July 2003); formerly practiced law with the
                                                               New York law firms of McDermott, Will & Emery and Skadden, Arps,
                                                               Slate, Meagher & Flom LLP.

----------
   * THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS. EACH
     OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER
     FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE
     OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS, AS APPLICABLE.

                       2005 FEDERAL TAX NOTICE (UNAUDITED)

     During the fiscal year ended July 31, 2005, 100% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that 100% of the Fund's ordinary dividends paid during the fiscal year ended July 31, 2005 qualified for the lower income tax rate available to individuals under the Jobs and Growth
     Tax Relief Reconciliation Act of 2003.

     Of the Fund's ordinary dividends paid during the fiscal year ended July
     31,2005, 25.69% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                                       46

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Carsten Otto
CHIEF COMPLIANCE OFFICER

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the
Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of
Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus. Read the
Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

38585RPTRA05-00762P-Y07/05

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                 STRATEGIST FUND

                                                                   ANNUAL REPORT
                                                                   JULY 31, 2005

[MORGAN STANLEY LOGO]

February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY TOTAL RETURN TRUST
Dated November 30, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Total Return Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Strategist Fund ("Strategist"), pursuant to which substantially all of the assets of the Fund would be combined with those of Strategist and shareholders of the Fund would become shareholders of Strategist receiving shares of Strategist, equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Strategist that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Strategist will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38588SPT-01

                                                  [MORGAN STANLEY FUNDS OMITTED]

                                                                  MORGAN STANLEY
                                                              TOTAL RETURN TRUST

       A mutual fund that seeks high total return from capital growth and income

Morgan Stanley
(Logo Omitted)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                               November 30, 2005

Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS........................................Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

[GRAPHIC OMITTED]

Morgan Stanley Total Return Trust seeks high total return from capital growth and income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC OMITTED]

[sidebar]
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[end sidebar]

The Fund will normally invest at least 65% of its assets in common stocks
(including depositary receipts) and convertible securities of domestic and foreign companies. In selecting investments to buy, hold or sell, the Fund's
"Investment Adviser," Morgan Stanley Investment Advisors Inc., typically uses a
"top-down" investment process that considers the overall economic outlook, the development of industry/sector preferences and, lastly, specific stock selections. Generally, the Fund will invest in companies that: (i) have a market capitalization of at least $1 billion, and (ii) in the view of the Investment
Adviser, are expected to pay dividends or interest income. Up to 35% of the
Fund's net assets may be invested in foreign securities (including depositary receipts). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in fixed-income securities. In addition, the Fund may utilize forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

                                                                               1

EQUITY SECURITIES. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stocks can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Fund's investments in foreign securities may involve risks that are in addition to the risks associated with domestic securities.
One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S.
companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.
In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. Convertible securities are securities that generally pay interest and may be converted into common stock. Any Fund investments in convertible securities subject the Fund to the risks associated with both fixed-income securities (discussed below) and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

2

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with its fixed-income investments and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE

[GRAPHIC OMITTED]

[sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[end sidebar]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[BAR CHART OMITTED]

   27.75%   20.53%  27.44%   16.86%    31.95%   -6.53%   -19.01%   -27.50%    20.23%   9.17%
----------------------------------------------------------------------------------------------
    1995     1996    1997     1997      1999     2000      2001      2002     2003     2004

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees.
The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of September 30, 2005 was 1.32%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.65% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -21.14% (quarter ended September 30, 2002).

                                                                               3

[sidebar]
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of an index that represents a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 200)
--------------------------------------------------------------------------------------------------------------------
                                                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*
--------------------------------------------------------------------------------------------------------------------

Class A(1) --  Return Before Taxes                           4.22%          --6.66%           --            1.88%
--------------------------------------------------------------------------------------------------------------------
               S&P 500 (Registered Trademark) Index+(2)     10.88%          --2.30%           --            5.10%
--------------------------------------------------------------------------------------------------------------------
               Lipper Multi-Cap Core Funds Index+(3)        12.39%          --0.08%           --            5.43%
--------------------------------------------------------------------------------------------------------------------
Class B(1) --  Return Before Taxes                           4.17%          --6.72%         8.10%             --
--------------------------------------------------------------------------------------------------------------------
               Return After Taxes on Distributions(4)        4.17%          --6.85%         6.84%             --
--------------------------------------------------------------------------------------------------------------------
               Return After Taxes on Distributions
               and Sale of Fund Shares                       2.71%          --5.65%         6.41%             --
--------------------------------------------------------------------------------------------------------------------
               S&P 500 (Registered Trademark) Index+(2)     10.88%          --2.30%        12.07%             --
--------------------------------------------------------------------------------------------------------------------
               Lipper Multi-Cap Core Funds Index+(3)        12.39%          --0.08%        11.13%             --
--------------------------------------------------------------------------------------------------------------------
Class C(1) --  Return Before Taxes                           8.18%          --6.37%           --            1.89%
--------------------------------------------------------------------------------------------------------------------
               S&P 500 (Registered Trademark) Index+(2)     10.88%          --2.30%           --            5.10%
--------------------------------------------------------------------------------------------------------------------
               Lipper Multi-Cap Core Funds Index+(3)        12.39%          --0.08%           --            5.43%
--------------------------------------------------------------------------------------------------------------------
Class D(1) --  Return Before Taxes                          10.32%          --5.42%           --            2.86%
--------------------------------------------------------------------------------------------------------------------
               S&P 500 (Registered Trademark) Index+(2)     10.88%          --2.30%           --            5.10%
--------------------------------------------------------------------------------------------------------------------
               Lipper Multi-Cap Core Funds Index+(3)        12.39%          --0.08%           --            5.43%
--------------------------------------------------------------------------------------------------------------------

*     Only shown for share classes with less than a ten-year history.

+     Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(1)   Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on November 30, 1994.

(2)   The Standard & Poor's 500 Index (S&P 500 (Registered Trademark) ) is a
      broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation.

(3)   The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Multi-Cap Core Funds classification. The Index is adjusted for capital gains distributions and income dividends. There are currently 30 funds represented in this Index.

(4)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

4

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

[sidebar]
SHAREHOLDER FEES

These fees are paid directly from your investment.
[end sidebar]

[sidebar]
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
[end sidebar]

SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A          CLASS B          CLASS C         CLASS D
--------------------------------------------------------------------------------------------------------------------------

  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                                5.25%(1)          None              None            None
--------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                           None(2)           5.00%(3)           1.00%(4)       None
--------------------------------------------------------------------------------------------------------------------------
  Redemption fee(5)                                              2.00%             2.00%              2.00%          2.00%
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A          CLASS B          CLASS C         CLASS D
--------------------------------------------------------------------------------------------------------------------------
  Advisory fee*                                                   0.67%            0.67%            0.67%            0.67%
--------------------------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees(6)                        0.25%            1.00%            1.00%            None
--------------------------------------------------------------------------------------------------------------------------
  Other expenses*                                                 0.43%            0.43%            0.43%            0.43%
--------------------------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                            1.35%            2.10%            2.10%            1.10%
--------------------------------------------------------------------------------------------------------------------------

*     Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1)   Reduced for purchases of $25,000 and over.

(2)   Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
      1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

(5)   Payable to the Fund on shares redeemed within seven days of purchase. See
      "Shareholder Information -- How to Sell Shares" for more information on redemption fees.

(6)   The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
      1.00% and 1.00% of the average daily net assets of Class A, Class B and
      Class C shares, respectively.

                                                                               5

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
------------------------------------------------------------ ----------------------------------------------
               1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------ ----------------------------------------------

   Class A      $655       $930        $1,226      $2,064      $655       $930        $1,226      $2,064
------------------------------------------------------------ ----------------------------------------------
   Class B      $713       $958        $1,329      $2,431      $213       $658        $1,129      $2,431
------------------------------------------------------------ ----------------------------------------------
   Class C      $313       $658        $1,129      $2,431      $213       $658        $1,129      $2,431
------------------------------------------------------------ ----------------------------------------------
   Class D      $112       $350          $606      $1,340      $112       $350          $606      $1,340
------------------------------------------------------------ ----------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's investment strategies.

FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its assets in investment grade, non-convertible corporate debt securities and fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the
Fund buying and selling all of its

6

securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the shareholders. See the sections on
"Distributions" and "Tax Consquences."

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the
Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the risks of investing in the Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

                                                                               7

--------------------------------------------------------------------------------
FUND MANAGEMENT

[GRAPHIC OMITTED]

[sidebar]
MORGAN STANLEY
INVESTMENT
ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $100 billion in assets under management or administration as of October 31, 2005.
[end sidebar]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by members of the Domestic Asset Allocation team.  The
Domestic Asset Allocation team consists of portfolio managers and analysts.
Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolios are Mark A. Bavoso, a Managing
Director of the Investment Adviser, and Robert J. Rossetti, a Vice President of
the Investment Adviser.

Mr. Bavoso has worked for the Investment Adviser since September 1990, and began managing the Fund in October 2002.  Prior to October 2002, he worked in an investment management capacity for the Adviser.  Mr. Rossetti has worked for the Investment Adviser since May 1995, and began managing the Fund in October
2002.  Prior to October 2002, he worked in an investment management capacity for the Adviser.

Messrs. Bavoso and Rossetti are co-managers of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the
Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate: 0.75% of the portion of the daily net assets not exceeding $500 million; 0.725% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion. For the fiscal year ended July 31, 2005, the Fund paid compensation to the Investment Adviser amounting to 0.69% of the Fund's average daily net assets.

8

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding
$500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan
Stanley Services Company Inc. (the "Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services remain the same.
Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the
Investment Advisory Agreement is available in the Fund's annual report to shareholders for the fiscal year ended July 31, 2005.

                                                                               9

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

10

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[GRAPHIC OMITTED]

[sidebar]
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares)
after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.
We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              11

[sidebar]
EasyInvest(R)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

MINIMUM INVESTMENT AMOUNTS
----------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL     ADDITIONAL
----------------------------------------------------------------------------------------------------------

  Regular Account                                                                  $1,000         $100
----------------------------------------------------------------------------------------------------------
  Individual Retirement Account                                                    $1,000         $100
----------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                               $500          $100
----------------------------------------------------------------------------------------------------------
  EasyInvest(R)
  (Automatically from your checking or savings account or Money Market Fund)        $100*         $100*
----------------------------------------------------------------------------------------------------------

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.  To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan
Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o  Make out a check for the total amount payable to: Morgan Stanley Total Return
   Trust.

o  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley

12

Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable
CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charge are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                                                              13

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

14

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.

                                                                              15

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------

Systematic         To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic

16

withdrawal/exchange plans, (ii) through pre-approved asset allocation programs,
(iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

--------------------------------------------------------------------------------
DISTRIBUTIONS

[GRAPHIC OMITTED]

[sidebar]
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and
Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

                                                                              17

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information -- Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of
Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy
Shares," "How to Exchange Shares," and "How to Sell Shares" sections of this
Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i)
has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the
Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries.

18

The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.
However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

                                                                              19

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

--------------------------------------------------------------------------------------------------------------------------------
 CLASS      SALES CHARGE                                                                                MAXIMUM ANNUAL 12B-1 FEE
--------------------------------------------------------------------------------------------------------------------------------

   A        Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
            during the first 18 months                                                                             0.25%
--------------------------------------------------------------------------------------------------------------------------------
   B        Maximum 5.00% CDSC during the first year decreasing to 0% after six years                              1.00%
--------------------------------------------------------------------------------------------------------------------------------
   C        1.00% CDSC during the first year                                                                       1.00%
--------------------------------------------------------------------------------------------------------------------------------
   D        None                                                                                                   None
--------------------------------------------------------------------------------------------------------------------------------

Certain shareholders may be eligible for a reduced sales charges schedule
(i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount),
CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan
Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley funds held in all related accounts described below at
Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility

20

minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[end sidebar]

---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                           PERCENTAGE OF        APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------

  Less than $25,000                            5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                          0.00%                   0.00%
---------------------------------------------------------------------------------------

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o  A single account (including an individual, trust or fiduciary account).

o  A family member account (limited to spouse, and children under the age of
   21).

o  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) Plans).

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction

                                                                              21

with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

o  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

o  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

o  An IRA and single participant retirement account (such as a Keogh).

o  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your
Morgan Stanley Financial Advisor or other authorized financial representative
(or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts).
The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund)
from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan
Stanley Funds which were previously purchased at a price

22

including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1)
and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of
Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o  Qualified state tuition plans decribed in Section 529 of the Internal Revenue
   Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o  Insurance company separate accounts that have been approved by the Fund's distributor.

o  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

                                                                              23

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE      CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------

  First                                                5.0%
--------------------------------------------------------------------------------
  Second                                               4.0%
--------------------------------------------------------------------------------
  Third                                                3.0%
--------------------------------------------------------------------------------
  Fourth                                               2.0%
--------------------------------------------------------------------------------
  Fifth                                                2.0%
--------------------------------------------------------------------------------
  Sixth                                                1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                               None
--------------------------------------------------------------------------------

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii)
   held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

24

o  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased;
the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

                                                                              25

If you exchange your Class B shares for shares of a Money Market Fund, a
No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of
5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable
CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to 12b-1 fees applicable to
Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

26

o  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

o  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

o The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class
D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2)
previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

                                                                              27

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's Statement of Additional Information.

28

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of
Additional Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

--------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31,                         2005         2004        2003        2002         2001
--------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $14.50       $13.23      $13.18     $17.26        $23.88
                                                    ------       ------      ------     ------        ------
Income (loss) from investment operations:
  Net investment income (loss)[+/+]                   0.06        (0.01)       0.07      (0.02)        (0.07)
  Net realized and unrealized gain (loss)             1.59         1.28       (0.02)     (4.06)        (6.16)
                                                    ------       ------      ------     ------        ------
Total income (loss) from investment operations        1.65         1.27        0.05      (4.08)        (6.23)
                                                    ------       ------      ------     ------        ------
Less distributions from net realized gain              --          --          --         --           (0.39)
                                                    ------       ------      ------     ------        ------
Net asset value, end of period                      $16.15       $14.50      $13.23     $13.18        $17.26
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        11.38%        9.60%       0.38%    (23.64)%      (26.31)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.35%        1.30%       1.26%      1.22%         1.12%
Net investment income (loss)                          0.45%       (0.09)%      0.58%     (0.14)%       (0.34)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $48,711      $10,817     $12,068    $14,003       $22,074
Portfolio turnover rate                                101%          88%        131%       54%          107%
--------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific purposes.

                                                                              29

Financial Highlights (Continued)

CLASS B SHARES

-------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31,                           2005          2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $13.78         $12.67        $12.72       $16.78        $23.41
                                                    ------         ------        ------       ------        ------
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.05)         (0.11)        (0.02)       (0.14)        (0.22)
  Net realized and unrealized gain (loss)             1.50           1.22         (0.03)       (3.92)        (6.02)
                                                    ------         ------        ------       ------        ------
Total income (loss) from investment operations        1.45           1.11         (0.05)       (4.06)        (6.24)
                                                    ------         ------        ------       ------        ------
Less distributions from net realized gain             --              --            --           --         (0.39)
                                                    ------         ------        ------       ------        ------
Net asset value, end of period                      $15.23         $13.78        $12.67       $12.72        $16.78
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        10.52%          8.76%        (0.39)%     (24.20)%      (26.89)%
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.10%          2.05%         2.04%        1.98%         1.91%
Net investment loss                                  (0.30)%        (0.84)%       (0.20)%      (0.90)%       (1.13)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $79,599        $164,215     $209,086     $302,387      $569,589
Portfolio turnover rate                                101%             88%         131%          54%          107%
-------------------------------------------------------------------------------------------------------------------

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific purposes.

30

CLASS C SHARES

--------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31,                         2005         2004        2003         2002          2001
--------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $13.76      $12.65       $12.70     $16.77        $23.40
                                                    ------      ------       ------     ------        ------
Income (loss) from investment operations:
  Net investment loss[+/+]                           (0.05)      (0.11)       (0.02)     (0.14)        (0.22)
  Net realized and unrealized gain (loss)             1.50        1.22        (0.03)     (3.93)        (6.02)
                                                    ------      ------       ------     ------        ------
Total income (loss) from investment operations        1.45        1.11        (0.05)     (4.07)        (6.24)
                                                    ------      ------       ------     ------        ------
Less distributions from net realized gain             --          --            --         --          (0.39)
                                                    ------      ------       ------     ------        ------
Net asset value, end of period                      $15.21      $13.76       $12.65     $12.70        $16.77
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        10.54%       8.77%       (0.86)%   (23.91)%      (26.87)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.10%       2.04%        2.03%      1.98%         1.91%
Net investment loss                                  (0.30)%     (0.83)%      (0.19)%    (0.90)%       (1.13)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $6,649      $8,800       $11,042    $15,091       $25,906
Portfolio turnover rate                                101%         88%          131%        54%          107%
--------------------------------------------------------------------------------------------------------------

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific purposes.

                                                                              31

Financial Highlights (Continued)

CLASS D SHARES

--------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31,                        2005         2004         2003       2002          2001
--------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $14.74       $13.42      $13.34     $17.43        $24.05
                                                    ------       ------      ------     ------        ------
Income (Loss) from investment operations:
  Net investment income (loss)[+/+]                   0.10         0.02        0.10       0.02         (0.03)
  Net realized and unrealized gain (loss)             1.62         1.30        (0.02)    (4.11)        (6.20)
                                                    ------       ------      ------     ------        ------
Total income (loss) from investment operations        1.72         1.32        0.08      (4.09)        (6.23)
                                                    ------       ------      ------     ------        ------
Less distributions from net realized gain             --            --          --        --           (0.39)
                                                    ------       ------      ------     ------        ------
Net asset value, end of period                      $16.46       $14.74      $13.42     $13.34        $17.43
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        11.67%        9.84%       0.60%    (23.47)%      (26.12)%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.10%        1.05%       1.04%      0.98%         0.91%
Net investment income (loss)                          0.70%        0.16%       0.80%      0.10%        (0.13)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $13,426       $16,198    $18,679    $24,018       $36,105
Portfolio turnover rate                                101%           88%       131%        54%          107%
--------------------------------------------------------------------------------------------------------------

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific purposes.

32

Morgan Stanley Funds

EQUITY
------------------------------------
BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund
 -- Domestic Portfolio
Total Return Trust

------------------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

------------------------------------
GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

------------------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund

Special Growth Fund

------------------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

------------------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

------------------------------------
VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------------------
TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

------------------------------------
TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Mortgage Securities Trust
Income Trust
U.S. Government Securities Trust

------------------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*
------------------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market

------------------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund.
A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*  Single-Class Fund(s)

+  No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the
"SEC") Public Reference Room in Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public
Reference Section of the SEC, Washington, DC 20549-0102.

TIKCER SYMBOLS:

------------------   -----------------
CLASS A:     TRFAX   CLASS B:    TRFBX
------------------   -----------------
CLASS C:     TRFCX   CLASS D:    TRFDX
------------------   -----------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8600)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2005 Morgan Stanley

CLF # 38588PRO-00

[MORGAN STANLEY GRAPHIC LOGO]

                                                  [MORGAN STANLEY FUNDS GRAPHIC]

                                                                  MORGAN STANLEY
                                                              TOTAL RETURN TRUST

                                                                     38588 11/05

                         [MORGAN STANLEY GRAPHIC LOGO]

                                                                      Prospectus
                                                               November 30, 2005

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Total Return Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the six months ended January 31, 2006

Total Return for the 6 Months Ended January 31, 2006

Class A	Class B	Class C	Class D	S&P 500® Index[1]	Lipper Multi-Cap Core Funds Index[2]
7.31%	6.89%	6.90%	7.41%	4.67%	7.18%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The S&P 500® Index, a broad benchmark for large-capitalization U.S. stocks, remained in a stable trading range during the reporting period, punctuated by strong monthly returns in November and January. Bonds proved even less volatile and provided investors with meager total returns. Meanwhile, as policymakers at the Federal Reserve (the "Fed") continued to raise short-term rates, cash equivalents became a competitive alternative to stocks and bonds for the first time in many years.

While many factors conspired to limit the gains of stocks and bonds during the six-month period, Fed policy seemed the most consistently cited uncertainty for investors. When would the Fed stop raising rates and at what level would consumers begin to slow their spending activities? Would change at the helm of the Fed—from a long-standing, battle-tested veteran to an academically oriented newcomer—coincide with growth or recession? Against the backdrop of these unanswered questions, the markets closed the reporting period with little more visibility than at the start.

In addition to monetary policy uncertainty, other factors contributed to investors' lack of confidence in the markets. These included the sluggishness of corporate profits, some bubbling up of wage inflation, and geopolitical events in the Middle East and elsewhere. On a positive note, our research shows that the U.S. equity market, by-and-large, is presently valued close to its 30-year historical average on a price-to-earnings ratio basis. Moreover, on average, corporations have returned more cash to shareholders via dividends and share buy-back programs than at any time since the late 1980s.

Performance Analysis

Morgan Stanley Total Return Trust Class A and Class D shares outperformed the S&P 500 Index and the Lipper Multi-Cap Core Funds Index for the six months ended January 31, 2006, assuming no deduction of applicable sales charges. Class B and Class C shares outperformed the S&P 500 Index and underperformed the Lipper Index for the same period, again assuming no deduction of applicable sales charges.

Within its well-diversified portfolio, the Fund's emphasis on larger capitalization, total return-oriented securities provided returns in line with its peer group. Our decision to favor information technology, industrial and basic materials companies contributed to the Fund's outperformance of the S&P 500 Index, as did an underweighting in the financials sector.

Our investment process is anchored by our comprehensive analysis of overall economic conditions and our rigorous evaluation of potential opportunity within sectors and industries. As the result of this

2

qualitative and quantitative discipline, the Fund's portfolio reflected a bias away from more consumer-cyclical sectors and the financial sector and a preference for industrial cyclical industries. While the U.S. consumer's future spending habits appeared difficult to forecast—especially in light of rising interest rates and a cooling housing market—capital spending, both in the U.S. and globally, appeared more sustainable. Thus, sectors such as basic materials (metals, mining, and chemicals), information technology (semiconductors, software and Internet services), and industrials (machinery, equipment and rails) were more heavily weighted than financial services and consumer cyclical industries within the equity allocation. Two exceptions to this positioning deserve mention. First, energy—a sector that one would expect should benefit from capital spending trends—remained underweighted versus the S&P 500 Index due primarily to our view that energy stock prices appeared to reflect most of the future benefits of this economic cycle. Second, the Fund's equity portfolio was overweighted in consumer staples relative to the Index. We viewed consumer staples as attractive based on valuations and potential strategic opportunities for food and beverage companies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. In selecting investments to buy, hold or sell, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., typically uses a "top-down" investment process that considers the overall economic outlook, the development of industry/sector preferences and, lastly, specific stock selections. Generally, the Fund will invest in companies that: (i) have a market capitalization of at least $1 billion, and (ii) in the view of the Investment Adviser, are expected to pay dividends or interest income. Up to 35 percent of the Fund's net assets may be invested in foreign securities (including depositary receipts). The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

For More Information About
Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with

3

TOP 10 HOLDINGS
Vertex Pharmaceuticals	3.1%
Altria Group Inc.	3.0
Raytheon Co.	2.7
Waste Management, Inc.	2.6
Apple Computer, Inc.	2.6
Emerson Electric Co.	2.6
Halliburton Co.	2.5
Eli Lilly & Co.	2.5
Costco Wholesale Corp.	2.4
American Express Co.	2.4

TOP FIVE INDUSTRIES
Pharmaceuticals: Major	7.1%
Financial Conglomerates	4.6
Aerospace & Defense	4.5
Steel	4.3
Medical Specialties	4.2

Data as of January 31, 2006. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington,DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

4

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary

Average Annual Total Returns — Period Ended January 31, 2006

	Class A Shares* (since 07/28/97)		Class B Shares ** (since 11/30/94)		Class C Shares † (since 07/28/97)		Class D Shares †† (since 07/28/97)
Symbol	TRFAX		TRFBX		TRFCX		TRFDX
1 Year	10.38%	(3)	9.56%	(3)	9.57%	(3)	10.64%	(3)
	4.59	(4)	4.56	(4)	8.57	(4)	—
5 Years	(3.68)	(3)	(4.42)	(3)	(4.43)	(3)	(3.47)	(3)
	(4.71)	(4)	(4.81)	(4)	(4.43)	(4)	—
10 Years	—		6.03	(3)	—		—
	—		6.03	(4)	—		—
Since Inception	3.28	(3)	7.93	(3)	2.53	(3)	3.51	(3)
	2.63	(4)	7.93	(4)	2.53	(4)	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.
*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/05 – 01/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	08/01/05	01/31/06	08/01/05 – 01/31/06
Class A
Actual (7.31% return)	$1,000.00	$1,073.10	$7.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.05	$7.22
Class B
Actual (6.89% return)	$1,000.00	$1,068.90	$11.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.27	$11.02
Class C
Actual (6.90% return)	$1,000.00	$1,069.00	$11.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.27	$11.02
Class D
Actual (7.41% return)	$1,000.00	$1,074.10	$6.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.31	$5.96

*	Expenses are equal to the Fund's annualized expense ratio of 1.42%, 2.17%, 2.17% and 1.17% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

Morgan Stanley Total Return Trust

Portfolio of Investments January 31, 2006 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.0%)
	Advertising/Marketing Services (1.8%)
28,640	Omnicom Group, Inc.	$2,342,466
	Aerospace & Defense (4.5%)
37,745	Northrop Grumman Corp.	2,345,097
84,600	Raytheon Co.	3,466,062
		5,811,159
	Agricultural Commodities/ Milling (1.8%)
75,370	Archer-Daniels-Midland Co.	2,374,155
	Beverages: Non-Alcoholic (1.0%)
31,595	Coca-Cola Co. (The)	1,307,401
	Biotechnology (3.6%)
50,000	Applera Corp. – Celera Genomics Group*	588,000
114,020	Vertex Pharmaceuticals, Inc.*	4,072,794
		4,660,794
	Computer Communications (2.1%)
148,600	Cisco Systems, Inc.*	2,759,502
	Computer Peripherals (1.0%)
100,000	EMC Corp.*	1,340,000
	Computer Processing Hardware (2.6%)
45,000	Apple Computer, Inc.*	3,397,950
	Department Stores (1.3%)
38,900	Kohl's Corp.*	1,726,771
	Discount Stores (2.4%)
63,430	Costco Wholesale Corp.	3,164,523
	Electric Utilities (2.5%)
20,950	Ameren Corp.	1,063,422
28,360	American Electric Power Co., Inc.	1,058,394
21,540	FirstEnergy Corp.	1,079,154
		3,200,970
	Electrical Products (2.6%)
43,240	Emerson Electric Co.	3,348,938
	Electronic Production Equipment (2.2%)
146,000	Applied Materials, Inc.	$2,781,300
	Environmental Services (2.6%)
108,020	Waste Management, Inc.	3,411,272
	Financial Conglomerates (4.6%)
60,000	American Express Co.	3,147,000
59,450	Citigroup, Inc.	2,769,181
		5,916,181
	Food: Major Diversified (3.0%)
43,350	Kellogg Co.	1,859,715
67,385	Kraft Foods, Inc. (Class A)	1,983,814
		3,843,529
	Household/Personal Care (2.2%)
52,050	Colgate-Palmolive Co.	2,857,025
	Industrial Conglomerates (3.6%)
65,000	General Electric Co.	2,128,750
64,560	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	2,535,271
		4,664,021
	Information Technology Services (3.9%)
104,260	Electronic Data Systems Corp.	2,626,309
29,300	International Business Machines Corp.	2,382,090
		5,008,399
	Integrated Oil (1.9%)
39,740	Exxon Mobil Corp.	2,493,685
	Internet Software/Services (3.2%)
4,850	Google, Inc. (Class A)*	2,101,263
60,800	Yahoo!, Inc.*	2,087,872
		4,189,135
	Investment Banks/Brokers (2.2%)
190,740	Schwab (Charles) Corp. (The)	2,821,045

See Notes to Financial Statements

8

Morgan Stanley Total Return Trust

Portfolio of Investments January 31, 2006 (unaudited) continued

NUMBER OF SHARES		VALUE
	Major Banks (1.7%)
50,000	Bank of America Corp.	$2,211,500
	Media Conglomerates (1.9%)
139,580	Time Warner, Inc.	2,446,837
	Medical Specialties (4.2%)
40,000	Bard (C.R.), Inc.	2,536,800
64,780	Hospira, Inc.*	2,898,905
		5,435,705
	Movies/Entertainment (2.1%)
46,740	Pixar, Inc.*	2,700,637
	Oilfield Services/Equipment (2.5%)
40,385	Halliburton Co.	3,212,627
	Other Consumer Services (1.9%)
56,270	eBay, Inc.*	2,425,237
	Packaged Software (3.7%)
75,000	Microsoft Corp.	2,111,250
209,000	Oracle Corp.*	2,627,130
		4,738,380
	Pharmaceuticals: Major (7.1%)
50,000	Johnson & Johnson	2,877,000
56,510	Lilly (Eli) & Co.	3,199,596
67,960	Wyeth	3,143,150
		9,219,746
	Property – Casualty Insurers (1.8%)
45,000	Allstate Corp. (The)	2,342,250
	Railroads (1.9%)
28,020	Union Pacific Corp.	2,478,649
	Semiconductors (1.4%)
85,000	Intel Corp.	$1,807,950
	Specialty Telecommunications (2.0%)
206,150	Citizens Communications Co.	2,529,460
	Steel (4.3%)
33,260	Nucor Corp.	2,801,490
46,350	United States Steel Corp.	2,769,413
		5,570,903
	Telecommunication Equipment (1.9%)
107,100	Motorola, Inc.	2,432,241
	Tobacco (3.0%)
53,170	Altria Group, Inc.	3,846,318

Total Investments (Cost $117,077,679) (a)	98.0%	126,818,661
Other Assets In Excess of Liabilities	2.0	2,547,683
Net Assets	100.0%	$129,366,344

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $12,285,802 and the aggregate gross unrealized depreciation is $2,544,820, resulting in net unrealized appreciation of $9,740,982.

See Notes to Financial Statements

9

Morgan Stanley Total Return Trust

Summary of Investments January 31, 2006 (unaudited)

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Pharmaceuticals: Major	$9,219,746	7.1%
Financial Conglomerates	5,916,181	4.6
Aerospace & Defense	5,811,159	4.5
Steel	5,570,903	4.3
Medical Specialties	5,435,705	4.2
Information Technology Services	5,008,399	3.9
Packaged Software	4,738,380	3.7
Industrial Conglomerates	4,664,021	3.6
Biotechnology	4,660,794	3.6
Internet Software/Services	4,189,135	3.2
Tobacco	3,846,318	3.0
Food: Major Diversified	3,843,529	3.0
Environmental Services	3,411,272	2.6
Computer Processing Hardware	3,397,950	2.6
Electrical Products	3,348,938	2.6
Oilfield Services/Equipment	3,212,627	2.5
Electric Utilities	3,200,970	2.5
Discount Stores	3,164,523	2.4
Household/Personal Care	2,857,025	2.2
Investment Banks/Brokers	2,821,045	2.2
Electronic Production Equipment	2,781,300	2.2
Computer Communications	$2,759,502	2.1%
Movies/Entertainment	2,700,637	2.1
Specialty Telecommunications	2,529,460	2.0
Integrated Oil	2,493,685	1.9
Railroads	2,478,649	1.9
Media Conglomerates	2,446,837	1.9
Telecommunication Equipment	2,432,241	1.9
Other Consumer Services	2,425,237	1.9
Agricultural Commodities/Milling	2,374,155	1.8
Advertising/Marketing Services	2,342,466	1.8
Property – Casualty Insurers	2,342,250	1.8
Major Banks	2,211,500	1.7
Semiconductors	1,807,950	1.4
Department Stores	1,726,771	1.3
Computer Peripherals	1,340,000	1.0
Beverages: Non-Alcoholic	1,307,401	1.0
	$126,818,661	98.0%

See Notes to Financial Statements

10

Morgan Stanley Total Return Trust

Financial Statements

Statement of Assets and Liabilities

January 31, 2006 (unaudited)

Assets:
Investments in securities, at value (cost $117,077,679)	$126,818,661
Receivable for:
Investments sold	2,993,014
Dividends	27,494
Foreign withholding taxes reclaimed	22,837
Shares of beneficial interest sold	21,520
Prepaid expenses and other assets	16,429
Total Assets	129,899,955
Liabilities:
Payable for:
Shares of beneficial interest redeemed	241,993
Investment advisory fee	76,971
Distribution fee	74,072
Administration fee	9,191
Transfer agent fee	446
Payable to bank	85,465
Accrued expenses and other payables	45,473
Total Liabilities	533,611
Net Assets	$129,366,344
Composition of Net Assets:
Paid-in-capital	$375,306,919
Net unrealized appreciation	9,740,982
Accumulated net investment loss	(224,269)
Accumulated net realized loss	(255,457,288)
Net Assets	$129,366,344
Class A Shares:
Net Assets	$45,755,350
Shares Outstanding (unlimited authorized, $.01 par value)	2,640,724
Net Asset Value Per Share	$17.33
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$18.29
Class B Shares:
Net Assets	$65,472,958
Shares Outstanding (unlimited authorized, $.01 par value)	4,021,355
Net Asset Value Per Share	$16.28
Class C Shares:
Net Assets	$6,054,659
Shares Outstanding (unlimited authorized, $.01 par value)	372,386
Net Asset Value Per Share	$16.26
Class D Shares:
Net Assets	$12,083,377
Shares Outstanding (unlimited authorized, $.01 par value)	683,286
Net Asset Value Per Share	$17.68

See Notes to Financial Statements

11

Morgan Stanley Total Return Trust

Financial Statements continued

Statement of Operations

For the six months ended January 31, 2006 (unaudited)

Net Investment Loss:
Income
Dividends	$842,811
Interest	182,182
Total Income	1,024,993
Expenses
Investment advisory fee	463,076
Distribution fee (Class A shares)	59,572
Distribution fee (Class B shares)	359,027
Distribution fee (Class C shares)	31,304
Transfer agent fees and expenses	161,826
Administration fee	55,293
Professional fees	49,962
Shareholder reports and notices	36,476
Registration fees	25,281
Custodian fees	5,679
Trustees' fees and expenses	822
Other	9,952
Total Expenses	1,258,270
Net Investment Loss	(233,277)
Net Realized and Unrealized Gain (Loss):
Net realized gain	21,774,577
Net change in unrealized appreciation	(12,467,814)
Net Gain	9,306,763
Net Increase	$9,073,486

See Notes to Financial Statements

12

Morgan Stanley Total Return Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JANUARY 31, 2006	FOR THE YEAR ENDED JULY 31, 2005
	(unaudited )
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(233,277)	$(214,707)
Net realized gain	21,774,577	17,862,582
Net change in unrealized appreciation	(12,467,814)	752,503
Net Increase	9,073,486	18,400,378
Net decrease from transactions in shares of beneficial interest	(28,092,072)	(70,046,028)
Net Decrease	(19,018,586)	(51,645,650)
Net Assets:
Beginning of period	148,384,930	200,030,580
End of Period (Including an accumulated net investment loss of $224,269 and accumulated undistributed net investment income of $9,008, respectively)	$129,366,344	$148,384,930

See Notes to Financial Statements

13

Morgan Stanley Total Return Trust

Notes to Financial Statements January 31, 2006 (unaudited)

1.   Organization and Accounting Policies

Morgan Stanley Total Return Trust (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as a diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

14

Morgan Stanley Total Return Trust

Notes to Financial Statements January 31, 2006 (unaudited) continued

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund’s net assets determined

15

Morgan Stanley Total Return Trust

Notes to Financial Statements January 31, 2006 (unaudited) continued

at the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% to the portion of the daily net assets in excess of $1 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,843,314 at January 31, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended January 31, 2006, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended January 31, 2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

16

Morgan Stanley Total Return Trust

Notes to Financial Statements January 31, 2006 (unaudited) continued

shares of $6, $100,270 and $107, respectively and received $2,212 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended January 31, 2006 aggregated $105,073,587 and $127,040,328, respectively.

For the six months ended January 31, 2006, the Fund incurred brokerage commissions of $60,092 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund. At January 31, 2006, the Fund’s receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc. of $2,993,014.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of July 31, 2005, the Fund had a net capital loss carryforward of $277,231,861 of which $178,361,135 will expire on July 31, 2010 and $98,870,726 will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences primarily attributable to nondeductible expenses.

17

Morgan Stanley Total Return Trust

Notes to Financial Statements January 31, 2006 (unaudited) continued

6.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JULY 31, 2005
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	16,015	$263,795	40,138	$610,291
Conversion from Class B	269,818	4,404,847	2,793,268	42,642,398
Redeemed	(661,489)	(10,957,516)	(563,261)	(8,769,559)
Net increase (decrease) – Class A	(375,656)	(6,288,874)	2,270,145	34,483,130
CLASS B SHARES
Sold	16,696	259,534	144,505	2,094,092
Conversion to Class A	(286,639)	(4,404,847)	(2,954,541)	(42,642,398)
Redeemed	(934,566)	(14,454,042)	(3,883,837)	(56,540,787)
Net decrease – Class B	(1,204,509)	(18,599,355)	(6,693,873)	(97,089,093)
CLASS C SHARES
Sold	5,976	93,161	17,337	254,480
Redeemed	(70,742)	(1,092,591)	(219,850)	(3,206,208)
Net decrease – Class C	(64,766)	(999,430)	(202,513)	(2,951,728)
CLASS D SHARES
Sold	22,498	380,415	108,549	1,683,740
Redeemed	(154,855)	(2,584,828)	(391,912)	(6,172,077)
Net decrease – Class D	(132,357)	(2,204,413)	(283,363)	(4,488,337)
Net decrease in Fund	(1,777,288)	$(28,092,072)	(4,909,604)	$(70,046,028)

7.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to

18

Morgan Stanley Total Return Trust

Notes to Financial Statements January 31, 2006 (unaudited) continued

brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund’s financial statements for the effect, if any, of this matter.

8.   Subsequent Event

On February 6, 2006, the Trustees of Morgan Stanley Strategist Fund ("Strategist") and the Fund approved a plan of reorganization whereby the Fund would be merged into Strategist. The plan of reorganization is subject to the consent of the Fund's shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of Strategist and shareholders of the Fund would become shareholders of Strategist, receiving shares of the corresponding class of Strategist equal to the value of their holdings in the Fund.

19

Morgan Stanley Total Return Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JULY 31,
			2005	2004	2003	2002	2001
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.15		$14.50	$13.23	$13.18	$17.26	$23.88
Income (loss) from investment operations:
Net investment income (loss)‡	0.01		0.06	(0.01)	0.07	(0.02)	(0.07)
Net realized and unrealized gain (loss)	1.17		1.59	1.28	(0.02)	(4.06)	(6.16)
Total income (loss) from investment operations	1.18		1.65	1.27	0.05	(4.08)	(6.23)
Less distributions from net realized gain	—		—	—	—	—	(0.39)
Net asset value, end of period	$17.33		$16.15	$14.50	$13.23	$13.18	$17.26
Total Return†	7.31	% (1)	11.38%	9.60%	0.38%	(23.64)%	(26.31)%
Ratios to Average Net Assets(3):
Expenses	1.42	% (2)	1.35%	1.30%	1.26%	1.22%	1.12%
Net investment income (loss)	0.06	% (2)	0.45%	(0.09)%	0.58%	(0.14)%	(0.34)%
Supplemental Data:
Net assets, end of period, in thousands	$45,755		$48,711	$10,817	$12,068	$14,003	$22,074
Portfolio turnover rate	82	% (1)	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Not annualized.
(2)	Annualized.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

20

Morgan Stanley Total Return Trust

Financial Highlights continued

	FOR THE SIX MONTHS ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JULY 31,
			2005	2004	2003	2002	2001
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.23		$13.78	$12.67	$12.72	$16.78	$23.41
Income (loss) from investment operations:
Net investment loss‡	(0.05)		(0.05)	(0.11)	(0.02)	(0.14)	(0.22)
Net realized and unrealized gain (loss)	1.10		1.50	1.22	(0.03)	(3.92)	(6.02)
Total income (loss) from investment operations	1.05		1.45	1.11	(0.05)	(4.06)	(6.24)
Less distributions from net realized gain	—		—	—	—	—	(0.39)
Net asset value, end of period	$16.28		$15.23	$13.78	$12.67	$12.72	$16.78
Total Return†	6.89	%(1)	10.52%	8.76%	(0.39)%	(24.20)%	(26.89)%
Ratios to Average Net Assets(3):
Expenses	2.17	%(2)	2.10%	2.05%	2.04%	1.98%	1.91%
Net investment loss	(0.69	)%(2)	(0.30)%	(0.84)%	(0.20)%	(0.90)%	(1.13)%
Supplemental Data:
Net assets, end of period, in thousands	$65,473		$79,599	$164,215	$209,086	$302,387	$569,589
Portfolio turnover rate	82	%(1)	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Not annualized.
(2)	Annualized.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

21

Morgan Stanley Total Return Trust

Financial Highlights continued

	FOR THE SIX MONTHS ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JULY 31,
			2005	2004	2003	2002	2001
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$15.21		$13.76	$12.65	$12.70	$16.77	$23.40
Income (loss) from investment operations:
Net investment loss‡	(0.05)		(0.05)	(0.11)	(0.02)	(0.14)	(0.22)
Net realized and unrealized gain (loss)	1.10		1.50	1.22	(0.03)	(3.93)	(6.02)
Total income (loss) from investment operations	1.05		1.45	1.11	(0.05)	(4.07)	(6.24)
Less distributions from net realized gain	—		—	—	—	—	(0.39)
Net asset value, end of period	$16.26		$15.21	$13.76	$12.65	$12.70	$16.77
Total Return†	6.90	%(1)	10.54%	8.77%	(0.86)%	(23.91)%	(26.87)%
Ratios to Average Net Assets(3):
Expenses	2.17	%(2)	2.10%	2.04%	2.03%	1.98%	1.91%
Net investment loss	(0.69)	% (2)	(0.30)%	(0.83)%	(0.19)%	(0.90)%	(1.13)%
Supplemental Data:
Net assets, end of period, in thousands	$6,055		$6,649	$8,800	$11,042	$15,091	$25,906
Portfolio turnover rate	82	%(1)	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Not annualized.
(2)	Annualized.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

22

Morgan Stanley Total Return Trust

Financial Highlights continued

	FOR THE SIX MONTHS ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JULY 31,
			2005	2004	2003	2002	2001
	(unaudited)
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.46		$14.74	$13.42	$13.34	$17.43	$24.05
Income (loss) from investment operations:
Net investment income (loss)‡	0.03		0.10	0.02	0.10	0.02	(0.03)
Net realized and unrealized gain (loss)	1.19		1.62	1.30	(0.02)	(4.11)	(6.20)
Total income (loss) from investment operations	1.22		1.72	1.32	0.08	(4.09)	(6.23)
Less distributions from net realized gain	—		—	—	—	—	(0.39)
Net asset value, end of period	$17.68		$16.46	$14.74	$13.42	$13.34	$17.43
Total Return†	7.41	% (1)	11.67%	9.84%	0.60%	(23.47)%	(26.12)%
Ratios to Average Net Assets(3):
Expenses	1.17	% (2)	1.10%	1.05%	1.04%	0.98%	0.91%
Net investment income (loss)	0.31	% (2)	0.70%	0.16%	0.80%	0.10%	(0.13)%
Supplemental Data:
Net assets, end of period, in thousands	$12,083		$13,426	$16,198	$18,679	$24,018	$36,105
Portfolio turnover rate	82	% (1)	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Not annualized.
(2)	Annualized.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

23

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2006 Morgan Stanley

38588RPT-RA06-00225P-Y01/06	MORGAN STANLEY FUNDS
Morgan Stanley Total Return Trust Semiannual Report January 31, 2006

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Total Return Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended July 31, 2005

Total Return for the 12 Months Ended July 31, 2005

Class A	Class B	Class C	Class D	S&P 500® Index[1]	Lipper Multi-Cap Core Funds Index[2]
11.38%	10.52%	10.54%	11.67%	14.04%	17.95%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

While this past year might ultimately be viewed as a key inflection point for interest rates and inflation, asset class performance for the reporting period provided attractive returns relative to recent history. Stocks, as measured by the S&P 500® Index, returned just over 14 percent, while bonds, as measured by the Lehman Brothers U.S. Government/Credit Index, returned nearly five percent. Yields on short-term investments nearly tripled, as certificates of deposit and other short-term instruments recalibrated to higher federal funds target rates.

In June 2004, reacting to a potential lower risk of deflation and more confident that economic growth was imminent, the Federal Reserve began raising short-term interest rates, taking the federal funds target rate from 1.00 percent to 3.25 percent by July 31, 2005. While persistent in their drive to remove "easy" or accommodative credit from the economy, the central bank found that their "measured," predictable pace did little to slow asset class appreciation, especially in markets which depend on low interest rates to grow, such as housing, consumer durables and consumer financing. As of the close of the reporting period, it would appear that this cycle of tightening has had little impact on economic activity, leading us to surmise that the Federal Reserve will likely continue to increase rates until there is some sense that monetary policy is no longer fueling growth.

A balancing act between price increases and competitive discounting kept most inflation indicators in check during the reporting period, although the inflation picture clearly deteriorated as the summer months approached. While many consumer goods, such as autos, personal computers, and services in general, carried manufacturers' discounts and rebates (in an attempt to hold market share), both individual and corporate buyers saw sharp price increases in a number of goods and services. Oil, copper, gold and many agricultural commodity prices also rose throughout the year, but only more recently began to affect consumers at the retail level.

Despite higher rates and price pressures, corporate profits continued to come in well ahead of expectations. Corporations around the world demonstrated strong capital disciplines and avoided the temptations of large mergers and acquisitions; preferring instead to retain cash, buy back their own stock, raise dividends and lower debt. Cash flows have filled many corporate coffers, and have led to 75-year highs in balance sheet strength.

Performance Analysis

Morgan Stanley Total Return Trust underperformed the S&P 500® Index and the Lipper Multi-Cap Core Funds Index for the 12 months ended July 31, 2005, assuming no deduction of applicable sales charges. Our analysis of marketplace opportunity resulted in a bias toward larger capitalization, income-producing securities. However, this positioning tempered the pace of overall gains, as smaller cap stocks outpaced large caps for an unprecedented sixth year in a row. Moreover, in contrast to our more conservative stance, the market exhibited a penchant for stocks in higher-volatility sectors. Holdings in biotechnology, consumer cyclicals and utilities also hindered performance.

In contrast, beneficial contributors to performance included energy, industrial, consumer staple, healthcare and transportation exposures. We reduced holdings in technology and financials throughout the reporting period. At the end of the period, the Fund held 49 positions in nine of the 10 major Standard & Poor's 500 sectors, with only utilities not represented within the portfolio.

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. In selecting investments to buy, hold or sell, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., typically uses a "top-down" investment process that considers the overall economic outlook, the development of industry/sector preferences and, lastly, specific stock selections. Generally, the Fund will invest in companies that: (i) have a market capitalization of at least $1 billion, and (ii) in the view of the Investment Adviser, are expected to pay dividends or interest income. Up to 35 percent of the Fund's net assets may be invested in foreign securities (including depositary receipts).

For More Information About
Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders,nor are the reports posted to the Morgan Stanley public

TOP 10 HOLDINGS
Exxon Mobil Corp.	3.4%
Corporate Executive Board Co. (The)	3.3
Gillette Co. (The)	3.3
Sherwin-Williams Co.	3.2
Praxair, Inc.	3.2
ALLTEL Corp.	3.1
Boeing Co.	3.1
General Electric Co.	3.0
Marvell Technology Group Ltd. (Bermuda)	2.9
CVS Corp.	2.9

TOP FIVE INDUSTRIES
Semiconductors	6.2%
Industrial Conglomerates	5.6
Home Improvement Chains	5.4
Regional Banks	4.8
Major Telecommunications	4.1

Data as of July 31, 2005. Subject to change daily. All percentages for top 10 holdings and top five industries are as a percentage of net assets. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures
and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class B

Average Annual Total Returns — Period Ended July 31, 2005

	Class A Shares* (since 07/28/97)		Class B Shares** (since 11/30/94)		Class C Shares† (since 07/28/97)		Class D Shares†† (since 07/28/97)
Symbol	TRFAX		TRFBX		TRFCX		TRFDX
1 Year	11.38%	[3]	10.52%	[3]	10.54%	[3]	11.67%	[3]
	5.53	[4]	5.52	[4]	9.54	[4]	—
5 Years	(7.17)	[3]	(7.87)	[3]	(7.88)	[3]	(6.95)	[3]
	(8.16)	[4]	(8.24)	[4]	(7.88)	[4]	—
10 Years	—		6.30	[3]	—		—
	—		6.30	[4]	—		—
Since Inception	2.58	[3]	7.64	[3]	1.84	[3]	2.82	[3]
	1.89	[4]	7.64	[4]	1.84	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Standard & Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on July 31, 2005.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/05 – 07/31/05.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	02/01/05	07/31/05	02/01/05 – 07/31/05
Class A
Actual (2.87% return)	$1,000.00	$1,028.70	$6.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$6.90
Class B
Actual (2.49% return)	$1,000.00	$1,024.90	$10.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.23	$10.64
Class C
Actual (2.49% return)	$1,000.00	$1,024.90	$10.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.23	$10.64
Class D
Actual (3.00% return)	$1,000.00	$1,030.00	$5.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.19	$5.66

*	Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.13%, 2.13% and 1.13% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Fund's performance was lower than its performance peer group average for all three periods. The Board noted that performance has improved, relative to the performance peer group, from the five- to the three- to the one-year period. The Board concluded that the Fund's performance was improving and was now competitive with its performance peer group.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together the "Management Fee") paid by the Fund under the Management Agreement and the total expense ratio of the Fund. The Board noted that: (i) the Fund's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund's total expense ratio was also lower than the average total expense ratio of the funds included in the Fund's expense peer group. The Board concluded that the Fund's management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Fund shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Total Return Trust

Portfolio of Investments July 31, 2005

NUMBER OF SHARES		VALUE
	Common Stocks (94.0%)
	Aerospace & Defense (3.1%)
70,000	Boeing Co.	$4,620,700
	Apparel/Footwear (0.9%)
40,000	Phillips-Van Heusen Corp.	1,356,000
	Biotechnology (2.1%)
40,000	Amgen Inc.*	3,190,000
	Chemicals: Specialty (3.2%)
95,000	Praxair, Inc.	4,692,050
	Computer Peripherals (0.9%)
100,000	EMC Corp.*	1,369,000
	Computer Processing Hardware (2.4%)
45,000	Apple Computer, Inc.*	1,919,250
40,000	Dell, Inc.*	1,618,800
		3,538,050
	Data Processing Services (2.8%)
35,000	Fiserv, Inc.*	1,552,950
40,000	Global Payments Inc.	2,649,600
		4,202,550
	Department Stores (2.6%)
50,000	Federated Department Stores, Inc.	3,793,500
	Drugstore Chains (2.9%)
140,000	CVS Corp.	4,344,200
	Electronic Equipment/ Instruments (0.8%)
30,000	Scientific-Atlanta, Inc.	1,155,000
	Electronic Production Equipment (1.3%)
70,000	Lam Research Corp.*	1,991,500
	Financial Conglomerates (2.2%)
60,000	American Express Co.	3,300,000
	Financial Publishing/Services (1.9%)
60,000	McGraw-Hill Companies, Inc. (The)	2,760,600
	Home Improvement Chains (5.4%)
50,000	Lowe's Companies, Inc.	3,311,000
100,000	Sherwin-Williams Co.	4,761,000
		8,072,000
	Hospital/Nursing Management (1.8%)
70,000	Community Health Systems Inc.*	$2,702,700
	Hotels/Resorts/Cruiselines (2.5%)
55,000	Marriott International, Inc. (Class A)	3,765,850
	Household/Personal Care (3.3%)
90,000	Gillette Co. (The)	4,830,300
	Industrial Conglomerates (5.6%)
130,000	General Electric Co.	4,485,000
20,000	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	1,563,400
45,000	United Technologies Corp.	2,281,500
		8,329,900
	Integrated Oil (3.4%)
85,000	Exxon Mobil Corp.	4,993,750
	Life/Health Insurance (1.3%)
100,000	UnumProvident Corp.	1,915,000
	Major Banks (2.7%)
50,000	Bank of America Corp.	2,180,000
25,000	SunTrust Banks, Inc.	1,818,000
		3,998,000
	Major Telecommunications (4.1%)
70,000	ALLTEL Corp.	4,655,000
55,000	Sprint Nextel Corp.	1,479,500
		6,134,500
	Managed Health Care (2.0%)
65,000	Caremark Rx, Inc.*	2,897,700
	Media Conglomerates (2.0%)
115,000	Disney (Walt) Co. (The)	2,948,600
	Medical Specialties (2.9%)
40,000	Bard (C.R.), Inc.	2,671,600
35,000	St. Jude Medical, Inc.*	1,659,350
		4,330,950
	Miscellaneous Commercial Services (3.3%)
60,000	Corporate Executive Board Co. (The)	4,840,800
	Multi-Line Insurance (1.5%)
40,000	Safeco Corp.	2,197,600

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Portfolio of Investments July 31, 2005 continued

NUMBER OF SHARES		VALUE
	Oil & Gas Production (2.5%)
45,000	Occidental Petroleum Corp.	$3,702,600
	Oilfield Services/ Equipment (3.3%)
35,000	Cooper Cameron Corp.*	2,484,300
45,996	National-Oilwell Varco, Inc.*	2,407,891
		4,892,191
	Other Metals/Minerals (0.8%)
40,000	BHP Ltd. (ADR) (Australia)	1,184,800
	Packaged Software (1.3%)
75,000	Microsoft Corp.	1,920,750
	Pharmaceuticals: Major (2.2%)
50,000	Johnson & Johnson	3,198,000
	Property – Casualty Insurers (2.9%)
70,000	Allstate Corp. (The)	4,288,200
	Regional Banks (4.8%)
60,000	Marshall & Ilsley Corp.	2,755,200
65,000	Synovus Financial Corp.	1,922,050
35,000	Zions Bancorporation	2,501,800
		7,179,050
	Restaurants (1.1%)
60,000	Applebee's International, Inc.	1,590,600
	Semiconductors (6.2%)
85,000	Intel Corp.	2,306,900
100,000	Marvell Technology Group Ltd. (Bermuda)*	4,369,000
35,000	Microchip Technology Inc.	1,087,450
55,000	NVIDIA Corp.*	1,488,300
		9,251,650
	Total Common Stocks (Cost $117,269,845)	139,478,641

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investment (6.9%)
	Repurchase Agreement
$10,202	Joint repurchase agreement account 3.29% due 08/01/05 (dated 07/29/05; proceeds $10,204,797) (a) (Cost $10,202,000)	$10,202,000

Total Investments
(Cost$127,471,845)(b)	100.9%	149,680,641
Liabilities in Excess of Other Assets	(0.9)	(1,295,711)
Net Assets	100.0%	$148,384,930

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Collateralized by federal agency and U.S. Treasury obligations.
(b)	The aggregate cost for federal income tax purposes is $127,462,645. The aggregate gross unrealized appreciation is $23,155,818 and the aggregate gross unrealized depreciation is $937,822, resulting in net unrealized appreciation of $22,217,996.

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Summary of Investments July 31, 2005

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Repurchase Agreement	$10,202,000	6.9%
Semiconductors	9,251,650	6.2
Industrial Conglomerates	8,329,900	5.6
Home Improvement Chains	8,072,000	5.4
Regional Banks	7,179,050	4.8
Major Telecommunications	6,134,500	4.1
Integrated Oil	4,993,750	3.4
Oilfield Services/Equipment	4,892,191	3.3
Miscellaneous Commercial Services	4,840,800	3.3
Household/Personal Care	4,830,300	3.3
Chemicals: Specialty	4,692,050	3.2
Aerospace & Defense	4,620,700	3.1
Drugstore Chains	4,344,200	2.9
Medical Specialties	4,330,950	2.9
Property – Casualty Insurers	4,288,200	2.9
Data Processing Services	4,202,550	2.8
Major Banks	3,998,000	2.7
Department Stores	3,793,500	2.6
Hotels/Resorts/Cruiselines	3,765,850	2.5
Oil & Gas Production	3,702,600	2.5
Computer Processing Hardware	3,538,050	2.4
Financial Conglomerates	$3,300,000	2.2%
Pharmaceuticals: Major	3,198,000	2.2
Biotechnology	3,190,000	2.1
Media Conglomerates	2,948,600	2.0
Managed Health Care	2,897,700	2.0
Financial Publishing/Services	2,760,600	1.9
Hospital/Nursing Management	2,702,700	1.8
Multi-Line Insurance	2,197,600	1.5
Electronic Production Equipment	1,991,500	1.3
Packaged Software	1,920,750	1.3
Life/Health Insurance	1,915,000	1.3
Restaurants	1,590,600	1.1
Computer Peripherals	1,369,000	0.9
Apparel/Footwear	1,356,000	0.9
Other Metals/Minerals	1,184,800	0.8
Electronic Equipment/ Instruments	1,155,000	0.8
	$149,680,641	100.9%

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Financial Statements

Statement of Assets and Liabilities

July 31, 2005

Assets:
Investments in securities, at value (cost $127,471,845)	$149,680,641
Receivable for:
Investments sold	1,738,515
Shares of beneficial interest sold	50,413
Dividends	39,600
Foreign withholding taxes reclaimed	22,837
Prepaid expenses and other assets	28,687
Total Assets	151,560,693
Liabilities:
Payable for:
Investments purchased	2,634,978
Shares of beneficial interest redeemed	299,419
Investment advisory fee	84,877
Distribution fee	84,573
Administration fee	10,135
Accrued expenses and other payables	61,781
Total Liabilities	3,175,763
Net Assets	$148,384,930
Composition of Net Assets:
Paid-in-capital	$403,398,991
Net unrealized appreciation	22,208,796
Accumulated undistributed net investment income	9,008
Accumulated net realized loss	(277,231,865)
Net Assets	$148,384,930
Class A Shares:
Net Assets	$48,710,511
Shares Outstanding (unlimited authorized, $.01 par value)	3,016,380
Net Asset Value Per Share	$16.15
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$17.04
Class B Shares:
Net Assets	$79,598,608
Shares Outstanding (unlimited authorized, $.01 par value)	5,225,864
Net Asset Value Per Share	$15.23
Class C Shares:
Net Assets	$6,649,486
Shares Outstanding (unlimited authorized, $.01 par value)	437,152
Net Asset Value Per Share	$15.21
Class D Shares:
Net Assets	$13,426,325
Shares Outstanding (unlimited authorized, $.01 par value)	815,643
Net Asset Value Per Share	$16.46

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Financial Statements continued

Statement of Operations

For the year ended July 31, 2005

Net Investment Loss:
Income
Dividends (net of $17,128 foreign withholding tax)	$2,983,788
Interest	188,542
Total Income	3,172,330
Expenses
Distribution fee (Class A shares)	52,934
Distribution fee (Class B shares)	1,318,399
Distribution fee (Class C shares)	78,623
Investment advisory fee	1,219,341
Transfer agent fees and expenses	400,806
Administration fee	102,158
Professional fees	71,239
Shareholder reports and notices	65,007
Registration fees	47,805
Custodian fees	12,940
Trustees' fees and expenses	2,317
Other	15,468
Total Expenses	3,387,037
Net Investment Loss	(214,707)
Net Realized and Unrealized Gain:
Net realized gain	17,862,582
Net change in unrealized appreciation	752,503
Net Gain	18,615,085
Net Increase	$18,400,378

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED JULY 31, 2005	FOR THE YEAR ENDED JULY 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(214,707)	$(1,679,052)
Net realized gain	17,862,582	29,446,323
Net change in unrealized appreciation	752,503	(6,062,485)
Net Increase	18,400,378	21,704,786
Net decrease from transactions in shares of beneficial interest	(70,046,028)	(72,548,099)
Net Decrease	(51,645,650)	(50,843,313)
Net Assets:
Beginning of period	200,030,580	250,873,893
End of Period
(Including accumulated undistributed net investment income of $9,008 and $256, respectively)	$148,384,930	$200,030,580

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005

1.   Organization and Accounting Policies

Morgan Stanley Total Return Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005 continued

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005 continued

2.   Investment Advisory/Administration Agreements

Effective November 1, 2004, pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% to the portion of the daily net assets in excess of $1 billion.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Prior to November 1, 2004, the Fund retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of the daily net assets not exceeding $500 million; 0.725% to the portion of the daily net assets exceeding $500 million, but not exceeding $1 billion; and 0.70% to the portion of the daily net assets in excess of $1 billion.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,081,064 at July 31, 2005.

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2005, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $911, $295,330 and $403, respectively and received $898 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2005 aggregated $168,420,479 and $227,005,924, respectively. Included in the aforementioned are purchases and sales of $79,531 and $2,475,800, respectively, with other Morgan Stanley funds, including a net realized gain of $361,720.

For the year ended July 31, 2005, the Fund incurred brokerage commissions of $78,955 with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 2005, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $320,974.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent. At July 31, 2005, the Fund had transfer agent fees and expenses payable of approximately $2,700.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005 continued

5.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of July 31, 2005, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings	—
Capital loss carryforward*	$(277,231,861)
Temporary differences	(196)
Net unrealized appreciation	22,217,996
Total accumulated losses	$(255,014,061)

*   During the year ended July 31, 2005, the Fund utilized $17,844,078 of its net capital loss carryforward. As of July 31, 2005, the Fund had a net capital loss carryforward of $277,231,861 of which $178,361,135 will expire on July 31, 2010 and $98,870,726 will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2005, the Fund had temporary book/tax differences primarily attributable to nondeductible expenses and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $242,115, accumulated undistributed net investment income was credited $223,459 and accumulated net realized loss was credited $18,656.

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005 continued

6.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JULY 31, 2005		FOR THE YEAR ENDED JULY 31, 2004
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	40,138	$610,291	96,086	$1,387,377
Conversion from Class B	2,793,268	42,642,398	—	—
Redeemed	(563,261)	(8,769,559)	(261,837)	(3,749,296)
Net increase (decrease) – Class A	2,270,145	34,483,130	(165,751)	(2,361,919)
CLASS B SHARES
Sold	144,505	2,094,092	440,636	5,991,541
Conversion to Class A	(2,954,541)	(42,642,398)	—	—
Redeemed	(3,883,837)	(56,540,787)	(5,022,958)	(68,688,441)
Net decrease – Class B	(6,693,873)	(97,089,093)	(4,582,322)	(62,696,900)
CLASS C SHARES
Sold	17,337	254,480	26,523	362,291
Redeemed	(219,850)	(3,206,208)	(259,716)	(3,532,162)
Net decrease – Class C	(202,513)	(2,951,728)	(233,193)	(3,169,871)
CLASS D SHARES
Sold	108,549	1,683,740	182,669	2,648,378
Redeemed	(391,912)	(6,172,077)	(475,467)	(6,967,787)
Net decrease – Class D	(283,363)	(4,488,337)	(292,798)	(4,319,409)
Net decrease in Fund	(4,909,604)	$(70,046,028)	(5,274,064)	$(72,548,099)

7.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to

Morgan Stanley Total Return Trust

Notes to Financial Statements July 31, 2005 continued

brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 10, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

Morgan Stanley Total Return Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JULY 31,
	2005	2004	2003	2002	2001
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.50	$13.23	$13.18	$17.26	$23.88
Income (loss) from investment operations:
Net investment income (loss)‡	0.06	(0.01)	0.07	(0.02)	(0.07)
Net realized and unrealized gain (loss)	1.59	1.28	(0.02)	(4.06)	(6.16)
Total income (loss) from investment operations	1.65	1.27	0.05	(4.08)	(6.23)
Less distributions from net realized gain	—	—	—	—	(0.39)
Net asset value, end of period	$16.15	$14.50	$13.23	$13.18	$17.26
Total Return†	11.38%	9.60%	0.38%	(23.64)%	(26.31)%
Ratios to Average Net Assets(1):
Expenses	1.35%	1.30%	1.26%	1.22%	1.12%
Net investment income (loss)	0.45%	(0.09)%	0.58%	(0.14)%	(0.34)%
Supplemental Data:
Net assets, end of period, in thousands.	$48,711	$10,817	$12,068	$14,003	$22,074
Portfolio turnover rate	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific purposes.

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2005	2004	2003	2002	2001
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.78	$12.67	$12.72	$16.78	$23.41
Income (loss) from investment operations:
Net investment loss‡	(0.05)	(0.11)	(0.02)	(0.14)	(0.22)
Net realized and unrealized gain (loss)	1.50	1.22	(0.03)	(3.92)	(6.02)
Total income (loss) from investment operations	1.45	1.11	(0.05)	(4.06)	(6.24)
Less distributions from net realized gain	—	—	—	—	(0.39)
Net asset value, end of period .	$15.23	$13.78	$12.67	$12.72	$16.78
Total Return†	10.52%	8.76%	(0.39)%	(24.20)%	(26.89)%
Ratios to Average Net Assets(1):
Expenses	2.10%	2.05%	2.04%	1.98%	1.91%
Net investment loss	(0.30)%	(0.84)%	(0.20)%	(0.90)%	(1.13)%
Supplemental Data:
Net assets, end of period, in thousands.	$79,599	$164,215	$209,086	$302,387	$569,589
Portfolio turnover rate	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific purposes.

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2005	2004	2003	2002	2001
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.76	$12.65	$12.70	$16.77	$23.40
Income (loss) from investment operations:
Net investment loss‡	(0.05)	(0.11)	(0.02)	(0.14)	(0.22)
Net realized and unrealized gain (loss)	1.50	1.22	(0.03)	(3.93)	(6.02)
Total income (loss) from investment operations	1.45	1.11	(0.05)	(4.07)	(6.24)
Less distributions from net realized gain	—	—	—	—	(0.39)
Net asset value, end of period .	$15.21	$13.76	$12.65	$12.70	$16.77
Total Return†	10.54%	8.77%	(0.86)%	(23.91)%	(26.87)%
Ratios to Average Net Assets(1):
Expenses	2.10%	2.04%	2.03%	1.98%	1.91%
Net investment loss	(0.30)%	(0.83)%	(0.19)%	(0.90)%	(1.13)%
Supplemental Data:
Net assets, end of period, in thousands.	$6,649	$8,800	$11,042	$15,091	$25,906
Portfolio turnover rate	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific purposes.

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.74	$13.42	$13.34	$17.43	$24.05
Income (Loss) from investment operations:
Net investment income (loss)‡	0.10	0.02	0.10	0.02	(0.03)
Net realized and unrealized gain (loss)	1.62	1.30	(0.02)	(4.11)	(6.20)
Total income (loss) from investment operations	1.72	1.32	0.08	(4.09)	(6.23)
Less distributions from net realized gain ..	—	—	—	—	(0.39)
Net asset value, end of period ..	$16.46	$14.74	$13.42	$13.34	$17.43
Total Return†	11.67%	9.84%	0.60%	(23.47)%	(26.12)%
Ratios to Average Net Assets(1):
Expenses	1.10%	1.05%	1.04%	0.98%	0.91%
Net investment income (loss) ..	0.70%	0.16%	0.80%	0.10%	(0.13)%
Supplemental Data:
Net assets, end of period, in thousands	$13,426	$16,198	$18,679	$24,018	$36,105
Portfolio turnover rate	101%	88%	131%	54%	107%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific purposes.

See Notes to Financial Statements

Morgan Stanley Total Return Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Total Return Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Total Return Trust (the "Fund"), including the portfolio of investments, as of July 31, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Total Return Trust as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 16, 2005

Morgan Stanley Total Return Trust

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (72) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Morgan Stanley Total Return Trust

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (62) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	Director of various business organizations.
Fergus Reid (72) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Total Return Trust

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of the Distributor and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds").
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Total Return Trust

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Mitchell M. Merin (51) 1221 Avenue of the Americas New York, NY 10020	President	Since May 1999	President and Chief Operating Officer of Morgan Stanley Investment Management Inc.; President, Director and Chief Executive Officer of the Investment Adviser and the Administrator; Chairman and Director of the Distributor; Chairman and Director of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President of the Institutional Funds (since July 2003) and President of the Retail Funds (since May 1999); Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee and President (since October 2002) of the Van Kampen Open-End Funds.
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Since April 2003	Principal Executive Officer of Funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley; Managing Director, Chief Administrative Officer and Director of the Investment Adviser and the Administrator; Director of the Transfer Agent; Managing Director and Director of the Distributor; Executive Vice President and Principal Executive Officer of the Institutional Funds (since July 2003) and the Retail Funds (since April 2003); Director of Morgan Stanley SICAV (since May 2004); previously, President and Director of the Institutional Funds (March 2001-July 2003) and Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.
Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 1995	Managing Director and Chief Investment Officer of the Investment Adviser and Morgan Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).
Barry Fink (50) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director of the Investment Adviser and the Administrator; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of the Investment Adviser and the Administrator (February 1997-December 2001).
Amy R. Doberman (43) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser, Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 – July 2004) and General Counsel, Aeltus Investment Management Inc. (January 1997 – July 2000).

Morgan Stanley Total Return Trust

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Carsten Otto (41) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of the Investment Adviser and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.
Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).
Francis J. Smith (39) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and the Administrator (since December 2001); previously, Vice President of the Retail Funds (September 2002-July 2003); Vice President of the Investment Adviser and the Administrator (August 2000-November 2001) and Senior Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).
Thomas F. Caloia (59) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director (since December 2002) and Assistant Treasurer of the Investment Adviser, the Distributor and the Administrator; previously Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice President of the Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

(This page has been left blank intentionally.)

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2005 Morgan Stanley

38588RPT-RA05-00747P-Y07/05	MORGAN STANLEY FUNDS
Morgan Stanley Total Return Trust Annual Report July 31, 2005

MORGAN STANLEY STRATEGIST FUND
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information relates to the shares of Morgan Stanley Strategist Fund (‘‘Strategist’’) to be issued pursuant to an Agreement and Plan of Reorganization, dated February 6, 2006, between Strategist and Morgan Stanley Total Return Trust (‘‘Total Return’’) in connection with the acquisition by Strategist of substantially all of the assets, subject to stated liabilities, of Total Return. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated May 18, 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Strategist Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

The date of this Statement of Additional Information is May 18, 2006.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated May 18, 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to Total Return's shareholders in connection with the solicitation of proxies by the Board of Trustees of Total Return to be voted at the Special Meeting of Shareholders of Total Return to be held on July 17, 2006. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Strategist dated November 30, 2005 and the Statement of Additional Information of Total Return dated November 30, 2005.

ADDITIONAL INFORMATION ABOUT STRATEGIST

Fund History

For additional information about Strategist's history, see ‘‘Fund History’’ in Strategist's Statement of Additional Information.

Investment Objective, Policies and Risks

For additional information about Strategist's investment objective, policies and risks, see ‘‘Description of the Fund and Its Investments and Risks’’ in Strategist's Statement of Additional Information.

Portfolio Holdings

For additional information about Strategist's policies and procedures with respect to the disclosure of Strategist's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Strategist's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Strategist, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Strategist's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Strategist's investment advisor, Strategist's independent registered public accounting firm and other services provided to Strategist, see ‘‘Investment Advisory and Other Services’’ in Strategist's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Strategist, Strategist's investment adviser and Strategist's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Strategist's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Strategist, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Strategist's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Strategist, their compensation structure and their holdings in Strategist, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Strategist's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Strategist's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Strategist, see ‘‘Capital Stock and Other Securities’’ in Strategist's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Strategist's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Strategist's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Strategist's policies regarding dividends and distributions and tax matters affecting Strategist and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Strategist's Statement of Additional Information.

Distribution of Shares

For additional information about Strategist's distributor and the distribution agreement between Strategist and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Strategist's Statement of Additional Information.

Performance Data

For additional information about Strategist's performance, see ‘‘Performance Data’’ in Strategist's Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT TOTAL RETURN

Fund History

For additional information about Total Return's history, see ‘‘Fund History’’ in Total Return's Statement of Additional Information.

Investment Objective and Policies

For additional information about Total Return's investment objective and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Total Return's Statement of Additional Information.

Portfolio Holdings

For additional information about Total Return's policies and procedures with respect to the disclosure of Total Return's portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Total Return's Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Total Return, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Total Return's Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Total Return's investment adviser, independent registered public accounting firm and other services provided to Total Return, see ‘‘Investment Advisory and Other Services’’ in Total Return's Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Total Return, Total Return's investment adviser and Total Return's distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Total Return's Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Total Return, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Total Return's Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Total Return, their compensation structure and their holdings in Total Return, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Total Return's Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Total Return's Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Total Return, see ‘‘Capital Stock and Other Securities’’ in Total Return's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Total Return's shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Total Return's Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Total Return's policies regarding dividends and distributions and tax matters affecting Total Return and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Total Return's Statement of Additional Information.

Distribution of Shares

For additional information about Total Return's distributor and the distribution agreement between Total Return and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Total Return's Statement of Additional Information.

Performance Data

For additional information about Total Return's performance, see ‘‘Performance Data’’ in Total Return's Statement of Additional Information.

FINANCIAL STATEMENTS

Strategist's most recent audited financial statements are set forth in Strategist's Annual Report for the fiscal year ended July 31, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Total Return's most recent audited financial statements are set forth in Total Return's Annual Report for the fiscal year ended July 31, 2005, which is incorporated by reference in the Proxy Statement and Prospectus.

Shown below are Financial Statements for both Total Return and Strategist and Pro Forma Financial Statements for the Combined Fund at January 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Total Return and Strategist and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Total Return and Strategist and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for both Total Return and Strategist and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (72.1%)
Advertising/Marketing Services (0.8%)
Omnicom Group, Inc.	84,070	$6,876,085	28,640	$2,342,466	112,710	$9,218,551
Aerospace & Defense (1.9%)
Northrop Grumman Corp.	156,335	9,713,094	37,745	2,345,097	194,080	12,058,191
Raytheon Co.	136,300	5,584,211	84,600	3,466,062	220,900	9,050,273
		15,297,305		5,811,159		21,108,464
Agricultural Commodities/Milling (1.4%)
Archer-Daniels-Midland Co.	416,900	13,132,350	75,370	2,374,155	492,270	15,506,505
Beverages: Non-Alcoholic (0.8%)
Coca-Cola Co. (The)	164,605	6,811,355	31,595	1,307,401	196,200	8,118,756
Biotechnology (3.0%)
Applera Corp. – Celera Genomics Group	—	—	50,000	588,000	50,000	588,000
Celgene Corp.*	139,000	9,889,850	—	—	139,000	9,889,850
Gilead Sciences, Inc.*	94,540	5,754,650	—	—	94,540	5,754,650
Vertex Pharmaceuticals Inc.*	334,100	11,934,052	114,020	4,072,794	448,120	16,006,846
		27,578,552		4,660,794		32,239,346
Chemicals: Major Diversified (0.5%)
Dow Chemical Co. (The)	132,170	5,590,791	—	—	132,170	5,590,791
Chemicals: Specialty (0.6%)
Ashland Inc.	101,820	6,711,974	—	—	101,820	6,711,974
Computer Communications (1.2%)
Cisco Systems, Inc.*	534,430	9,924,365	148,600	2,759,502	683,030	12,683,867
Computer Peripherals (0.8%)
EMC Corp.*	567,500	7,604,500	100,000	1,340,000	667,500	8,944,500
Computer Processing Hardware (2.1%)
Apple Computer, Inc.*	260,180	19,646,192	45,000	3,397,950	305,180	23,044,142
Department Stores (0.7%)
Kohl's Corp.*	125,060	5,551,413	38,900	1,726,771	163,960	7,278,184
Discount Stores (1.2%)
Costco Wholesale Corp.	202,180	10,086,760	63,430	3,164,523	265,610	13,251,283
Electric Utilities (1.2%)
Ameren Corp.	104,500	5,304,420	20,950	1,063,422	125,450	6,367,842
American Electric Power Co., Inc.	—	—	28,360	1,058,394	28,360	1,058,394
FirstEnergy Corp.	94,500	4,734,450	21,540	1,079,154	116,040	5,813,604
		10,038,870		3,200,970		13,239,840
Electrical Products (1.2%)
Emerson Electric Co.	126,440	9,792,778	43,240	3,348,938	169,680	13,141,716
Electronic Production Equipment (1.0%)
Applied Materials, Inc.	429,400	8,180,070	146,000	2,781,300	575,400	10,961,370

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Electronics/Appliances (0.9%)
Sony Corp. (ADR) (Japan)	200,000	$9,780,000	—	—	200,000	$9,780,000
Environmental Services (1.4%)
Waste Management, Inc.	354,930	11,208,689	108,020	$3,411,272	462,950	14,619,961
Financial Conglomerates (3.5%)
American Express Co.	188,760	9,900,462	60,000	3,147,000	248,760	13,047,462
Citigroup, Inc.	246,490	11,481,504	59,450	2,769,181	305,940	14,250,685
JPMorgan Chase & Co.	250,230	9,946,643	—	—	250,230	9,946,643
		31,328,609		5,916,181		37,244,790
Food: Major Diversified (2.4%)
ConAgra Foods Inc.	307,830	6,381,316	—	—	307,830	6,381,316
Kellogg Co.	208,170	8,930,493	43,350	1,859,715	251,520	10,790,208
Kraft Foods Inc. (Class A)	228,295	6,721,005	67,385	1,983,814	295,680	8,704,819
		22,032,814		3,843,529		25,876,343
Food: Meat/Fish/Dairy (0.7%)
Dean Foods Co.*	193,450	7,337,559	—	—	193,450	7,337,559
Household/Personal Care (0.9%)
Colgate-Palmolive Co.	125,050	6,863,994	52,050	2,857,025	177,100	9,721,019
Industrial Conglomerates (2.3%)
General Electric Co.	297,140	9,731,335	65,000	2,128,750	362,140	11,860,085
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	269,000	10,563,630	64,560	2,535,271	333,560	13,098,901
		20,294,965		4,664,021		24,958,986
Information Technology Services (2.3%)
Electronic Data Systems Corp.	300,000	7,557,000	104,260	2,626,309	404,260	10,183,309
International Business Machines Corp.	145,840	11,856,792	29,300	2,382,090	175,140	14,238,882
		19,413,792		5,008,399		24,422,191
Integrated Oil (2.2%)
BP PLC (ADR) (United Kingdom)	100,200	7,245,462	—	—	100,200	7,245,462
Exxon Mobil Corp.	139,200	8,734,800	39,740	2,493,685	178,940	11,228,485
Royal Dutch Shell PLC (ADR) (Class A) (Netherlands)	85,000	5,789,350	—	—	85,000	5,789,350
		21,769,612		2,493,685		24,263,297
Internet Software/Services (1.9%)
Google, Inc. (Class A)*	17,965	7,783,336	4,850	2,101,263	22,815	9,884,599
Yahoo!, Inc.*	243,750	8,370,375	60,800	2,087,872	304,550	10,458,247
		16,153,711		4,189,135		20,342,846
Investment Banks/Brokers (1.2%)
Schwab (Charles) Corp. (The)	688,800	10,187,352	190,740	2,821,045	879,540	13,008,397
Major Banks (1.9%)
Bank of America Corp.	263,240	11,643,105	50,000	2,211,500	313,240	13,854,605
Wells Fargo & Co.	111,990	6,983,696	—	—	111,990	6,983,696
		18,626,801		2,211,500		20,838,301

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Major Telecommunications (0.5%)
AT&T Inc.	203,342	$5,276,725	—	—	203,342	$5,276,725
Media Conglomerates (0.9%)
Time Warner, Inc.	418,420	7,334,903	139,580	$2,446,837	558,000	9,781,740
Medical Specialties (3.6%)
Bard (C.R.), Inc.	148,320	9,406,454	40,000	2,536,800	188,320	11,943,254
Fisher Scientific International, Inc.*	136,840	9,150,491	—	—	136,840	9,150,491
Hospira, Inc.*	339,900	15,210,525	64,780	2,898,905	404,680	18,109,430
		33,767,470		5,435,705		39,203,175
Motor Vehicles (0.8%)
Honda Motor Co., Ltd. (ADR) (Japan)	321,530	9,147,529	—	—	321,530	9,147,529
Movies/Entertainment (1.2%)
Pixar, Inc.*	170,000	9,822,600	46,740	2,700,637	216,740	12,523,237
Oilfield Services/Equipment (2.0%)
Halliburton Co.	118,800	9,450,540	40,385	3,212,627	159,185	12,663,167
Smith International, Inc.	202,400	9,108,000	—	—	202,400	9,108,000
		18,558,540		3,212,627		21,771,167
Other Consumer Services (1.1%)
eBay, Inc.*	225,145	9,703,750	56,270	2,425,237	281,415	12,128,987
Packaged Software (3.1%)
Microsoft Corp.	394,200	11,096,730	75,000	2,111,250	469,200	13,207,980
Oracle Corp.*	804,600	10,113,822	209,000	2,627,130	1,013,600	12,740,952
Sybase, Inc.*	344,140	7,429,983	—	—	344,140	7,429,983
		28,640,535		4,738,380		33,378,915
Pharmaceuticals: Major (3.1%)
Johnson & Johnson	131,190	7,548,673	50,000	2,877,000	181,190	10,425,673
Lilly (Eli) & Co.	130,900	7,411,558	56,510	3,199,596	187,410	10,611,154
Wyeth	196,520	9,089,050	67,960	3,143,150	264,480	12,232,200
		24,049,281		9,219,746		33,269,027
Property – Casualty Insurers (1.0%)
Allstate Corp. (The)	160,900	8,374,845	45,000	2,342,250	205,900	10,717,095
Railroads (1.0%)
Union Pacific Corp.	93,500	8,271,010	28,020	2,478,649	121,520	10,749,659
Semiconductors (2.5%)
Freescale Semiconductor Inc. (Class B)*	265,821	6,711,980	—	—	265,821	6,711,980
Intel Corp.	277,450	5,901,362	85,000	1,807,950	362,450	7,709,312
Micron Technology, Inc.*	472,400	6,934,832	—	—	472,400	6,934,832
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (Taiwan)	481,213	5,197,100	—	—	481,213	5,197,100
		24,745,274		1,807,950		26,553,224
Specialty Telecommunications (1.2%)
Citizens Communications Co.	837,500	10,276,125	206,150	2,529,460	1,043,650	12,805,585

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund		Morgan Stanley Total Return Trust		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Steel (3.2%)
Nucor Corp.	144,300	$12,154,389	33,260	$2,801,490	177,560	$14,955,879
United States Steel Corp.	275,000	16,431,250	46,350	2,769,413	321,350	19,200,663
		28,585,639		5,570,903		34,156,542
Telecommunication Equipment (4.1%)
Corning, Inc.*	667,680	16,258,008	—	—	667,680	16,258,008
Motorola, Inc.	587,975	13,352,912	107,100	2,432,241	695,075	15,785,153
Nokia Corp. (ADR) (Finland)	649,985	11,946,724	—	—	649,985	11,946,724
		41,557,644		2,432,241		43,989,885
Tobacco (1.5%)
Altria Group, Inc.	172,820	12,501,799	53,170	3,846,318	225,990	16,348,117
Trucks/Construction/Farm Machinery (1.3%)
Caterpillar Inc.	205,400	13,946,660	—	—	205,400	13,946,660
Total Common Stocks
(Cost $461,325,387, $117,077,679 and $578,403,066, respectively)		652,381,587		126,818,661		779,200,248

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
CORPORATE BONDS (4.9%)
Advertising/Marketing Services (0.0%)
WPP Finance (UK) Corp.
(United Kingdom)	$320	5.875%	06/15/14	$322,496	—	—	$320	$322,496
Aerospace & Defense (0.1%)
Northrop Grumman Corp.	350	4.079	11/16/06	347,781	—	—	350	347,781
Raytheon Co.	199	6.15	11/01/08	204,486	—	—	199	204,486
Raytheon Co.	55	8.30	03/01/10	61,342	—	—	55	61,342
Systems 2001 Asset Trust – 144A**
(Cayman Islands)	692	6.664	09/15/13	739,194	—	—	692	739,194
				1,352,803		—		1,352,803
Air Freight/Couriers (0.0%)
Fedex Corp.	335	2.65	04/01/07	325,858	—	—	335	325,858
Airlines (0.1%)
America West Airlines, Inc. (Series 01-1)	823	7.10	04/02/21	868,654	—	—	823	868,654
Southwest Airlines Co. (Series 01-1)	295	5.496	11/01/06	295,939	—	—	295	295,939
				1,164,593		—		1,164,593
Apparel/Footwear Retail (0.0%)
Limited Brands, Inc.	285	6.95	03/01/33	284,460	—	—	285	284,460
Beverages: Alcoholic (0.1%)
FBG Finance Ltd – 144A** (Australia)	475	5.125	06/15/15	457,891	—	—	475	457,891
Miller Brewing Co. – 144A**	470	4.25	08/15/08	460,404	—	—	470	460,404
				918,295		—		918,295
Cable/Satellite TV (0.1%)
Comcast Cable Communications Inc.	135	6.75	01/30/11	142,345	—	—	135	142,345
Comcast Corp.	60	7.625	02/15/08	62,663	—	—	60	62,663
Cox Communications, Inc.	405	4.625	01/15/10	391,466	—	—	405	391,466
TCI Communications, Inc.	490	7.875	02/15/26	556,788	—	—	490	556,788
				1,153,262		—		1,153,262
Casino/Gaming (0.1%)
Harrah's Operating Co., Inc.	610	5.625	06/01/15	597,400	—	—	610	597,400
Chemicals: Major Diversified (0.0%)
ICI Wilmington Inc.	270	4.375	12/01/08	262,527	—	—	270	262,527
Containers/Packaging (0.1%)
Sealed Air Corp. – 144A**	630	5.625	07/15/13	623,197	—	—	630	623,197
Department Stores (0.1%)
May Department Stores Co., Inc.	980	5.95	11/01/08	998,362	—	—	980	998,362

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Drugstore Chains (0.1%)
CVS Corp.	$1,505	5.625%	03/15/06	$1,505,903	—	—	$1,505	$1,505,903
Electric Utilities (0.6%)
Ameren Corp.	460	4.263	05/15/07	454,381	—	—	460	454,381
Arizona Public Service Co.	455	5.80	06/30/14	460,584	—	—	455	460,584
Arizona Public Service Co.	140	6.75	11/15/06	141,616	—	—	140	141,616
Carolina Power & Light Co.	450	5.125	09/15/13	445,812	—	—	450	445,812
CC Funding Trust I	515	6.90	02/16/07	523,754	—	—	515	523,754
Cincinnati Gas & Electric Co.	250	5.70	09/15/12	254,054	—	—	250	254,054
Columbus Southern Power Co.	45	4.40	12/01/10	43,368	—	—	45	43,368
Consolidated Natural Gas Co.	235	5.00	12/01/14	226,948	—	—	235	226,948
Consolidated Natural Gas Co. (Series C)	460	6.25	11/01/11	483,466	—	—	460	483,466
Consumers Energy Co.	310	4.80	02/17/09	305,763	—	—	310	305,763
Detroit Edison Co. (The)	215	6.125	10/01/10	223,219	—	—	215	223,219
Entergy Gulf States, Inc.	140	3.60	06/01/08	134,651	—	—	140	134,651
Entergy Gulf States, Inc.	340	4.81††	12/01/09	332,244	—	—	340	332,244
Exelon Corp.	285	6.75	05/01/11	302,485	—	—	285	302,485
FPL Group Capital Inc.	655	3.25	04/11/06	653,036	—	—	655	653,036
Pacific Gas & Electric Co.	455	6.05	03/01/34	464,848	—	—	455	464,848
Panhandle Eastern Pipe Line Co. (Series B)	105	2.75	03/15/07	102,182	—	—	105	102,182
Public Service Electric & Gas Co.
(Series MTNB)	315	5.00	01/01/13	309,861	—	—	315	309,861
Texas Eastern Transmission, LP	240	7.00	07/15/32	275,655	—	—	240	275,655
Wisconsin Electric Power Co.	345	3.50	12/01/07	335,740	—	—	345	335,740
				6,473,667		—		6,473,667
Electrical Products (0.1%)
Cooper Industries Inc.	520	5.25	07/01/07	520,759	—	—	520	520,759
Cooper Industries Inc. – 144A**	415	5.25	11/15/12	414,287	—	—	415	414,287
				935,046		—		935,046
Electronics/Appliances (0.0%)
LG Electronics Inc. – 144A** (South Korea)	260	5.00	06/17/10	253,967	—	—	260	253,967
Finance/Rental/Leasing (0.4%)
CIT Group, Inc.	395	2.875	09/29/06	389,982	—	—	395	389,982
CIT Group, Inc.	310	4.75	08/15/08	308,315	—	—	310	308,315
CIT Group, Inc.	5	7.375	04/02/07	5,131	—	—	5	5,131
Countrywide Home Loans, Inc. (Series MTN)	635	3.25	05/21/08	609,126	—	—	635	609,126
MBNA Capital (Series A)	100	8.278	12/01/26	106,160	—	—	100	106,160
MBNA Corp.	630	4.721††	05/05/08	635,415	—	—	630	635,415
MBNA Corp.	320	6.125	03/01/13	336,842	—	—	320	336,842

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Nationwide Building Society – 144A**
(United Kingdom)	$630	4.25%	02/01/10	$612,083	—	—	$630	$612,083
Residential Capital Corp.	915	6.375	06/30/10	938,833	—	—	915	938,833
SLM Corp.	310	4.00	01/15/10	297,585	—	—	310	297,585
SLM Corp. (Series MTNA)	580	5.00	10/01/13	566,449	—	—	580	566,449
				4,805,921		—		4,805,921
Financial Conglomerates (0.3%)
Chase Manhattan Corp.	920	6.00	02/15/09	941,789	—	—	920	941,789
Citigroup Inc.	430	5.625	08/27/12	440,639	—	—	430	440,639
Citigroup Inc.	530	5.75	05/10/06	531,379	—	—	530	531,379
Citigroup Inc.	530	6.00	02/21/12	554,687	—	—	530	554,687
General Electric Capital Corp. (Series MTNA)	180	4.25	12/01/10	174,039	—	—	180	174,039
General Electric Capital Corp. (Series MTNA)	55	4.75	09/15/14	53,520	—	—	55	53,520
General Electric Capital Corp. (Series MTNA)	760	6.75	03/15/32	885,510	—	—	760	885,510
				3,581,563		—		3,581,563
Food Retail (0.1%)
Kroger Co.	575	7.50	04/01/31	643,765	—	—	575	643,765
Food: Major Diversified (0.1%)
ConAgra Foods, Inc.	175	7.00	10/01/28	184,959	—	—	175	184,959
ConAgra Foods, Inc.	215	8.25	09/15/30	258,905	—	—	215	258,905
Heinz (H.J.) Co. – 144A**	255	6.428	12/01/08	262,606	—	—	255	262,606
				706,470		—		706,470
Gas Distributors (0.1%)
NiSource Finance Corp.	325	4.95††	11/23/09	326,390	—	—	325	326,390
Ras Laffan Liquid Natural Gas Co.
– 144A** (Qatar)	415	8.294	03/15/14	476,783	—	—	415	476,783
Sempra Energy	305	4.621	05/17/07	303,061	—	—	305	303,061
				1,106,234		—		1,106,234
Home Furnishings (0.1%)
Mohawk Industries Inc.	275	6.125	01/15/16	277,027	—	—	275	277,027
Mohawk Industries, Inc. (Series D)	290	7.20	04/15/12	307,436	—	—	290	307,436
				584,463		—		584,463
Hotels/Resorts/Cruiselines (0.1%)
Hyatt Equities LLC – 144A**	510	6.875	06/15/07	518,667	—	—	510	518,667
Household/Personal Care (0.1%)
Clorox Co. (The)	590	4.614††	12/14/07	591,382	—	—	590	591,382
Industrial Conglomerates (0.1%)
Textron Financial Corp.	330	4.125	03/03/08	324,660	—	—	330	324,660
Textron Financial Corp. (Series MTN)	240	5.125	02/03/11	239,916	—	—	240	239,916
				564,576		—		564,576

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Insurance Brokers/Services (0.2%)
Farmers Exchange Capital – 144A**	$900	7.05%	07/15/28	$939,469	—	—	$900	$939,469
Marsh & McLennan Companies, Inc.	805	5.375	07/15/14	786,830	—	—	805	786,830
				1,726,299		—		1,726,299
Investment Banks/Brokers (0.1%)
Goldman Sachs Group Inc. (The)	640	6.60	01/15/12	683,290	—	—	640	683,290
Major Banks (0.1%)
Bank of New York Co., Inc. (The)	195	5.20	07/01/07	195,579	—	—	195	195,579
Bank of New York Co., Inc. (The)
(Series BKNT)	250	3.80	02/01/08	244,671	—	—	250	244,671
HSBC Finance Corp.	280	6.75	05/15/11	299,146	—	—	280	299,146
Huntington National Bank (Series BKNT)	325	4.375	01/15/10	316,391	—	—	325	316,391
				1,055,787		—		1,055,787
Major Telecommunications (0.2%)
Deutsche Telekom International Finance
Corp. BV (Netherlands)	530	8.25	06/15/30	663,161	—	—	530	663,161
France Telecom S.A. (France)	500	8.75	03/01/31	655,363	—	—	500	655,363
SBC Communications, Inc.	305	6.15	09/15/34	301,293	—	—	305	301,293
Sprint Capital Corp.	150	8.75	03/15/32	196,747	—	—	150	196,747
Telecom Italia Capital S.A. (Luxembourg)	270	4.00	11/15/08	261,538	—	—	270	261,538
Telecom Italia Capital S.A. (Luxembourg)	405	4.00	01/15/10	385,075	—	—	405	385,075
				2,463,177		—		2,463,177
Managed Health Care (0.1%)
WellPoint Health Networks Inc.	530	6.375	06/15/06	532,770	—	—	530	532,770
Media Conglomerates (0.0%)
News America Inc. – 144A**	465	6.40	12/15/35	464,582	—	—	465	464,582
Medical Specialties (0.1%)
Baxter Finco BV – 144A** (Netherlands)	495	4.75	10/15/10	486,609	—	—	495	486,609
Motor Vehicles (0.0%)
DaimlerChrysler North American Holdings Co.	250	8.50	01/18/31	304,010	—	—	250	304,010
Multi-Line Insurance (0.3%)
AIG Sun America Global Finance VI – 144A**	1,165	6.30	05/10/11	1,231,760	—	—	1,165	1,231,760
American General Finance Corp.
(Series MTNF)	575	5.875	07/14/06	577,794	—	—	575	577,794
AXA Financial Inc.	910	6.50	04/01/08	940,732	—	—	910	940,732
Hartford Financial Services Group, Inc. (The)	95	2.375	06/01/06	94,237	—	—	95	94,237
International Lease Finance Corp.	235	3.75	08/01/07	230,535	—	—	235	230,535
Two-Rock Pass Through – 144A** (Bahamas)†	405	5.27††	12/31/49	402,866	—	—	405	402,866
				3,477,924		—		3,477,924

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Other Metals/Minerals (0.0%)
Brascan Corp. (Canada)	$390	7.125%	06/15/12	$422,446	—	—	$390	$422,446
Property – Casualty Insurers (0.2%)
Mantis Reef Ltd. – 144A** (Australia)	760	4.692	11/14/08	745,473	—	—	760	745,473
Platinum Underwriters Finance Holdings,
Ltd. (Series B) (Bahamas)	360	6.371	11/16/07	360,526	—	—	360	360,526
Platinum Underwriters Finance Holdings,
Ltd. (Series B) (Bahamas)	300	7.50	06/01/17	306,729	—	—	300	306,729
St. Paul Travelers Companies, Inc. (The)	515	5.01	08/16/07	513,725	—	—	515	513,725
XLLIAC Global Funding – 144A**	700	4.80	08/10/10	688,993	—	—	700	688,993
				2,615,446		—		2,615,446
Publishing: Newspapers (0.0%)
Knight Ridder, Inc.	325	5.75	09/01/17	278,882	—	—	325	278,882
Pulp & Paper (0.0%)
Sappi Papier Holding AG – 144A** (Austria)	305	6.75	06/15/12	286,169	—	—	305	286,169
Railroads (0.1%)
Burlington North Santa Fe Railway Co.	256	4.575	01/15/21	245,842	—	—	256	245,842
Burlington North Santa Fe Railway Co.	310	6.125	03/15/09	319,666	—	—	310	319,666
Norfolk Southern Corp.	290	7.35	05/15/07	298,589	—	—	290	298,589
Union Pacific Corp.	110	6.625	02/01/08	113,300	—	—	110	113,300
Union Pacific Corp.	180	6.65	01/15/11	190,963	—	—	180	190,963
Union Pacific Corp. – 144A** (Series 2004-2)	100	5.214	09/30/14	99,299	—	—	100	99,299
Union Pacific Corp. (Series MTNE)	140	6.79	11/09/07	144,142	—	—	140	144,142
				1,411,801		—		1,411,801
Real Estate Development (0.1%)
World Financial Properties – 144A**
(Series 1996 WFP-B)	1,282	6.91	09/01/13	1,344,577	—	—	1,282	1,344,577
Real Estate Investment Trusts (0.1%)
EOP Operating L.P.	770	6.763	06/15/07	783,598	—	—	770	783,598
Regional Banks (0.1%)
Marshall & Ilsley Bank (Series BKNT)	800	3.80	02/08/08	784,995	—	—	800	784,995
Savings Banks (0.2%)
Household Finance Corp.	305	4.125	12/15/08	297,374	—	—	305	297,374
Household Finance Corp.	230	5.875	02/01/09	235,056	—	—	230	235,056
Household Finance Corp.	175	6.375	10/15/11	184,505	—	—	175	184,505
Household Finance Corp.	350	6.40	06/17/08	360,137	—	—	350	360,137
Sovereign Bank (Series CD)	100	4.00	02/01/08	98,170	—	—	100	98,170
Washington Mutual Bank	470	5.50	01/15/13	471,229	—	—	470	471,229
Washington Mutual Inc.	260	8.25	04/01/10	287,903	—	—	260	287,903
				1,934,374		—		1,934,374

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Trucks/Construction/Farm Machinery (0.1%)
Caterpillar Financial Services Corp. (Series MTNF)	$190	3.625%	11/15/07	$185,731	—	—	$190	$185,731
Caterpillar Financial Services Corp. (Series MTNF)	480	4.44††	08/20/07	481,096	—	—	480	481,096
				666,827		—		666,827
Wireless Telecommunications (0.0%)
Vodafone Group PLC (United Kingdom)	480	4.611††	12/28/07	480,144	—	—	480	480,144
Total Corporate Bonds
(Cost $52,100,156, $0 and $52,100,156, respectively)				52,478,584		—		52,478,584
ASSET-BACKED SECURITIES (3.4%)
Finance/Rental/Leasing
American Express Credit Account Master Trust 2001-2 A	2,300	5.53	10/15/08	2,303,659	—	—	2,300	2,303,659
American Express Credit Account Master Trust 2002-3 A	1,500	4.58††	12/15/09	1,502,954	—	—	1,500	1,502,954
American Express Credit Account Master Trust 2003-3 A	2,100	4.58††	11/15/10	2,105,949	—	—	2,100	2,105,949
Asset Backed Funding Certificates 2005-WF1 A2A	350	4.661††	01/25/35	350,590	—	—	350	350,590
Banc of America Securities Auto Trust 2005-WF1 A3	1,225	3.99	08/18/09	1,209,684	—	—	1,225	1,209,684
Capital Auto Receivables Asset Trust 2003-2 A3A	31	1.44	02/15/07	30,971	—	—	31	30,971
Capital Auto Receivables Asset Trust 2003-3 A3B	850	4.55††	01/15/08	850,976	—	—	850	850,976
Capital Auto Receivables Asset Trust 2005-1 A4	1,250	4.05	07/15/09	1,235,936	—	—	1,250	1,235,936
Caterpillar Financial Asset Trust 2005-A A3	1,050	3.90	02/25/09	1,037,202	—	—	1,050	1,037,202
Chase Credit Card Master Trust 2001-4 A	960	5.50	11/17/08	963,217	—	—	960	963,217
CIT Equipment Collateral 2004-EF1 A3	469	3.50	09/20/08	462,406	—	—	469	462,406
CNH Equipment Trust 2005-A A3	800	4.02	04/15/09	791,037	—	—	800	791,037
Daimler Chrysler Auto Trust 2005-B A3	950	4.04	09/08/09	939,326	—	—	950	939,326
Ford Credit Auto Owner Trust 2005B A3	800	4.17	01/15/09	793,657	—	—	800	793,657
GE Capital Credit Card Master Note Trust 2004-2 A	900	4.51††	09/15/10	901,198	—	—	900	901,198
GE Dealer Floorplan Master Note Trust 2004-1 A	850	4.54††	07/20/08	850,559	—	—	850	850,559
GE Equipment Small Ticket LLC -2005-2A	725	4.88	10/22/09	724,339	—	—	725	724,339
Harley Davidson Motorcycle Trust 2005-3 A2	950	4.41	06/15/12	940,755	—	—	950	940,755
Harley-Davidson Motorcycle Trust 2005-1 A2	1,500	3.76	12/17/12	1,469,904	—	—	1,500	1,469,904
Harley-Davidson Motorcycle Trust 2005-2 A2	750	4.07	02/15/12	738,000	—	—	750	738,000

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Hertz Vehicle Financing LLC 2005-2A	$700	4.93%	02/25/10	$698,687	—	—	$700	$698,687
Honda Auto Receivables Owner Trust 2005-2 A3	650	3.93	01/15/09	642,435	—	—	650	642,435
Hyundai Auto Receivables Trust 2005-A A3	750	3.98	11/16/09	739,200	—	—	750	739,200
MBNA Credit Card Master Note Trust 2003-A3 A3	1,475	4.59††	08/16/10	1,479,481	—	—	1,475	1,479,481
MBNA Master Credit Card Trust 1999-B A	1,550	5.90	08/15/11	1,596,661	—	—	1,550	1,596,661
Merrill Auto Trust Securitization 2005-1 A3	1,325	4.10	08/25/09	1,309,197	—	—	1,325	1,309,197
National City Auto Receivables Trust 2004-A A4	925	2.88	05/15/11	891,503	—	—	925	891,503
Residential Asset Securities Corp. 2004-KS8 AI1	147	4.69††	10/25/22	146,612	—	—	147	146,612
TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	275	4.81	11/17/14	271,498	—	—	275	271,498
USAA Auto Owner Trust 2004-2 A-4	1,600	3.58	02/15/11	1,568,080	—	—	1,600	1,568,080
USAA Auto Owner Trust 2004-3 A3	1,550	3.16	02/17/09	1,529,539	—	—	1,550	1,529,539
USAA Auto Owner Trust 2005-1 A3	975	3.90	07/15/09	963,884	—	—	975	963,884
Volkswagen Auto Lease Trust 2005-A A3	850	3.82	05/20/08	841,824	—	—	850	841,824
Volkswagen Auto Loan Enhanced Trust	900	4.80	07/20/09	898,682	—	—	900	898,682
Wachovia Auto Owner Trust 2004-B A2	69	2.40	05/21/07	68,998	—	—	69	68,998
Wachovia Auto Owner Trust 2004-B A3	525	2.91	04/20/09	517,792	—	—	525	517,792
Wachovia Auto Owner Trust 2005-A A3	650	4.06	09/21/09	642,714	—	—	650	642,714
Wachovia Auto Owner Trust 2005-B A3	975	4.79	04/20/10	973,530	—	—	975	973,530
World Omni Auto Receivables Trust 2004-A A3	500	3.29	11/12/08	494,965	—	—	500	494,965
Total Asset-Backed Securities
(Cost $36,650,668, $0 and $36,650,668, respectively)				36,477,601		—		36,477,601
FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
United Mexican States (Mexico)	230	8.375	01/14/11	261,625	—	—	230	261,625
United Mexican States (Mexico) (Series MTN)	430	8.30	08/15/31	542,875	—	—	430	542,875
United Mexican States (Mexico) (Series MTNA)	315	8.00	09/24/22	385,087	—	—	315	385,087
Total Foreign Government Obligations
(Cost $1,036,114, $0 and $1,036,114, respectively)				1,189,587		—		1,189,587

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. GOVERNMENT AGENCY — MORTGAGE-BACKED SECURITIES (2.4%)
Federal Home Loan Mortgage Corp. (PC Gold)
	$680	6.50%	05/01/29 - 09/01/32	$697,475	—	—	$679	$697,475
	59	7.50	01/01/30	61,554	—	—	59	61,554
	4	8.00	07/01/30	4,644			4	4,644
Federal Home Loan Mortgage Corp.					—	—
	41	6.50	12/01/32	41,697	—	—	41	41,697
	1,530	7.50	05/01/29 - 05/01/32	1,516,494			1,446	1,516,494
Federal National Mortgage Assoc.					—	—
	850	6.50	12/01/29 - 01/01/33	874,233	—	—	850	874,233
	8,305	7.00	12/01/17 - 11/01/35	8,637,279	—	—	8,305	8,637,279
	2,199	7.50	07/01/29 - 08/01/32	2,303,760	—	—	2,199	2,303,760
	2,987	8.00	05/01/09 - 02/01/32	3,192,240			2,987	3,192,240
Federal National Mortgage Assoc. ARM					—	—
	3,693	5.002	01/01/36	3,796,943	—	—	3,693	3,796,943
	3,693	4.84	01/01/36	3,795,639	—	—	3,693	3,795,639
	935	4.60	07/01/33	934,793	—	—	935	934,793
Total U.S. Government Agency – Mortgage-Backed Securities
(Cost $25,922,550, $0 and $25,922,550, respectively.)				25,856,751	—	—		25,856,751
U.S. GOVERNMENT OBLIGATIONS (9.6%)
U.S. Treasury Bonds
	11,750	0.00	02/15/25	4,771,405	—	—	11,750	4,771,405
	250	5.50	08/15/28	276,338	—	—	250	276,338
	5,575	6.125	08/15/29	6,673,453	—	—	5,575	6,673,453
	1,295	6.375	08/15/27	1,578,737	—	—	1,295	1,578,737
	16,300	8.125	08/15/19 - 08/15/21	22,156,873	—	—	16,300	22,156,873
U.S. Treasury Notes
	9,000	3.375	02/15/08	8,803,836	—	—	9,000	8,803,836
	41,500	3.625	05/15/13	39,236,963	—	—	41,500	39,236,963
	850	4.00	11/15/12	824,202	—	—	850	824,202
	18,655	4.25	08/15/13 - 11/15/13	18,306,232	—	—	18,655	18,306,232

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Strategist Fund				Morgan Stanley Total Return Trust		Combined
	Principal Amount in Thousands	Coupon Rate	Maturity Date	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. Treasury Strip
	$755	0.00%	02/15/25	$305,450	—	—	$755	$305,450
	3,250	0.00	02/15/27	1,205,483	—	—	3,250	1,205,483
Total U.S. Government Obligations
(Cost $102,383,133, $0 and $102,383,133, respectively)				104,138,972	—	—		104,138,972
U.S. GOVERNMENT AGENCIES — COLLATERALIZED
MORTGAGE OBLIGATIONS (0.2%)
Federal National Mortgage Assoc. 2005-68x1(IO)	2,581	6.00	08/25/35	792,344	—	—	2,581	792,344
Freddie Mac Whole Loan 2005-S001 2A2	1,333	4.68	09/25/45	1,335,477	—	—	1,333	1,335,477
TOTAL U.S. GOVERNMENT AGENCIES — COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $1,794,048, $0 and $1,794,048, respectively)				2,127,821	—	—		2,127,821
SHORT-TERM INVESTMENTS (7.2%)
U.S. Government Obligation (a) (0.0%)
U.S. Treasury Bills *** (Cost $245,207, $0 and $245,207, respectively)	250	4.26	07/13/06	245,207	—	—	250	245,207
Repurchase Agreement (7.2%)
Joint repurchase agreement account (dated 01/31/06; proceeds $77,101,519) (b) (Cost $77,092,000, $0 and $77,092,000, respectively)	77,092	4.445	02/01/06	77,092,000	—	—	77,092	77,092,000
Total Short-Term Investments
(Cost $77,337,207, $0 and $77,337,207, respectively)				77,337,207		—		77,337,207
Total Investments
(Cost$758,549,263,$117,077,679and$875,626,942,respectively)(c)(d)			99.9%	$951,988,110		$126,818,661		$1,078,806,771

Morgan Stanley Strategist Fund
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

ADR	American Depositary Receipt.

ARM	Adjustable Rate Mortgage

IO	Interest Only

PC	Participation Certificate.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

***	A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $21,760.

†	Foreign issued security with perpetual maturity.

††	Variable rate security; rate shown is the rate in effect of January 31, 2006.

(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	Securities have been designated as collateral in a amount equal to $56,346,979 in connection with open futures contracts.

(d)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Morgan Stanley Strategist Fund	$201,758,068	$8,319,221	$193,438,847
Morgan Stanley Total Return Trust	12,285,802	2,544,820	9,740,982
Combined	$214,043,870	$10,864,041	$203,179,829

Futures Contracts Open At January 31, 2006 (for Morgan Stanley Strategist Fund and Combined Fund):

Number of Contracts	Long/Short	Description/Delivery Month, and Year	Underyling Face Amount at Value	Unrealized Appreciation (Depreciation)
130	Long	U.S. Treasury Notes 10 Year, March 2006	$14,096,875	$(60,434)
18	Long	U.S. Treasury Notes 10 Year, June 2006	1,950,188	(2,159)
19	Short	U.S. Treasury Notes 5 Year, March 2006	(2,008,953)	1,986
4	Short	U.S. Treasury Notes 5 Year, June 2006	(422,750)	348
171	Short	U.S. Treasury Notes 2 Year, March 2006	(35,028,283)	57,355
24	Short	U.S. Treasury Bonds 20 Year, March 2006	(2,708,250)	30,965
Net unrealized appreciation				$28,061

See Notes to Pro Forma Financial Statements

Morgan Stanley Strategist Fund

Pro Forma Financial Statements
Statement of Assets And Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Strategist Fund	Morgan Stanley Total Return	Pro-Forma Adjustments		Combined
Assets:
Investments in securities, at value (cost $758,549,263, $117,077,679 and $875,626,942, respectively )	$951,988,110	$126,818,661	—		$1,078,806,771
Cash	950	—			950
Receivable for:
Investments sold	312,205	2,993,014	—		3,305,219
Interest	2,462,054	—	—		2,462,054
Shares of beneficial interest sold	230,099	21,520	—		251,619
Dividends	374,837	27,494	—		402,331
Foreign withholding taxes reclaimed	—	22,837	—		22,837
Prepaid expenses and other assets	41,793	16,429	—		58,222
Total Assets	955,410,048	129,899,955	—		$1,085,310,003
Liabilities:
Payable for:
Investments purchased	2,190,225	—	—		2,190,225
Shares of beneficial interest redeemed	1,490,430	241,993	—		1,732,423
Investment advisory fee	350,722	76,971	—		427,693
Distribution fee	458,367	74,072	—		532,439
Administration fee	66,804	9,191	—		75,995
Transfer agent fee	63,414	446	—		63,860
Payable to bank	—	85,465	—		85,465
Accrued expenses and other payables	155,297	45,473	194,641	(1)	395,411
Total Liabilities	4,775,259	533,611	194,641		5,503,511
Net Assets	$950,634,789	$129,366,344	$(194,641)		$1,079,806,492
Composition of Net Assets:
Paid-in-capital	$769,685,501	$375,306,919	—		$1,144,992,420
Net unrealized appreciation	193,466,908	9,740,982	—		203,207,890
Accumulated net investment income (loss)	1,471,523	(224,269)	$(194,641)	(1)	1,052,613
Accumulated net realized loss	(13,989,143)	(255,457,288)	—		(269,446,431)
Net Assets	$950,634,789	$129,366,344	$(194,641)		$1,079,806,492
Class A Shares:
Net Assets	$498,459,298	$45,755,350	($68,842	)(1)	$544,145,806
Shares Outstanding (unlimited authorized, $.01 par value)	25,683,131	2,640,724	(283,416	)(2)	28,040,439
Net Asset Value Per Share	$19.41	$17.33			$19.41
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$20.49	$18.29			$20.49
Class B Shares:
Net Assets	$353,681,822	$65,472,958	($98,509	)(1)	$419,056,271
Shares Outstanding (unlimited authorized, $.01 par value)	18,179,164	4,021,355	(656,866	)(2)	21,543,653
Net Asset Value Per Share	$19.46	$16.28			$19.45
Class C Shares:
Net Assets	$40,750,068	$6,054,659	($9,110	)(1)	$46,795,617
Shares Outstanding (unlimited authorized, $.01 par value)	2,108,036	372,386	(59,160	)(2)	2,421,262
Net Asset Value Per Share	$19.33	$16.26			$19.33
Class D Shares:
Net Assets	$57,743,601	$12,083,377	($18,180	)(1)	$69,808,798
Shares Outstanding (unlimited authorized, $.01 par value)	2,971,413	683,286	(61,393	)(2)	3,593,307
Net Asset Value Per Share	$19.43	$17.68			$19.43

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Morgan Stanley Total Return Trust.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Morgan Stanley Total Return Trust shares outstanding.

See Notes to Pro Forma Financial Statements

Morgan Stanley Strategist Fund

Pro Forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Strategist Fund	Morgan Stanley Total Return	Pro-Forma Adjustments		Combined
Net Investment Income (Loss):
Income
Dividends (net of foreign withholding tax of $42,958, $0 and $42,958, respectively)	$10,345,278	$1,671,880	—		$12,017,158
Interest	12,964,925	361,394	—		13,326,319
Total Income	23,310,203	2,033,274	—		25,343,477
Expenses
Investment management fee	4,044,148	918,602	$(342,761)	(1)	4,619,989
Distribution fee (Class A shares)	1,224,687	116,296	—		1,340,983
Distribution fee (Class B shares)	3,700,775	712,200	—		4,412,975
Distribution fee (Class C shares)	392,047	62,098	—		454,145
Transfer agent fees and expenses	1,347,157	321,014	—		1,668,171
Administration fee	770,315	109,684	—		879,999
Shareholder reports and notices	150,287	72,357	(28,943	)(2)	193,701
Registration fees	48,741	50,150	(20,060	)(2)	78,831
Professional fees	75,648	99,109	(99,109	)(2)	75,648
Custodian fees	41,199	11,265	—		52,464
Trustees' fees and expenses	21,839	1,631	—		23,470
Other	62,947	19,742	(610	)(2)	82,079
Total Expenses	11,879,790	2,494,148	(491,483)		13,882,455
Net Investment Income (Loss)	11,430,413	(460,874)	491,483		11,461,022
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments	138,996,366	43,194,134	—		182,190,500
Futures contracts	183,079	—	—		183,079
Net Realized Gain	139,179,445	43,194,134	—		182,373,579
Net Change in Unrealized Appreciation/Depreciation on:
Investments	2,937,574	(17,303,220)	—		(14,365,646)
Futures contracts	33,452	—	—		33,452
Net Appreciation/Depreciation	2,971,026	(17,303,220)	—		(14,332,194)
Net Gain	142,150,471	25,890,914	—		168,041,385
Net Increase	$153,580,884	$25,430,040	$491,483		$179,502,407

(1)	Reflects adjustment to investment management fees based on the Morgan Stanley Strategist Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro Forma Financial Statements

Morgan Stanley Strategist Fund

Notes to Pro Forma Financial Statements
(unaudited)

1.    Basis of Combination — The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations (‘‘Pro Forma Statements’’) for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Strategist Fund (‘‘Strategist’’) and Morgan Stanley Total Return Trust (‘‘Total Return’’).

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Total Return in exchange for shares in Strategist. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest — The pro forma net asset value per share assumes the issuance of additional shares of Strategist which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Total Return would become shareholders of Strategist receiving shares of the corresponding class of Strategist equal to the value of their holdings in Total Return. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Total Return and the net asset value per share of Strategist as follows:

	Class A	Class B	Class C	Class D
Total Return pre-merger shares	2,640,724	4,021,355	372,386	683,286
Total Return net assets	$45,755,350	$65,472,958	$6,054,659	$12,083,377
Net asset value per share – Strategist	$19.41	$19.46	$19.33	$19.43
Strategist merger shares issued	2,357,308	3,364,489	313,226	621,893
Difference between total additional shares to be issued and pre-merger Total Return shares outstanding	(283,416)	(656,866)	(59,160)	(61,393)

3.    Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Strategist at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of Strategist on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. Up to 66% of the securities acquired in the Reorganization could be sold by Strategist; however, no securities are required to be sold in connection with the Reorganization.

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The following information is hereby added as a non-fundamental investment limitation within the section titled "II. Description of the Fund and Its Investments and Risks—C. Fund Policies/Investment Restrictions" in each Fund's Statement of Additional Information:

In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 29, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "VI. Brokerage Allocation and Other Practices, F. Revenue Sharing" is hereby deleted and replaced with the following:

F. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION                               MORGAN STANLEY
                                                                 STRATEGIST FUND
NOVEMBER 30, 2005

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The
PROSPECTUS (dated November 30, 2005) for Morgan Stanley Strategist Fund may be
obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended July 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

Morgan Stanley
Strategist Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

   I.  Fund History                                                              4
  II.  Description of the Fund and Its Investments and Risks                     4
       A. Classification                                                         4
       B. Investment Strategies and Risks                                        4
       C. Fund Policies/Investment Restrictions                                 17
       D. Disclosure of Portfolio Holdings                                      18
 III.  Management of the Fund                                                   22
       A. Board of Trustees                                                     22
       B. Management Information                                                22
       C. Compensation                                                          29
  IV.  Control Persons and Principal Holders of Securities                      31
   V.  Investment Advisory and Other Services                                   31
       A. Investment Adviser and Administrator                                  31
       B. Principal Underwriter                                                 32
       C. Services Provided by the Investment Adviser and Administrator         32
       D. Dealer Reallowances                                                   33
       E. Rule 12b-1 Plan                                                       33
       F. Other Service Providers                                               37
       G. Fund Management                                                       37
       H. Codes of Ethics                                                       39
       I. Proxy Voting Policy and Proxy Voting Record                           39
       J. Revenue Sharing                                                       40
  VI.  Brokerage Allocation and Other Practices                                 41
       A. Brokerage Transactions                                                41
       B. Commissions                                                           42
       C. Brokerage Selection                                                   42
       D. Directed Brokerage                                                    43
       E. Regular Broker-Dealers                                                43
 VII.  Capital Stock and Other Securities                                       43
VIII.  Purchase, Redemption and Pricing of Shares                               44
       A. Purchase/Redemption of Shares                                         44
       B. Offering Price                                                        45
  IX.  Taxation of the Fund and Shareholders                                    46
   X.  Underwriters                                                             48
  XI.  Performance Data                                                         48
 XII.  Financial Statements                                                     49
XIII.  Fund Counsel                                                             49

                                        2

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF
ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Strategist Fund, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on August 5, 1988 under the name Dean Witter
Strategist Fund. Effective June 22, 1998, the Fund's name was changed to Morgan
Stanley Dean Witter Strategist Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Strategist Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to maximize the total return on its investments.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC
(in the United States) or other clearing corporation or exchange, at the stated
exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on stock index options, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;"
i.e., the price of the option. Receipt of these premiums may better enable the
Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

                                        4

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option.
The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security that may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges

                                        5

or are held or written on one or more accounts or through one or more brokers).
An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk"
is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury

                                        6

bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the
Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of

                                        7

the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA").
Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION.
There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially

                                        8

replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by
Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or
Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks.

                                        9

These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities.
However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for

                                       10

the purchase of any such security will not be recognized in the portfolio of the
Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 10% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants in an amount up to 5% of its total assets. No more than 2% of total assets may be in warrants not listed on either the New York Stock Exchange or the American Stock
Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it. Warrants attached to portfolio securities are not subject to the foregoing limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on
U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in
U.S. dollars may be affected favorably or

                                       11

unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

     EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of an issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American
Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as

                                       12

"Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary
Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a
U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored
Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary
Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked

                                       13

on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to quality for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.
Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do
so. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements.
Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

     COMMERCIAL MORTGAGE BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments.
Private lenders, such as banks or insurance companies, originate

                                       14

these loans and then sell the loans directly into a CMBS trust or other entity.
The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the
CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid.

     CMBS are subject to credit risk and prepayment risk. The Fund invests in
CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's or BBB or better by S&P. Although prepayment risk is present, it is of a lesser degree in the
CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The Fund may invest in CMOs.
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of
CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to
10% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets
(the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

     INVERSE FLOATERS. The Fund may invest up to 10% its net assets in inverse floating obligations ("inverse floaters"). An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates)
causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Fund may invest up to 10%
of its net assets in TRAINs, which are investment vehicles structured as trusts.
Each trust represents an undivided investment interest in the pool of securities
(generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities.
TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by

                                       15

reference to a specified index and agreed upon notional amount. The term
"specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index.
The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amounts.

     The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amounts(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund)
and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board.
These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below
AA.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

     The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the
Fund may otherwise invest. As the seller in a credit default swap contract, the
Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.
In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.

                                       16

As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

     1.   Seek to maximize the total return on its investments.

The Fund MAY not:

     1.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     2.   Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     3.   Purchase or sell commodities or commodities contracts except that the
Fund may purchase or write interest rate and stock and bond index futures contracts and related options thereon.

     4.   Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

     5.   Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     6.   Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officer and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

     7.   Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

                                       17

     8.   Invest more than 10% of its total assets in "illiquid securities"
(securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     9.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     10.  Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     11.  Borrow money (except insofar as to the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement), except that the Fund may, but not to leverage the Fund's assets, borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     12.  Issue senior securities as defined in the Investment Company Act except as insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restrictions described above.

     13.  Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     14.  Make short sales of securities.

     15.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     16.  Invest for the purpose of exercising control or management of any other issuer.

     17.  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

     18.  As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     -  complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     -  Top 10 (or Top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

                                       18

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                             INFORMATION DISCLOSED              FREQUENCY(1)                   LAG TIME
-------------------------------------------  ------------------------------  --------------------------  ---------------------------

SERVICE PROVIDERS

Institutional Shareholder Services (ISS)     Complete portfolio holdings     Twice a month                           (2)
  (proxy voting agent)(*)

FT Interactive Data Pricing Service          Complete portfolio holdings     As needed                               (2)
  Provider(*)

                                       19

NAME                                             INFORMATION DISCLOSED              FREQUENCY(1)                   LAG TIME
-------------------------------------------  ------------------------------  --------------------------  ---------------------------

Morgan Stanley Trust(*)                      Complete portfolio holdings     As needed                               (2)

The Bank of New York(*)                      Complete portfolio holdings     As needed                               (2)

FUND RATING AGENCIES
Lipper(*)                                    Top Ten and Complete            Monthly basis               Approximately 15 days after
                                             portfolio holdings                                          quarter end and
                                                                                                         approximately 15 days after
                                                                                                         month end

Morningstar(**)                              Top Ten and Complete            Quarterly basis             Approximately 15 days after
                                             portfolio holdings                                          quarter end and
                                                                                                         approximately 30 days after
                                                                                                         quarter end

Standard & Poor's(*)                         Complete portfolio holdings     Quarterly basis             Approximately 15 day lag

Investment Company Institute(**)             Top Ten portfolio holdings      Quarterly basis             Approximately 15 days after
                                                                                                         quarter end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)        Top Ten and Complete            Quarterly basis(5)          Approximately 10-12 days
                                             portfolio holdings                                          after quarter end

Bloomberg(*)                                 Complete portfolio holdings     Quarterly basis(5)          Approximately 30 days after
                                                                                                         quarter end

Callan Associates(*)                         Top Ten and Complete            Monthly and quarterly       Approximately 10-12 days
                                             portfolio holdings              basis, respectively(5)      after month/quarter end

Cambridge Associates(*)                      Top Ten and Complete portfolio  Quarterly basis(5)          Approximately 10-12 days
                                             holdings                                                    after quarter end

Citigroup(*)                                 Complete portfolio holdings     Quarterly basis(5)          At least one day after
                                                                                                         quarter end

CTC Consulting, Inc.(**)                     Top Ten and Complete portfolio  Quarterly basis             Approximately 15 days after
                                             holdings                                                    quarter end and
                                                                                                         approximately 30 days after
                                                                                                         quarter end, respectively

Evaluation Associates(*)                     Top Ten and Complete portfolio  Monthly and quarterly       Approximately 10-12 days
                                             holdings                        basis, respectively(5)      after month/quarter end

Fund Evaluation Group(**)                    Top Ten portfolio holdings(3)   Quarterly basis             At least 15 days after
                                                                                                         quarter end

Jeffrey Slocum & Associates(*)               Complete portfolio holdings(4)  Quarterly basis(5)          Approximately 10-12 days
                                                                                                         after quarter end

Hammond Associates(**)                       Complete portfolio holdings(4)  Quarterly basis             At least 30 days after
                                                                                                         quarter end

Hartland & Co.(**)                           Complete portfolio holdings(4)  Quarterly basis             At least 30 days after
                                                                                                         quarter end

Hewitt Associates(*)                         Top Ten and Complete portfolio  Monthly and quarterly       Approximately 10-12 days
                                             holdings                        basis, respectively(5)      after month/quarter end

Merrill Lynch(*)                             Top Ten and Complete portfolio  Monthly and quarterly       Approximately 10-12 days
                                             holdings                        basis, respectively(5)      after month/quarter end

Mobius(**)                                   Top Ten portfolio holdings(3)   Monthly basis               At least 15 days after
                                                                                                         month end

Nelsons(**)                                  Top Ten portfolio holdings(3)   Quarterly basis             At least 15 days after
                                                                                                         quarter end

Prime Buchholz & Associates, Inc.(**)        Complete portfolio holdings(4)  Quarterly basis             At least 30 days after
                                                                                                         quarter end

PSN(**)                                      Top Ten portfolio holdings(3)   Quarterly basis             At least 15 days after
                                                                                                         quarter end

                                       20

NAME                                             INFORMATION DISCLOSED              FREQUENCY(1)                   LAG TIME
-------------------------------------------  ------------------------------  --------------------------  ---------------------------

PFM Asset Management LLC(*)                  Top Ten and Complete portfolio  Quarterly basis(5)          Approximately 10-12 days
                                             holdings                                                    after quarter end

Russell Investment Group/Russell/            Top Ten and Complete portfolio  Monthly and quarterly       At least 15 days after
  Mellon Analytical Services, Inc.(**)       holdings                        basis                       month end and at least 30
                                                                                                         days after quarter end,
                                                                                                         repectively

Stratford Advisory Group, Inc.(*)            Top Ten portfolio holdings(6)   Quarterly basis(5)          Approximately 10-12 days
                                                                                                         after quarter end

Thompson Financial(**)                       Complete portfolio holdings(4)  Quarterly basis             At least 30 days after
                                                                                                         quarter end

Watershed Investment Consultants,            Top Ten and Complete portfolio  Quarterly basis(5)          Approximately 10-12 days
  Inc.(*)                                    holdings                                                    after quarter end

Yanni Partners(**)                           Top Ten portfolio holdings(3)   Quarterly basis             At least 15 days after
                                                                                                         quarter end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                                  Complete portfolio holdings     Daily                       One day

----------

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.
(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6)  Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the
Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

                                       21

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser; the
Distributor; or any affiliated person of the Fund, the Investment Adviser or the
Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any
Special Meeting at which a quorum is present, the decision of a majority of the
PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       22

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                          POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN        OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE     REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE              BY TRUSTEE
------------------------- ----------- ------------ ---------------------------------- ----------- ----------------------------------

Michael Bozic (64)        Trustee     Since        Private investor; Director or          197     Director of various business
c/o Kramer Levin                      April 1994   Trustee of the Retail Funds (since             organizations.
Naftalis & Frankel LLP                             April 1994) and the Institutional
Counsel to the                                     Funds (since July 2003); formerly
Independent Trustees                               Vice Chairman of Kmart Corporation
1177 Avenue of the                                 (December 1998-October 2000),
Americas                                           Chairman and Chief Executive
New York, NY 10036                                 Officer of Levitz Furniture
                                                   Corporation (November 1995-
                                                   November 1998) and President and
                                                   Chief Executive Officer of Hills
                                                   Department Stores (May 1991-July
                                                   1995); formerly variously Chairman,
                                                   Chief Executive Officer, President
                                                   and Chief Operating Officer
                                                   (1987-1991) of the Sears
                                                   Merchandise Group of Sears,
                                                   Roebuck & Co.

Edwin J. Garn (73)        Trustee     Since        Consultant; Director or Trustee of     197     Director of Franklin Covey (time
1031 N. Chartwell Court               January 1993 the Retail Funds (since January                management systems), BMW Bank of
Salt Lake City, UT 84103                           1993) and the Institutional Funds              North America, Inc. (industrial
                                                   (since July 2003); member of the               loan corporation), Escrow Bank USA
                                                   Utah Regional Advisory Board of                (industrial loan
                                                   Pacific Corp. (utility                         corporation), United Space
                                                   company); formerly Managing                    Alliance (joint venture between
                                                   Director of Summit Ventures                    Lockheed Martin and the Boeing
                                                   LLC (lobbying and consulting firm)             Company) and Nuskin Asia Pacific
                                                   (2000-2004); United States Senator             (multilevel marketing); member of
                                                   (R-Utah) (1974-1992) and Chairman,             the board of various civic and
                                                   Senate Banking Committee                       charitable organizations.
                                                   (1980-1986), Mayor of Salt Lake
                                                   City, Utah (1971-1974), Astronaut,
                                                   Space Shuttle Discovery (April
                                                   12-19, 1985), and Vice Chairman,
                                                   Huntsman Corporation (chemical
                                                   company).

Wayne E. Hedien (71)      Trustee     Since        Retired; Director or Trustee of        197     Director of The PMI Group
c/o Kramer Levin                      September    the Retail Funds (since September              Inc. (private mortgage insurance);
Naftalis & Frankel LLP                1997         1997) and the Institutional Funds              Trustee and Vice Chairman of The
Counsel to the                                     (since July 2003); formerly                    Field Museum of Natural History;
Independent Trustees                               associated with the Allstate                   director of various other business
1177 Avenue of the                                 Companies (1966-1994), most                    and charitable organizations.
Americas                                           recently as Chairman of The
New York, NY 10036                                 Allstate Corporation (March 1993-
                                                   December 1994) and Chairman and
                                                   Chief Executive Officer of its
                                                   wholly-owned subsidiary, Allstate
                                                   Insurance Company (July
                                                   1989-December 1994).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       23

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                           POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN        OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE              BY TRUSTEE
-------------------------  ----------- ------------ ---------------------------------- ----------- ---------------------------------

Dr. Manuel H. Johnson (56) Trustee     Since July   Senior Partner, Johnson Smick          197     Director of NVR, nc. (home
c/o Johnson Smick                      1991         International, Inc., a consulting              construction); Director of KFX
Group, Inc.                                         firm; Chairman of the Audit                    Energy; Director of RBS Greenwich
888 16th Street, NW                                 Committee and Director or Trustee              Capital Holdings (financial
Suite 740                                           of the Retail Funds (since July                holding company).
Washington, D.C. 20006                              1991) and the Institutional Funds
                                                    (since July 2003); Co-Chairman and
                                                    a founder of the Group of Seven
                                                    Council (G7C), an international
                                                    economic commission; formerly Vice
                                                    Chairman of the Board of Governors
                                                    of the Federal Reserve System and
                                                    Assistant Secretary of the U.S.
                                                    Treasury.

Joseph J. Kearns (63)      Trustee     Since July   President, Kearns & Associates LLC     198     Director of Electro Rent
c/o Kearns &                           2003         (investment consulting); Deputy                Corporation (equipment leasing),
Associates LLC                                      Chairman of the Audit Committee                The Ford Family
PMB754                                              and Director or Trustee of the                 Foundation, and the UCLA
23852 Pacific Coast                                 Retail Funds (since July 2003) and             Foundation.
Highway                                             the Institutional Funds (since
Malibu, CA 90265                                    August 1994); previously Chairman
                                                    of the Audit Committee of the
                                                    Institutional Funds (October
                                                    2001-July 2003); formerly CFO of
                                                    the J. Paul Getty Trust.

Michael E. Nugent (69)     Trustee     Since July   General Partner of Triumph             197
c/o Triumph Capital, L.P.              1991         Capital, L.P., a private
445 Park Avenue                                     investment partnership; Chairman
New York, NY 10022                                  of the Insurance Committee and
                                                    Director or Trustee of the Retail
                                                    Funds (since July 1991) and the
                                                    Institutional Funds (since July
                                                    2001); formerly Vice President,
                                                    Bankers Trust Company and BT
                                                    Capital Corporation (1984-1988).

Fergus Reid (73)           Trustee     Since July   Chairman of Lumelite Plastics          198     Trustee and Director of certain
c/o Lumelite Plastics                  2003         Corporation; Chairman of the                   investment companies in the
Corporation                                         Governance Committee and Director              JPMorgan Funds complex managed by
85 Charles Colman Blvd.                             or Trustee of the Retail Funds                 J.P. Morgan Investment Management
Pawling, NY 12564                                   (since July 2003) and the                      Inc.
                                                    Institutional Funds (since June
                                                    1992).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund

                                       24

Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                          POSITION(S)   LENGTH OF                                     OVERSEEN BY
NAME, AGE AND ADDRESS OF    HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT      OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**              TRUSTEE              BY TRUSTEE
------------------------- ----------- ------------ ---------------------------------- ----------- ----------------------------------

Charles A. Fiumefreddo    Chairman of Since July   Chairman and Director or Trustee       197     None.
  (72)                    the Board   1991         of the Retail Funds (since July
c/o Morgan Stanley Trust  and                      1991) and the Institutional Funds
Harborside Financial      Trustee                  (since July 2003); formerly Chief
Center,                                            Executive Officer of the Retail
Plaza Two,                                         Funds (until September 2002).
Jersey City, NJ 07311

James F. Higgins (57)     Trustee     Since June   Director or Trustee of the Retail      197     Director of AXA Financial, Inc.
c/o Morgan Stanley Trust              2000         Funds (since June 2000) and the                and The Equitable Life Assurance
Harborside Financial                               Institutional Funds (since July                Society of the United States
Center,                                            2003); Senior Advisor of Morgan                (financial services).
Plaza Two,                                         Stanley (since August 2000);
Jersey City, NJ 07311                              Director of the Distributor and
                                                   Dean Witter Realty Inc.;
                                                   previously President and Chief
                                                   Operating Officer of the Private
                                                   Client Group of Morgan Stanley
                                                   (May 1999-August 2000), and
                                                   President and Chief Operating
                                                   Officer of Individual Securities
                                                   of Morgan Stanley (February
                                                   1997-May 1999).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       POSITION(S)            LENGTH OF
   NAME, AGE AND ADDRESS OF             HELD WITH               TIME                     PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER                 REGISTRANT              SERVED*                           PAST 5 YEARS**
--------------------------------  --------------------  ---------------------  -----------------------------------------------------

Ronald E. Robison (66)            President and         President (since       President (since September 2005) and Principal
1221 Avenue of the Americas       Principal Executive   September 2005) and    Executive Officer of funds in the Fund Complex (since
New York, NY 10020                Officer               Principal Executive    May 2003); Managing Director of Morgan Stanley & Co.
                                                        Officer (since May     Incorporated and Morgan Stanley; Managing Director
                                                        2003)                  and Director of Morgan Stanley Investment Management
                                                                               Inc., Morgan Stanley Distribution Inc. and Morgan
                                                                               Stanley Distributors Inc.; Managing Director, Chief
                                                                               Administrative Officer and Director of Morgan Stanley
                                                                               Investment Advisors Inc. and Morgan Stanley Services
                                                                               Company Inc.; Chief Executive Officer and Director of
                                                                               Morgan Stanley Trust; Director of Morgan Stanley
                                                                               SICAV (since May 2004); President (since September
                                                                               2005) and Principal Executive Officer (since May
                                                                               2003) of the Van Kampen Funds; previously, Executive
                                                                               Vice President (July 2003- September 2005) of funds
                                                                               in the Fund Complex and the Van Kampen Funds. He was
                                                                               also previously President and Director of the
                                                                               Institutional Funds (March 2001-July 2003), Chief
                                                                               Global Operations Officer of Morgan Stanley
                                                                               Investment Management Inc. and Chief Executive
                                                                               Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62)          Vice President        Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                    Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                             Management Inc.; Chief Investment Officer of the Van
                                                                               Kampen Funds; Vice President of the Institutional
                                                                               Funds (since July 2003) and the Retail Funds (since
                                                                               July 1995).

                                       25

                                       POSITION(S)            LENGTH OF
   NAME, AGE AND ADDRESS OF             HELD WITH               TIME                     PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER                 REGISTRANT              SERVED*                           PAST 5 YEARS**
--------------------------------  --------------------  ---------------------  -----------------------------------------------------

Barry Fink (50)                   Vice President        Since February 1997    General Counsel (since May 2000) and Managing
1221 Avenue of the Americas                                                    Director (since December 2000) of Morgan Stanley
New York, NY 10020                                                             Investment Management; Managing Director (since
                                                                               December 2000), Secretary (since February 1997) and
                                                                               Director of the Investment Adviser and the
                                                                               Administrator; Vice President of the Retail Funds;
                                                                               Assistant Secretary of Morgan Stanley DW; Vice
                                                                               President of the Institutional Funds (since July
                                                                               2003); Managing Director, Secretary and Director of
                                                                               the Distributor; previously Secretary (February
                                                                               1997-July 2003) and General Counsel (February
                                                                               1997-April 2004) of the Retail Funds ; Vice President
                                                                               and Assistant General Counsel of the Investment
                                                                               Adviser and the Administrator (February 1997-December
                                                                               2001).

Amy R. Doberman (43)              Vice President        Since July 2004        Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                                    Investment Management; Managing Director of Morgan
New York, NY 10020                                                             Stanley Investment Management Inc. and the Investment
                                                                               Adviser; Vice President of the Institutional and
                                                                               Retail Funds (since July 2004); Vice President of the
                                                                               Van Kampen Funds (since August 2004); previously,
                                                                               Managing Director and General Counsel -- Americas,
                                                                               UBS Global Asset Management (July 2000-July 2004) and
                                                                               General Counsel, Aeltus Investment Management, Inc.
                                                                               (January 1997-July 2000).

Carsten Otto (42)                 Chief                 Since October 2004     Executive Director and U.S. Director of Compliance
1221 Avenue of the Americas       Compliance                                   for Morgan Stanley Investment Management (since
New York, NY 10020                Officer                                      October 2004); Executive Director of the Investment
                                                                               Adviser and Morgan Stanley Investment Management
                                                                               Inc.; formerly Assistant Secretary and Assistant
                                                                               General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39)            Vice President        Since July 2003        Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                    Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                             Inc. and the Investment Adviser; Vice President of
                                                                               the Institutional Funds (since December 1997) and the
                                                                               Retail Funds (since July 2003); formerly practiced
                                                                               law with the New York law firm of Rogers & Wells (now
                                                                               Clifford Chance US LLP).

Francis J. Smith (40)             Treasurer and Chief   Treasurer since July   Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust          Financial Officer     2003 and Chief         Administrator (since December 2001); previously, Vice
Harborside Financial Center,                            Financial Officer      President of the Retail Funds (September 2002-July
Plaza Two,                                              since September 2002   2003), Vice President of the Investment Adviser and
Jersey City, NJ 07311                                                          the Administrator (August 2000-November 2001).

Thomas F. Caloia (59)             Vice President        Since July 2003        Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                                       Assistant Treasurer of the Investment Adviser, the
Harborside Financial Center,                                                   Distributor and the Administrator; previously
Plaza Two,                                                                     Treasurer of the Retail Funds (April 1989-July
Jersey City, NJ 07311                                                          2003); formerly First Vice President of the
                                                                               Investment Adviser, the Distributor and the
                                                                               Administrator.

                                       26

                                       POSITION(S)            LENGTH OF
   NAME, AGE AND ADDRESS OF             HELD WITH               TIME                     PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER                 REGISTRANT              SERVED*                           PAST 5 YEARS**
--------------------------------  --------------------  ---------------------  -----------------------------------------------------

Mary E. Mullin (38)               Secretary             Since July 2003        Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                    Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                             Inc. and the Investment Adviser; Secretary of the
                                                                               Institutional Funds (since June 1999) and the Retail
                                                                               Funds (since July 2003); formerly practiced law with
                                                                               the New York law firms of McDermott, Will & Emery and
                                                                               Skadden, Arps, Slate, Meagher & Flom LLP.

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.
**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2004)                            (AS OF DECEMBER 31, 2004)
---------------------------  ---------------------------------------------  --------------------------------------------------------

INDEPENDENT:

Michael Bozic                                    None                                            over $100,000
Edwin J. Garn                                    None                                            over $100,000
Wayne E. Hedien                                  None                                            over $100,000
Dr. Manuel H. Johnson                            None                                            over $100,000
Joseph J. Kearns(1)                              None                                            over $100,000
Michael E. Nugent                                None                                            over $100,000
Fergus Reid(1)                                   None                                            over $100,000

INTERESTED:

Charles A. Fiumefreddo                     $50,001 - $100,000                                    over $100,000
James F. Higgins                                 None                                            over $100,000

----------
(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

                                       27

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Act. The
Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit
Committee Charter. During the Fund's fiscal year ended July 31, 2005, the Audit
Committee held eight meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person", as defined under the Investment Company Act, of the Fund
(with such disinterested Trustees being Independent Trustees or individually,
Independent Trustee). Each Independent Trustee is also "independent" from the
Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE).
The current Chairman of the Audit Committee of the Fund is Dr. Manuel H.
Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended July 31, 2005, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

                                       28

     There were 15 meetings of the Board of Trustees of the Fund held during the fiscal year ended July 31, 2005. The Independent Trustees of the Fund also met seven times during that time, in addition to the 15 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended July 31, 2005, the
Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and
Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other Committee
Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each
Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional
Funds and for administrative services provided to each Board.

                                       29

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation payable to the Fund's
Trustees from the Fund for the fiscal year ended July 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended
December 31, 2004.

                                  COMPENSATION

                                                         NUMBER OF
                                                     PORTFOLIOS IN THE
                                                       FUND COMPLEX
                                                      FROM WHICH THE     TOTAL COMPENSATION
                                TOTAL COMPENSATION   TRUSTEE RECEIVED      FROM THE FUND
NAME OF INDEPENDENT TRUSTEE:       FROM THE FUND       COMPENSATION         COMPLEX(5)
----------------------------    ------------------   -----------------   ------------------

Michael Bozic(1)(3)                $  1,298                  197           $   178,000
Edwin J. Garn(1)(3)                   1,282                  197               178,000
Wayne E. Hedien(1)(2)                 1,298                  197               178,000
Dr. Manuel H. Johnson(1)              1,738                  197               238,000
Joseph J. Kearns(1)(4)                1,526                  198               211,000
Michael E. Nugent(1)(2)               1,518                  197               208,000
Fergus Reid(1)(3)                     1,518                  198               213,000

NAME OF INTERESTED TRUSTEE:
Charles A. Fiumefreddo(2)             2,642                  197               360,000
James F. Higgins                          0                  197                     0

----------
(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Fund, had adopted a retirement program under which an Independent
Trustee who retired after serving for at least five years as an Independent
Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible
Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 2005 and by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended July 31, 2005 and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                       30

                                           RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                                    FUND EXPENSES                       RETIREMENT(1)
                                           ------------------------------      -------------------------------
                                             BY THE      BY ALL ADOPTING         FROM THE    FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                   FUND            FUNDS                FUND             FUNDS
---------------------------                -----------  -----------------      ------------  -----------------

Michael Bozic                                $  385         $  19,437            $  967           $  46,871
Edwin J. Garn                                    78            28,779               985              46,917
Wayne E. Hedien                                 749            37,860               837              40,020
Dr. Manuel H. Johnson                           392            19,701             1,420              68,630
Michael E. Nugent                               661            35,471             1,269              61,377

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement program in
2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding Class A shares of the
Fund as of November 1, 2005: State Street Bank and Trust Co. FBO ADP/Morgan
Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318--6.91%. The
following owned 5% or more of the outstanding Class D shares of the Fund as of
November 1, 2005: Mac & Co. AC MSWF4000152, Mutual Funds Operations, Morgan
Stanley DPSP/Start Plan, P.O. Box 3198, Pittsburgh, PA 15230-3198--53.11% and
State Street Bank and Trust Co, FBO ADP/Morgan Stanley Alliance, 105 Rosemont
Avenue, Westwood, MA 02090-2318--11.96%

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rate to the net assets of the Fund determined as of the close of each business day of
0.60% of the portion of the daily net assets not exceeding $500 million; 0.55%
of the daily net assets exceeding $500 million but not exceeding $1 billion;
0.50% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% of the portion of the daily net assets exceeding
$1.5 billion but not exceeding $2 billion; 0.45% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of the daily net assets exceeding $3 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administrative service component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services

                                       31

under an Amended and Restated Investment Advisory Agreement ("Investment
Advisory Agreement"). The administration services previously provided to the
Fund by the Investment Adviser will be provided by Morgan Stanley Services
Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment
Adviser, pursuant to a separate administration agreement ("Administration
Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the
Investment Adviser.

     For the fiscal years ended July 31, 2003, 2004 and 2005, the Fund accrued total compensation under the Management Agreement and the Investment Advisory
Agreement in the amounts of $6,860,966, $6,838,151 and $4,931,174, respectively.

     For the period November 1, 2004 through July 31, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of
$636,066.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with

                                       32

federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The
Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the

                                       33

average daily net assets of Class A and Class C, respectively, and, with respect to Class B, (i) 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the implementation of the Plan on
November 8, 1989 (not including capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the
Plan's implementation upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the implementation of the Plan, plus (ii) 0.25% of the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, prior to implementation of the Plan.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended July 31, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                                         2005                       2004                        2003
                                 ---------------------      ----------------------      ----------------------

Class A                            FSCs:(1) $   77,416        FSCs:(1) $   120,359        FSCs:(1) $    85,004
                                  CDSCs:    $        0       CDSCs:    $     2,257       CDSCs:    $     1,663
Class B                           CDSCs:    $  891,958       CDSCs:    $ 1,012,948       CDSCs:    $ 1,500,244
Class C                           CDSCs:    $    9,372       CDSCs:    $     7,491       CDSCs:    $    10,582

----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31,
2005, of $7,895,928. This amount is equal to 1.00% of the average daily net sales of Class B and was calculated pursuant to clause (b) of the compensation formula of the Plan. For the fiscal year ended July 31, 2005, Class A and Class
C shares of the Fund accrued payments under the Plan amounting to $451,637 and
$412,183, respectively, which amounts are equal to 0.25% and 0.97% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

                                       34

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $189,666,389 on behalf of Class B since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i)
4.73% ($8,962,244) -- advertising and promotional expenses; (ii) 0.24%
($450,736) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 95.04% ($180,253,409) -- other expenses, including the gross sales credit and the carrying charge, of which 10.21%
($18,409,663) represents

                                       35

carrying charges, 33.19% ($59,826,696) represents commission credits to Morgan
Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, 46.98% ($84,682,232) represents overhead and other branch office distribution-related expenses, and 9.62% ($17,334,818) represents excess distribution expenses of Dean Witter Managed Assets Trust, the net assets of which were combined with those of the Fund on December 22, 1995, and of Dean
Witter Global Asset Allocation Fund, the net assets of which were combined with those of the Fund on September 21, 1998, in each case pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31,
2005 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $9,855,351 as of July 31, 2005 (the end of the Fund's fiscal year), which was equal to approximately 2.48% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2004 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating

                                       36

as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan
Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT
     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS
     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of July 31, 2005:

     Mark A. Bavoso managed four mutual funds with a total of approximately $1.6 billion in assets; and no pooled investment vehicles other than mutual funds or any other accounts.

     W. David Armstrong managed 15 mutual funds with a total of approximately
$10.6 billion in assets; no pooled investment vehicles other than mutual funds;
and six other accounts with a total of approximately $822 million in assets.

                                       37

     David S. Horowitz managed 20 mutual funds with a total of approximately
$20.4 billion in assets; one pooled investment vehicle other than mutual funds with approximately $25.4 million in assets; and 37 other accounts with approximately $7.6 billion in assets. Of these 37 other accounts, three accounts with approximately $1.7 billion in assets had performance based fees.

     Stefania A. Perrucci managed four mutual funds with a total of approximately $1.7 billion in assets; and no pooled investment vehicles other than mutual funds or any other accounts.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include, in addition to any region specific deferred compensation plans:

     -  CASH BONUS;

     -  MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS --
        a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan
        Stanley common stock that are subject to vesting and other conditions;

     -  INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a
        mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the
        IMDCP fund menu, which may or may not include the Fund;

     -  VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan
        Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     -  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
        and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     -  Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

     -  Contribution to the business objectives of the Investment Adviser.

                                       38

     -  The dollar amount of assets managed by the portfolio manager.

     -  Market compensation survey research by independent third parties.

     -  Other qualitative factors, such as contributions to client objectives.

     -  Performance of Morgan Stanley and Morgan Stanley Investment Management,
        and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of July 31, 2005, the dollar range of securities owned (either directly or notionally through certain deferred compensation programs) by each portfolio manager in the Fund is shown below:

Mark A. Bavoso:                                       $10,001-$50,000
W. David Armstrong:                                        None
David S. Horowitz:                                         None
Stefania A. Perrucci:                                      None

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     -  Generally, routine proposals will be voted in support of management.

     -  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     -  The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     -  The Investment Adviser will vote against certain non-routine proposals
        (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring

                                       39

        supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

     -  The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     -  The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices
        (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

     -  The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     -  Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS"), Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS, Glass
Lewis and Proxy Governance, Inc., the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis, Proxy Governance, Inc.
and these other proxy research providers are referred to herein as "Research
Providers." The services provided to the Investment Adviser by the Research
Provider include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at
www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares,

                                       40

maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan
Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

     (2)  On Class D shares (other than shares held by participants in the
          Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan
          Stanley Fund Solution(SM) Program, the Morgan Stanley Personal
          Portfolio(SM) Program and Morgan Stanley Corporate Retirement
          Solutions), Morgan Stanley DW and other Intermediaries receive an annual fee of up to 0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

     (3)  On sales of Class A, B and C shares (except purchases through 401(k)
          platforms or shares, if any, held by participants in the Morgan
          Stanley Fund Solution(SM) Program, the Morgan Stanley Personal
          Portfolio(SM) Program and Morgan Stanley Corporate Retirement
          Solutions) through Morgan Stanley DW's Mutual Fund Network:

          -  An amount up to 0.11% of gross sales of Fund shares; and

          -  An annual fee in an amount up to 0.03% of the value of such Fund shares in excess of $9 billion.

     (4)  An amount equal to 0.20% of the value of shares sold through 401(k)
          platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

----------
*    Commissions or transaction fees paid to Morgan Stanley DW or other
     Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as

                                       41

the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended July 31, 2003, 2004 and 2005, the Fund paid a total of $2,673,824, $1,066,780 and $1,059,697, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund paid a total of $345,325, $151,615 and $217,401, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended July 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately
20.52% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 20.32% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than

                                       42

negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among the clients whose assets they manage
(including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended July 31, 2005, the Fund paid $653,803 in brokerage commissions in connection with transactions in the aggregate amount of
$387,644,570 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended July 31, 2005, the Fund purchased securities issued by Citigroup, Inc., Goldman Sachs Group, Inc., Bank of America Corp., The
Bank of New York and J.P. Morgan Chase & Co., which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At July 31, 2005, the Fund held securities from the following top ten broker-dealers in the following amounts:
Citigroup, Inc., J.P. Morgan Chase & Co., Bank of America Corp., Goldman Sachs
Group, Inc. and The Bank of New York, with market values of $16,038,419,
$15,152,365, $14,874,689, $1,065,001 and $443,624, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances the Trustees may be removed by actions of the
Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required

                                       43

to provide assistance in communicating with shareholders about such a meeting.
The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any
Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

      TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

                                       44

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW, and other authorized dealers as described in Section "V.
Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of
Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

                                       45

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S.
corporations classified as "passive foreign investment companies." ("PFICs")
Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes.
For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on

                                       46

long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December to shareholders of record of such months, and paid in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after
December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

                                       47

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                                       INCEPTION
CLASS                                     DATE:     1 YEAR    5 YEARS   10 YEARS  LIFE OF FUND
-----                                  ----------  --------  ---------  --------  ------------

Class A                                 07/28/97       8.23%      0.99%       --          5.34%
Class B                                 10/31/88       8.49%      0.96%     7.92%         9.76%
Class C                                 07/28/97      12.44%      1.30%       --          5.24%
Class D                                 07/28/97      14.60%      2.31%       --          6.30%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                                       INCEPTION
CLASS                                     DATE:     1 YEAR    5 YEARS   10 YEARS  LIFE OF FUND
-----                                  ----------  --------  ---------  --------  ------------

Class A                                 07/28/97      14.23%      2.09%       --          6.05%
Class B                                 10/31/88      13.49%      1.30%     7.92%         9.76%
Class C                                 07/28/97      13.44%      1.30%       --          5.24%
Class D                                 07/28/97      14.60%      2.31%       --          6.30%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                                       INCEPTION
CLASS                                     DATE:     1 YEAR    5 YEARS   10 YEARS  LIFE OF FUND
-----                                  ----------  --------  ---------  --------  ------------

Class A                                 07/28/97      14.23%     10.87%       --         60.07%
Class B                                 10/31/88      13.49%      6.66%   114.28%       375.60%
Class C                                 07/28/97      13.44%      6.65%       --         50.52%
Class D                                 07/28/97      14.60%     12.10%       --         63.05%

                                       48

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                           PERIOD ENDED JULY 31, 2005

                                       INCEPTION
CALCULATION METHODOLOGY                   DATE:     1 YEAR    5 YEARS   10 YEARS  LIFE OF FUND
-----------------------                ----------  --------  ---------  --------  ------------

After taxes on distributions            10/31/88       8.29%      0.09%     6.20%         8.16%
After taxes on distributions and
  redemptions                           10/31/88       5.59%      0.45%     6.03%         7.87%

XII. FINANCIAL STATEMENTS

     The Fund's audited financial statements for the fiscal year ended July 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this
STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the
SEC.

                                       49

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Health Sciences Trust, dated November 30, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 29, 2005
Morgan Stanley Total Return Trust, dated November 30, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "VI. Brokerage Allocation and Other Practices, F. Revenue Sharing" is hereby deleted and replaced with the following:

F. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

                                                              MORGAN STANLEY
                                                              TOTAL RETURN TRUST

NOVEMBER 30, 2005

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated November 30, 2005) for Morgan Stanley Total Return Trust may
be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended July 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Total Return Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

--------------------------------------------------------------------------------

         C.  Services Provided by the Investment Adviser and
             Administrator                                            26

                                       2

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment
Manager.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Total Return Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Manager serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                       3

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized, under a Declaration of Trust, on June 29, 1994, as a Massachusetts business trust with the name "TCW/DW Total Return Trust." On
February 25, 1999, the Fund's Trustees adopted an Amendment to the Fund's
Declaration of Trust changing the name of the Fund to Morgan Stanley Dean
Witter Total Return Trust, effective June 28, 1999. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Total Return Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek high total return from capital growth and income.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers'
acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10%
or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the

                                       4

Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.
However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the cur.*rent policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value
(sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency, which

                                       5

the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into
"cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.
The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or
Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

                                       6

     Furthermore, REITs are dependent on specialized management skills. Some
REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee
from the Fund for its services. The Fund will not lend more than 331|M/3% of
the value of its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the
Investment Adviser to be creditworthy and when, in the judgment of the
Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

                                       7

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the
Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.
At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one
Issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security
(the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

                                       8

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in
U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

     EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of an issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income

                                       9

securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include
American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and
other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United
States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S.
financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally,
Depositary Receipts in registered form are designed for use in the U.S.
securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored
Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary
Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S.
issuer.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

                                       10

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities;

     The Fund will:

       1.  Seek high total return from capital growth and income.

     The Fund may not:

       1.  Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       2.  Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       3.  Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

       4.  Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the
           Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

       5.  Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

       6.  Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

       7.  Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

       8.  Issue senior securities as defined in the Act except insofar as the
           Fund may be deemed to have issued a senior security by reason of (a)
           entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

       9.  Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       10. Purchase or sell commodities or commodities contracts except that the
           Fund may purchase or sell financial or stock index futures contracts or options thereon.

                                       11

       11. Make short sales of securities.

       12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

       13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

       14. Invest for the purpose of exercising control or management of any other issuer.

       15. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

       16. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o   Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;

     o   Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.
Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

                                       12

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund;
(3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the
MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

                                       13

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                       INFORMATION DISCLOSED            FREQUENCY(1)                     LAG TIME
------------------------------------ -------------------------------- ------------------------ -----------------------------------

SERVICE PROVIDERS

Institutional Shareholder            Complete portfolio holdings      Twice a month                        (2)
 Services (ISS) (proxy
 voting agent)(*)

FT Interactive Data Pricing          Complete portfolio holdings      As needed                            (2)
 Service Provider(*)

Morgan Stanley Trust(*)              Complete portfolio holdings      As needed                            (2)

The Bank of New York(*)              Complete portfolio holdings      As needed                            (2)

FUND RATING AGENCIES
Lipper(*)                            Top Ten and Complete             Monthly basis            Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               15 days after month end

Morningstar(**)                      Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end

Standard & Poor's(*)                 Complete portfolio holdings      Quarterly basis          Approximately 15 day lag

Investment Company                   Top Ten portfolio holdings       Quarterly basis          Approximately 15 days after
  Institute(**)                                                                                quarter end

CONSULTANTS AND ANALYSTS
Americh Massena &                    Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
 Associates, Inc.(*)                 portfolio holdings                                        quarter end

Bloomberg(*)                         Complete portfolio holdings      Quarterly basis(5)       Approximately 30 days after
                                                                                               quarter end

Callan Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end

Cambridge Associates(*)              Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
                                     portfolio holdings                                        quarter end

Citigroup (*)                        Complete portfolio holdings      Quarterly basis(5)       At least one day after quarter end

CTC Consulting, Inc.(**)             Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end,
                                                                                               respectively

Evaluation Associates(*)             Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end

Fund Evaluation Group(**)            Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter end

Jeffrey Slocum &                     Complete portfolio holdings(4)   Quarterly basis(5)       Approximately 10-12 days after
  Associates(*)                                                                                quarter end

Hammond Associates(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter end

Hartland & Co.(**)                   Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter end

Hewitt Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end

Merrill Lynch(*)                     Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end

Mobius(**)                           Top Ten portfolio holdings(3)    Monthly basis            At least 15 days after month end

Nelsons(**)                          Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter end

Prime Buchholz &                     Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter end
  Associates, Inc.(**)

PSN(**)                              Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter end

PFM Asset Management                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
  LLC(*)                             portfolio holdings                                        quarter end

Russell Investment                   Top Ten and Complete             Monthly and quarterly    At least 15 days after month end
 Group/Russell/Mellon                portfolio holdings               basis                    and at least 30 days after quarter
 Analytical Services, Inc.(**)                                                                 end, respectively

Stratford Advisory Group,            Top Ten portfolio holdings(6)    Quarterly basis(5)       Approximately 10-12 days after
  Inc.(*)                                                                                      quarter end

Thompson Financial(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter end

                                       14

NAME                         INFORMATION DISCLOSED          FREQUENCY(1)                 LAG TIME
----------------------- ------------------------------- -------------------- -------------------------------

Watershed Investment    Top Ten and Complete            Quarterly basis(5)   Approximately 10-12 days after
  Consultants, Inc.(*)  portfolio holdings                                   quarter end

Yanni Partners(**)      Top Ten portfolio holdings(3)   Quarterly basis      At least 15 days after quarter
                                                                             end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)             Complete portfolio holdings     Daily                One day

----------
(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment
Adviser shall report quarterly to the Board of Trustees (or a designated
Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment
Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the

                                       15

Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor, or any affiliated person of the Fund, the Investment Adviser, or the Distributor on
the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       16

                               POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
----------------------------- ------------- ------------

Michael Bozic (64)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (73)            Trustee       Since
1031 N. Chartwell Court                     January
Salt Lake City, UT 84103                    1993

Wayne E. Hedien (71)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                                      IN FUND
                                                                      COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)         OVERSEEN        OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**         BY TRUSTEE              BY TRUSTEE
----------------------------- ------------------------------------ ------------ ---------------------------------

Michael Bozic (64)            Private investor; Director or            197      Director of various business
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds (since                organizations.
Frankel LLP                   April 1994) and the Institutional
Counsel to the Independent    Funds (since July 2003); formerly
Trustees                      Vice Chairman of Kmart
1177 Avenue of the Americas   Corporation (December 1998-
New York, NY 10036            October 2000), Chairman and
                              Chief Executive Officer of Levitz
                              Furniture Corporation (November
                              1995-November 1998) and
                              President and Chief Executive
                              Officer of Hills Department Stores
                              (May 1991-July 1995); formerly
                              variously Chairman, Chief
                              Executive Officer, President and
                              Chief Operating Officer (1987-
                              1991) of the Sears Merchandise
                              Group of Sears, Roebuck & Co.

Edwin J. Garn (73)            Consultant; Director or Trustee of       197      Director of Franklin Covey (time
1031 N. Chartwell Court       the Retail Funds (since January                   management systems), BMW
Salt Lake City, UT 84103      1993) and the Institutional Funds                 Bank of North America, Inc.
                              (since July 2003); member of the                  (industrial loan corporation),
                              Utah Regional Advisory Board of                   Escrow Bank USA (industrial
                              Pacific Corp. (utility company);                  loan corporation), United Space
                              formerly Managing Director of                     Alliance (joint venture between
                              Summit Ventures LLC                               Lockheed Martin and the
                              (2000-2004)(lobbying and                          Boeing Company) and Nuskin
                              consulting firm); United States                   Asia Pacific (multilevel
                              Senator (R-Utah) (1974-1992)                      marketing); member of the
                              and Chairman, Senate Banking                      board of various civic and
                              Committee (1980-1986), Mayor of                   charitable organizations.
                              Salt Lake City, Utah (1971-1974),
                              Astronaut, Space Shuttle
                              Discovery (April 12-19, 1985),
                              and Vice Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (71)          Retired; Director or Trustee of          197      Director of The PMI Group
c/o Kramer Levin Naftalis &   the Retail Funds (since                           Inc. (private mortgage
Frankel LLP                   September 1997) and the                           insurance); Trustee and Vice
Counsel to the                Institutional Funds (since July                   Chairman of The Field
Independent Trustees          2003); formerly associated with                   Museum of Natural History;
1177 Avenue of the Americas   the Allstate Companies                            director of various other
New York, NY 10036            (1966-1994), most recently as                     business and charitable
                              Chairman of The Allstate                          organizations.
                              Corporation (March 1993-
                              December 1994) and Chairman
                              and Chief Executive Officer of its
                              wholly-owned subsidiary, Allstate
                              Insurance Company (July 1989-
                              December 1994).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       17

                               POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
----------------------------- ------------- -----------

Dr. Manuel H. Johnson (56)    Trustee       Since
c/o Johnson Smick                           July 1991
Group Inc.
888 16th Street, NW
Suite 740
Washington, D.C. 20006

Joseph J. Kearns (63)         Trustee       Since
c/o Kearns & Associates LLC                 July 2003
PMB754
23852 Pacific Coast Highway
Malibu, CA 90265

Michael E. Nugent (69)        Trustee       Since
c/o Triumph Capital, L.P.                   July 1991
445 Park Avenue
New York, NY 10022

Fergus Reid (73)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                                      IN FUND
                                                                      COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)         OVERSEEN       OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**         BY TRUSTEE             BY TRUSTEE
----------------------------- ------------------------------------ ------------ -------------------------------

Dr. Manuel H. Johnson (56)    Senior Partner, Johnson Smick            197      Director of NVR, Inc. (home
c/o Johnson Smick             International, Inc., a consulting                 construction); Director of KFX
Group Inc.                    firm; Chairman of the Audit                       Energy; Director of
888 16th Street, NW           Committee and Director or                         RBS Greenwich Capital
Suite 740                     Trustee of the Retail Funds (since                Holdings (financial holding
Washington, D.C. 20006        July 1991) and the Institutional                  company).
                              Funds (since July 2003);
                              Co-Chairman and a founder of
                              the Group of Seven Council
                              (G7C), an international economic
                              commission; formerly Vice
                              Chairman of the Board of
                              Governors of the Federal Reserve
                              System and Assistant Secretary
                              of the U.S. Treasury.

Joseph J. Kearns (63)         President, Kearns & Associates           198      Director of Electro Rent
c/o Kearns & Associates LLC   LLC (investment consulting);                      Corporation (equipment
PMB754                        Deputy Chairman of the Audit                      leasing), The Ford Family
23852 Pacific Coast Highway   Committee and Director or                         Foundation, and the UCLA
Malibu, CA 90265              Trustee of the Retail Funds (since                Foundation.
                              July 2003) and the Institutional
                              Funds (since August 1994);
                              previously Chairman of the Audit
                              Committee of the Institutional
                              Funds (October 2001-July 2003);
                              formerly CFO of the J. Paul Getty
                              Trust.

Michael E. Nugent (69)        General Partner of Triumph               197                     --
c/o Triumph Capital, L.P.     Capital, L.P., a private investment
445 Park Avenue               partnership; Chairman of the
New York, NY 10022            Insurance Committee and Director
                              or Trustee of the Retail Funds
                              (since July 1991) and the
                              Institutional Funds (since
                              July 2001); formerly Vice
                              President, Bankers Trust
                              Company and BT Capital
                              Corporation (1984-1988).

Fergus Reid (73)              Chairman of Lumelite Plastics            198      Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                      certain investment companies
Corporation                   Governance Committee and                          in the JPMorgan Funds
85 Charles Colman Blvd.       Director or Trustee of the Retail                 complex managed by J.P.
Pawling, NY 12564             Funds (since July 2003) and the                   Morgan Investment
                              Institutional Funds (since                        Management Inc.
                              June 1992).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       18

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*
------------------------------ ------------- -----------

Charles A. Fiumefreddo (72)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ 07311

James F. Higgins (57)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                         IN FUND
                                                                         COMPLEX
                                                                       OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**                TRUSTEE                TRUSTEE
------------------------------ -------------------------------------- ------------ --------------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee           197      None.
c/o Morgan Stanley Trust       of the Retail Funds (since
Harborside Financial Center,   July 1991) and the Institutional
Plaza Two,                     Funds (since July 2003); formerly
Jersey City, NJ 07311          Chief Executive Officer of the Retail
                               Funds (until September 2002).

James F. Higgins (57)          Director or Trustee of the Retail          197      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                     and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                     Assurance Society of the
Plaza Two,                     2003); Senior Advisor of Morgan                     United States (financial
Jersey City, NJ 07311          Stanley (since August 2000);                        services).
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May 1999-
                               August 2000), and President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                 POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH            TIME
      EXECUTIVE OFFICER          REGISTRANT           SERVED*
----------------------------- ---------------- --------------------

Ronald E. Robison (66)        President and    President (since
1221 Avenue of the Americas   Principal        September 2005)
New York, NY 10020            Executive        and Principal
                              Officer          Executive Officer
                                               since (May
                                               2003)

Joseph J. McAlinden (62)      Vice President   Since July
1221 Avenue of the Americas                    1995
New York, NY 10022

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- -----------------------------------------------------------------------

Ronald E. Robison (66)        President (since September 2005) and Principal Executive Officer of
1221 Avenue of the Americas   funds in the Fund Complex (since May 2003); Managing Director of
New York, NY 10020            Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing
                              Director and Director of Morgan Stanley Investment Management Inc.,
                              Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.;
                              Managing Director, Chief Administrative Officer and Director of Morgan
                              Stanley Investment Advisors Inc. and Morgan Stanley Services
                              Company Inc.; Chief Executive Officer and Director of Morgan Stanley
                              Trust;  Director of Morgan Stanley SICAV (since May 2004); President
                              (since September 2005) and Principal Executive Officer (since May
                              2003) of the Van Kampen Funds; previously, Executive Vice President
                              (July 2003-September 2005) of funds in the Fund Complex and the Van
                              Kampen Funds. He was also previously President and Director of the
                              Institutional Funds (March 2001-July 2003), Chief Global Operations
                              Officer of Morgan Stanley Investment Management Inc. and Chief
                              Executive Officer and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (62)      Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas   Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10022            Investment Officer of the Van Kampen Funds; Vice President of the
                              Institutional Funds (since July 2003) and the Retail Funds (since
                              July 1995).

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       19

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------

Barry Fink (50)                Vice President    Since
1221 Avenue of the Americas                      February 1997
New York, NY 10020

Amy R. Doberman (43)           Vice President    Since July
1221 Avenue of the Americas                      2004
New York, NY 10020

Carsten Otto (42)              Chief             Since October
1221 Avenue of the Americas    Compliance        2004
New York, NY 10020             Officer

Stefanie V. Chang (39)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY 10020

Francis J. Smith (40)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ 07311                            September 2002

Thomas F. Caloia (59)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ --------------------------------------------------------------------------

Barry Fink (50)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020             Director (since December 2000), Secretary (since February 1997) and
                               Director of the Investment Adviser and the Administrator; Vice President
                               of the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice
                               President of the Institutional Funds (since July 2003); Managing
                               Director, Secretary and Director of the Distributor; previously Secretary
                               (February 1997-July 2003) of the Retail Funds and General Counsel
                               (February 1997-April 2004) of the Retail Funds; Vice President and
                               Assistant General Counsel of the Investment Adviser and the
                               Administrator (February 1997-December 2001).

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas    Managing Director of Morgan Stanley Investment Management Inc. and
New York, NY 10020             the Investment Adviser, Vice President of the Institutional and Retail
                               Funds (since July 2004); Vice President of the Van Kampen Funds
                               (sinde August 2004); previously, Managing Director and General
                               Counsel-Americas, UBS Global Asset Management (July 2000-July
                               2004) and General Counsel, Aeltus Investment Management, Inc.
                               (January 1997-July 2000).

Carsten Otto (42)              Executive Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the Americas    Investment Management (since October 2004); Executive Director of the
New York, NY 10020             Investment Adviser and Morgan Stanley Investment Management Inc.;
                               formerly Assistant Secretary and Assistant General Counsel of the
                               Morgan Stanley Retail Funds.

Stefanie V. Chang (39)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser; Vice
New York, NY 10020             President of the Institutional Funds (since December 1997) and the
                               Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)          Executive Director of the Investment Adviser and the Administrator
c/o Morgan Stanley Trust       (since December 2001); previously, Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003), Vice President of the Investment Adviser
Plaza Two,                     and the Administrator (August 2000-November 2001).
Jersey City, NJ 07311

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       the Investment Adviser, the Distributor and the Administrator; previously
Harborside Financial Center,   Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice
Plaza Two,                     President of the Investment Adviser, the Distributor and the
Jersey City, NJ 07311          Administrator.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020             Secretary of the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher &
                               Flom LLP.

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as an
     Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004, is shown below.

                                       20

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
------------------------   -----------------------------------------------   --------------------------------------------

INDEPENDENT:
Michael Bozic                                    None                                       over $100,000
Edwin J. Garn                                    None                                       over $100,000
Wayne E. Hedien                                  None                                       over $100,000
Dr. Manuel H. Johnson                            None                                       over $100,000
Joseph J. Kearns(1)                              None                                       over $100,000
Michael E. Nugent                                None                                       over $100,000
Fergus Reid(1)                                   None                                       over $100,000
INTERESTED:
Charles A. Fiumefreddo                           None                                       over $100,000
James F. Higgins                                 None                                       over $100,000

----------

(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002,
      respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended
July 31, 2005, the Audit Committee held eight meetings.

                                       21

     The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an "interested person," as defined under the Investment Company
Act, of the Fund (with such disinterested Trustee being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. During the Fund's fiscal year ended July 31, 2005, the Governance
Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's
Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the
NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     There were 15 meetings of the Board of Trustees of the Fund held during the fiscal year ended July 31, 2005. The Independent Trustees of the Fund also met seven times during that time, in addition to the 15 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent
and Hedien are Independent Trustees. During the Fund's fiscal year ended July
31, 2005, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding

                                       22

operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the
Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties.
It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other
Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional
Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each
Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC
Plan

                                       23

amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior
DC Plan).

     The following table shows aggregate compensation payable to each of the
Fund's Trustees from the Fund for the fiscal year ended July 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                 COMPENSATION

                                                           NUMBER OF PORTFOLIOS           TOTAL
                                           TOTAL            IN THE FUND COMPLEX       COMPENSATION
                                        COMPENSATION      FROM WHICH THE TRUSTEE      FROM THE FUND
NAME OF INDEPENDENT TRUSTEE:           FROM THE FUND     RECEIVED COMPENSATION(5)      COMPLEX(5)
-----------------------------------   ---------------   --------------------------   --------------

Michael Bozic(1)(3) ...............         $204                  197                   $178,000
Edwin J. Garn(1)(3) ...............          204                  197                    178,000
Wayne E. Hedien(1)(2) .............          204                  197                    178,000
Dr. Manuel H. Johnson(1) ..........          277                  197                    238,000
Joseph J. Kearns(1)(4) ............          252                  198                    211,000
Michael E. Nugent(1)(2) ...........          240                  197                    208,000
Fergus Reid(1)(3) .................          240                  198                    213,000
NAME OF INTERESTED TRUSTEE:
---------------------------
Charles A. Fiumefreddo(2) .........          437                  197                    360,000
James F. Higgins ..................            0                  197                          0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.

(5)   Because the funds in the Fund Complex have different fiscal year ends, the amount shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2004, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees, from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                      RETIREMENT BENEFITS            ESTIMATED ANNUAL
                                   ACCRUED AS FUND EXPENSES     BENEFITS UPON RETIREMENT(1)
                                            BY ALL                       FROM ALL
NAME OF INDEPENDENT TRUSTEE:            ADOPTING FUNDS                ADOPTING FUNDS
-------------------------------   --------------------------   ----------------------------

Michael Bozic .................             $19,437                       $46,871
Edwin J. Garn .................              28,779                        46,917
Wayne E. Hedien ...............              37,860                        40,020
Dr. Manuel H. Johnson .........              19,701                        68,630
Michael E. Nugent .............              35,471                        61,377

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       24

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit from the liquidation of a fund in the retirement program in
2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the
Fund as of November 1, 2005: State Street Bank and Trust Co, FBO ADP/Morgan
Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318-5.87% and Winmex
Investments Limited, Lot 220 Clear Water Bay Road, Kowloon Hong Kong-5.67%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.75% of the portion of the daily net assets not exceeding $500 million; 0.725% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of the daily net assets exceeding $1 billion.
The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; 0.645% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.62% of the portion of the daily net assets exceeding $1 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated
Investment Advisory Agreement ("Investment Advisory Agreement"). The
administration services previously provided to the Fund by the Investment
Adviser will be provided by Morgan Stanley Services Company Inc.
("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement")
entered into by the Fund with the Administrator. Such change resulted in a
0.08% reduction in the advisory fee concurrent with the implementation of a
0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     Under a former Sub-Advisory Agreement (the "Former Sub-Advisory
Agreement") in effect for the fiscal year ended July 31, 2002 and the period
August 1, 2002 through September 30, 2002, between TCW Investment Management
Company ("TCW") and the Investment Adviser, TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Adviser.
The Investment Adviser paid TCW monthly compensation equal to 40% of the
Investment Adviser's fee.

                                       25

     For the fiscal years ended July 31, 2003, 2004 and 2005, the Fund accrued total compensation under the Investment Advisory Agreement in the amounts of
$2,079,787, $1,744,173, and $1,219,341, respectively. Pursuant to the Former
Sub-Advisory Agreement in effect for the fiscal year ended July 31, 2002 and the period August 1, 2002 through September 30, 2002 between the Investment
Adviser and TCW, the Investment Adviser paid $1,541,494 and $166,811, respectively, in sub-advisory fees to TCW.

     During the period November 1, 2004 through July 31, 2005, the
Administrator accrued compensation under the Administration Agreement in the amount of $102,158.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to
Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the
Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the
Fund.

                                       26

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders'
and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the
Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment
Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees;
provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to
Class B, 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception

                                       27

of the Fund (not including capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the
Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan
Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended July 31, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                               2005                       2004                      2003
                     ------------------------   ------------------------   -----------------------

Class A ..........   FSCs:(1)     $    898      FSCs:(1)     $  5,719      FSCs:(1)     $ 10,872
                     CDSCs:       $    911      CDSCs:       $      1      CDSCs:       $    171
Class B ..........   CDSCs:       $295,330      CDSCs:       $325,241      CDSCs:       $578,148
Class C ..........   CDSCs:       $    403      CDSCs:       $    485      CDSCs:          1,971

----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended July 31, 2005 of $1,318,399. This amount is equal to 1.00% of the
Fund's average daily net assets and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended July 31,
2005, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $52,934 and $78,623, respectively, which amounts are equal to
0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the
Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of

                                       28

up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the
Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest
(computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of
Class A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A)
or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the
Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $37,436,314 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 15.58% ($5,835,374)-advertising and promotional expenses; (ii) 0.78%
($290,780)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 83.64% ($31,310,160)-other expenses, including the gross sales credit and the carrying charge, of which 5.17% ($1,618,090)
represents carrying charges, 39.26% ($12,292,517) represents commission credits to Morgan Stanley DW's branch

                                       29

offices and other selected broker-dealers for payments of commissions to
Financial Advisors and other authorized financial representatives, and 55.57%
($17,399,553) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the
Fund's Class B shares, totaled $9,081,064 as of July 31, 2005 (the end of the
Fund's fiscal year), which was equal to 11.41% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or
CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the
Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the
Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2004 (end of the calendar year). No interest or other financing charges will be incurred on any
Class A or Class C distribution expenses incurred by the Distributor under the
Plan or on any unreimbursed expenses due to the Distributor pursuant to the
Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley
Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective

                                       30

investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of
Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan
Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York 10281, is the
independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the
Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

     As of July 31, 2005, Mark A. Bavoso managed 4 mutual funds with a total of approximately $1.6 billion in assets; no other pooled investment vehicle or other mutual funds nor other accounts.

     As of July 31, 2005, Robert J. Rossetti managed 1 mutual fund with a total of approximately $149 million in assets; no other pooled investment vehicle or other mutual funds nor other accounts.

     Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of

                                       31

interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     The portfolio manager receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment
Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     o   Cash Bonus;

     o   Morgan Stanley's Equity Incentive Compensation Program (EICP) awards-a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on
         Morgan Stanley common stock that are subject to vesting and other conditions;

     o   Investment Management Deferred Compensation Plan (IMDCP) awards-a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     o   Voluntary Deferred Compensation Plans-voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan
         Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     o   Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     o   Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     o   Contribution to the business objectives of the Investment Adviser.

     o   The dollar amount of assets managed by the portfolio manager.

     o   Market compensation survey research by independent third parties.

     o   Other qualitative factors, such as contributions to client objectives.

                                       32

     o   Performance of Morgan Stanley and Morgan Stanley Investment Management,
         and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

     As of July 31, 2005, the dollar range of securities owned (either directly or notionally, through certain defined contribution and/or a deferred compensation program) by each portfolio manager in the Fund is shown below:

     Mark A. Bavoso: none

     Robert J. Rossetti: $10,001 - $50,000

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's
Proxy Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of
Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the
Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     o   Generally, routine proposals will be voted in support of management.

     o   With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     o   The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

                                       33

     o   The Investment Adviser will vote against certain non-routine proposals
         (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.)
         (notwithstanding management support).

     o   The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     o   The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices
         (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     o   The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     o   Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS"), Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS, Glass
Lewis and Proxy Governance Inc., the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis, Proxy Governance Inc.
and these other proxy research providers are referred to herein as "Research
Providers." The services provided to the Investment Adviser by the Research
Provider include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting
record for the 12-month period ended June 30,      filed with the SEC, are
available (i) without charge on our web site at www.morganstanley.com/funds.
The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

                                       34

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2)   On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
           Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)   On sales (except purchases through 401(k) platforms) through Morgan
           Stanley DW's Mutual Fund Network:

           o   An amount up to 0.20% of gross sales of Fund shares; and

           o   For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4)   An amount equal to 0.20% on the value of shares sold through 401(k)
           platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the

                                       35

over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The
Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund paid a total of $1,384,472, $508,464 and $402,797, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The
Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan
Stanley DW is better than that available from other dealers.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the
Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended July 31, 2003, 2004 and 2005, the Fund paid a total of $87,166, $65,666 and $78,955, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended July 31, 2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately
19.60% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 22.50% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the

                                       36

Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment
Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment;
wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended July 31, 2005, the Fund paid $234,781 in brokerage commissions in connection with transactions in the aggregate amount of $207,887,210 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended July 31, 2005, the Fund purchased securities issued by Bank of America Corp. and Goldman, Sachs & Co., which issuers were among the ten brokers or dealers which executed transactions for or with the
Fund in the largest dollar amounts during the period. At July 31, 2005, the
Fund held securities issued by Bank of America Corp., with market value of
$2,180,000.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to

                                       37

distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances; the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the
Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the
Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other continuously offered Morgan Stanley Fund and the general administration of the

                                       38

exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of
Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Advisory and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the
Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

                                       39

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the
Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return.
The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and
non-U.S. corporations classified as "passive foreign investment companies"
("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.
To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they

                                       40

receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% on 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December, to shareholders of record of such month, and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The
Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends,"
provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return.
Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.
Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable

                                       41

to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1
Plan."

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   ----------   -----------   ----------   -------------

Class A ..........    07/28/97       5.53%        -8.16%         --           1.89%
Class B ..........    11/30/94       5.52%        -8.24%        6.30%         7.64%
Class C ..........    07/28/97       9.54%        -7.88%         --           1.84%
Class D ..........    07/28/97      11.67%        -6.95%         --           2.82%

                                       42

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                      INCEPTION
CLASS                   DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   -----------   -----------   ----------   -------------

Class A ..........    07/28/97       11.38%        -7.17%         --           2.58%
Class B ..........    11/30/94       10.52%        -7.87%        6.30%         7.64%
Class C ..........    07/28/97       10.54%        -7.88%         --           1.84%
Class D ..........    07/28/97       11.67%        -6.95%         --           2.82%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                           PERIOD ENDED JULY 31, 2005

                      INCEPTION
CLASS                   DATE         1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   -----------   ------------   ----------   -------------

Class A ..........    07/28/97        11.38%        -31.05%        --           22.64%
Class B ..........    11/30/94        10.52%        -33.64%       84.24%       119.33%
Class C ..........    07/28/97        10.54%        -33.67%        --           15.74%
Class D ..........    07/28/97        11.67%        -30.23%        --           24.91%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                           PERIOD ENDED JULY 31, 2005

                                           INCEPTION
CALCULATION METHODOLOGY                      DATE        1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
---------------------------------------   ----------   ----------   -----------   ----------   -------------

After taxes on distributions ..........   11/30/94       5.52%        -8.37%         5.09%         6.44%
After taxes on distributions and
 redemptions ..........................   11/30/94       3.59%        -6.87%         4.82%         6.04%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended July 31,
2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY
10019, acts as the Fund's legal counsel.

                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

                                       43

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                                                                   PROXY

                        MORGAN STANLEY TOTAL RETURN TRUST
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 7, 2006 at the Special
Meeting of Shareholders of Morgan Stanley Total Return Trust to be held at 1221
Avenue of the Americas, New York, New York 10020 on July 17, 2006 and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                              VOTE VIA THE INTERNET:
                              HTTPS://VOTE.PROXY-DIRECT.COM
                              VOTE VIA THE TELEPHONE: 1-866-241-6192
                              999 99999 999 999

                              NOTE: Please sign exactly as your name appears on
                              this proxy card. All joint owners should sign.
                              When signing as executor, administrator, attorney,
                              trustee or guardian or as custodian for a minor,
                              please give full title as such. If a corporation,
                              please sign in full corporate name and indicate
                              the signer's office. If a partner, sign in the
                              partnership name.

                              -------------------------------------------------
                              Signature

                              -------------------------------------------------
                              Signature (if held jointly)

                              -------------------------------------------------
                              Date                                    16251_MTR

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY TOTAL RETURN TRUST RECOMMENDS THAT YOU
VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

                                                    FOR       AGAINST    ABSTAIN
                                                    [ ]         [ ]        [ ]

1.    Approval of an Agreement and Plan of Reorganization, dated February 6,
      2006, between Morgan Stanley Total Return Trust and Morgan Stanley
      Strategist Fund, pursuant to which substantially all of the assets of
      Morgan Stanley Total Return Trust would be combined with those of Morgan
      Stanley Strategist Fund and shareholders of Morgan Stanley Total Return
      Trust would become shareholders of Morgan Stanley Strategist Fund receiving shares of Morgan Stanley Strategist Fund with a value equal to the value of their holdings in Morgan Stanley Total Return Trust.

                                                                       16251_MTR

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

MORGAN STANLEY STRATEGIST FUND

PART C
OTHER INFORMATION

Item 15.   Indemnification

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, dated November 30, 2005, which was filed electronically pursuant to Regulation S-T on November 28, 2005 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-5634 and 33-23669).

Item 16.   Exhibits

(1)	Declaration of Trust of the Registrant, dated August 4, 1988, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 24, 1995; Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on July 18, 1997; Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1998; Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on September 30, 2003.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(7)	(a)	Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on September 29, 1998.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated as of April 1, 2005, is incorporated by reference to Exhibit e(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 23, 1999.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on August 24, 1995; Amendment to the Custody Agreement between The Bank of New York and the Registrant, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on September 23, 1996; Amendment to the Custody Agreement of the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(b)	Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(10)	(a)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1, is incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on September 30, 2004.

(b)	Amended Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, of Morgan Stanley Growth Fund, filed on May 27, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, is filed herewith.

(b)	Opinion and consent of Dechert LLP, is filed herewith.

(12)	Opinion and consent of Clifford Chance US LLP regarding tax matters, is filed herewith.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Trust, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(b)	Administration Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Services Company Inc., is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

Item 17.   Undertakings

1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 16th day of May, 2006.

MORGAN STANLEY STRATEGIST FUND

By:	/s/ Ronald E. Robison Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	May 16, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	May 16, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Trustees		May 16, 2006
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact for the Management Trustees		May 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
(11)(a)	Opinion and consent of Clifford Chance US LLP.
(11)(b)	Opinion and consent of Dechert LLP.
(12)	Opinion and Consent of Clifford Chance US LLP regarding tax matters.
(14)	Consent of Independent Registered Public Accounting Firm